PROSPECTUS	June 1, 2009

(415) 398-8000
600 Montgomery Street  •  San Francisco, California 94111

Permanent Portfolio

Treasury Bill Portfolio

Versatile Bond Portfolio

Aggressive Growth Portfolio

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the adequacy or accuracy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
RISK / RETURN SUMMARY	1

Permanent Portfolio Family of Funds, Inc.	1

Permanent Portfolio	1

Treasury Bill Portfolio	6

Versatile Bond Portfolio	8

Aggressive Growth Portfolio	10

EXPENSE TABLE	12

SUMMARY OF OTHER FEATURES	13

TAX PLANNING POLICIES	14

Tax Planning	14

Dividends and Tax Planning	15

THE FOUR PORTFOLIOS	15

Permanent Portfolio	16

Treasury Bill Portfolio	17

Versatile Bond Portfolio	18

Aggressive Growth Portfolio	18

Additional Risk Factors and Special Considerations	19

Portfolio Holdings	19

MANAGEMENT	20

Investment Adviser	20

Portfolio Management	20

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	21

COMPUTATION OF NET ASSET VALUE	23

PURCHASE OF SHARES	24

REDEMPTION OF SHARES	27

Written Redemption Requests	27

Telephone Redemption Requests	28

In-Kind Redemptions	28

Redemption Limitations	29

Redemption by the Fund	29

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES	29

Automatic Investment Plan	30

Portfolio Exchange	30

Distribution Options	30

Systematic Withdrawal Plan	31

Individual Retirement Account Plans	31

Check Redemptions – Treasury Bill Portfolio and Versatile Bond Portfolio Only	32

Limitations in Exchanges, Redemptions and Service	33

Frequent Purchases and Redemptions	33

DISTRIBUTION OF SHARES	33

SERVICE CHARGES	34

CUSTODIAN, TRANSFER AGENT AND DIVIDEND – DISBURSING AGENT	35

REPORTS	35

PRIVACY POLICY	36

FINANCIAL HIGHLIGHTS	38

RISK / RETURN SUMMARY

        This Summary describes the features of an investment in one or more portfolios of Permanent Portfolio Family of Funds, Inc. Please read this entire Prospectus for more complete information before you invest.

Permanent Portfolio Family of Funds, Inc.

        Permanent Portfolio Family of Funds, Inc. (“Fund”) is a no-load, management investment company consisting of four portfolios: Permanent Portfolio, Treasury Bill Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio (each a “Portfolio”). Each Portfolio has a distinct investment objective and distinct investment policies, and seeks, where practicable, to minimize or defer the recognition of taxable income by its shareholders. See “Summary of Other Features – Investment and Tax Planning,” “Tax Planning Policies – Tax Planning” and “Tax Planning Policies – Dividends and Tax Planning.”

        Of course, there is no assurance that any Portfolio will achieve its investment objective. Loss of all or a part of your investment is a risk of investing in the Fund’s Portfolios, especially in the case of the Aggressive Growth Portfolio.

        This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for your future reference.

Permanent Portfolio

        Investment Objective. The Permanent Portfolio seeks to preserve and increase the purchasing power value of its shares over the long term.

        Principal Investment Strategies. In pursuit of its investment objective, the Permanent Portfolio invests a fixed “Target Percentage” of its net assets in each of the following investment categories:

  gold;

  silver;

  Swiss franc assets such as Swiss franc denominated deposits and bonds of the federal government of Switzerland;

  stocks of U.S. and foreign real estate and natural resource companies;

  aggressive growth stocks; and

  dollar assets such as U.S. Treasury securities and short-term corporate bonds.

         As the Permanent Portfolio’s fundamental investment policy, the fixed Target Percentage of its net assets in each investment category is:

Investment Category	Target Percentage
Gold	20%
Silver	5%
Swiss franc assets	10%
Stocks of U.S. and foreign real estate
and natural resource companies	15%
Aggressive growth stocks	15%
Dollar assets	35%
Total	100%

         Investments may include gold and silver bullion and bullion-type coins; Swiss franc denominated deposits and bonds and other securities of the federal government of Switzerland of any maturity; stocks of U.S. and foreign companies whose assets consist primarily of real estate and natural resources such as oil and minerals; stock warrants and stocks of U.S. companies that are expected to have a higher price volatility than the stock market as a whole; and U.S. Treasury securities and short-term corporate bonds rated “A” or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), and having a remaining maturity of twenty-four months or less.

         The Permanent Portfolio may invest in shares of companies of any market capitalization, including small- or mid-capitalization companies; however, at least 60% of its investment in aggressive growth stocks will ordinarily be in securities listed on the New York Stock Exchange. The Permanent Portfolio may own investments issued by foreign banks and governments and may own stock in foreign companies or investments held outside the United States, including emerging markets.

        Principal Investment Risks. An investment in the Permanent Portfolio is not guaranteed; you may lose money by investing in the Permanent Portfolio. Even if the Permanent Portfolio does achieve its investment objective over the long term, it is subject to the risk of suffering substantial short-term losses from time to time, because investment prices generally respond to changes in the pattern of inflation with lags and delays that are impossible to foresee. The principal risks of investing in the Permanent Portfolio are:

  Risks of investments in gold and silver – gold and silver generate no interest or dividends, offering only the potential for price appreciation. Prices of gold and silver may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies, changes in industrial and commercial demand, gold and silver sales by governments, central banks, or international agencies, investment speculation and monetary and other economic policies of various governments.

  Risks of investments in Swiss franc assets – the Swiss franc is subject to the risk that inflation will decrease in the United States, or rise in Switzerland. Swiss government bonds are subject to some risk of default, and their credit quality is not rated by U.S. rating agencies.

  Risks of investments in real estate and natural resource companies – any decline in the general level of prices of oil, minerals or real estate would be expected to have an adverse impact on these stocks. Investments in real estate companies will subject the Permanent Portfolio to risks similar to those associated with direct ownership of real estate, including losses from a casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.  Investments in natural resource companies can be significantly affected by events relating to the particular natural resource industry, such as international political and economic developments, mandated or voluntary conservation programs, success of exploration or development projects, tax and other government regulations as well as other factors.  The prices of these stocks are particularly vulnerable to decline in the event of deflationary economic conditions.

  Risks of investments in aggressive growth stocks – investments in aggressive growth stocks are subject to both market risk and capitalization risk. Market risk is the risk that prices of the securities held by the Permanent Portfolio will fluctuate due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuing company’s particular circumstances. These fluctuations may cause the price of a security to decline for short- or long-term periods and cause the security to be worth less than it was worth when purchased by the Portfolio. Aggressive growth stock investments are subject to greater market risk of price declines, especially during periods when the prices of U.S. stock market investments in general are declining. Capitalization risk is the risk that investment in companies with small- to mid-capitalization tend to be more volatile than investments in large-capitalization companies. The Portfolio’s investments in small- and mid-capitalization companies may have additional risks because such companies often have limited product lines, smaller customer bases, fewer financial resources and more limited management depth and experience than larger companies.

  Risks of investments in dollar assets – the Permanent Portfolio’s yield on investments in U.S. Treasury securities and short-term corporate bonds will fluctuate as the securities in the  Portfolio’s portfolio mature and the proceeds are reinvested in securities with different interest rates. The Portfolio also is subject to the risk that changes in interest rates will affect the value of the Portfolio’s investments in U.S. Treasury securities and short-term corporate bonds.  Prices of U.S. Treasury securities and short-term corporate bonds fall when prevailing interest rates rise. Price fluctuations of long-term U.S. Treasury securities are greater than price fluctuations for shorter term U.S. Treasury securities, and may be as extensive as the price fluctuations of common stock. Investments in short-term corporate bonds are also subject to credit risk. Credit risk is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments.

  Risks of investing in foreign and emerging markets – investments in foreign securities involve risks that are in addition to the risks associated with domestic securities.  Many foreign stock markets are not as developed or efficient as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, banks and listed companies; less publicly available information about securities; and accounting and auditing standards often may be less strict and less reliable than in the United States.  Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability.  Investments in foreign securities are also subject to currency risk, i.e., the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.  Investing in emerging (less developed) markets may involve higher levels of each of these risks.

  Risks of in-kind redemptions – to avoid liability for corporate federal income tax, the Permanent Portfolio must, among other things, derive at least 90% of its gross income each year from items including interest, dividends and gains on sales of securities. Gains on sales of gold and silver by the Portfolio would not qualify as “gains on sales of securities.” Consequently, profitable sales of gold and silver (as might be required for the Permanent Portfolio to adhere to its Target Percentages) could subject the Portfolio to liability for corporate federal income tax. To try to reduce this potential adverse tax result, the Fund may require redeeming shareholders in the Permanent Portfolio to accept readily tradable gold or silver bullion or coins from the Portfolio’s holdings in complete or partial payment of redemptions, if it can satisfy a federal tax law provision that permits it to do so without recognizing gain. See “Redemption of Shares–In-Kind Redemptions” below.

  Recent market events – recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Portfolio. These events have also decreased liquidity in some markets and may continue to do so.  The reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide.  It is uncertain how long these conditions will continue.

        More information about the risks of an investment in the Permanent Portfolio is provided below in “The Four Portfolios–Additional Risk Factors and Special Considerations.”

        Performance. The bar chart and the performance table on the following page provide an indication of the risks of investing in the Permanent Portfolio by showing, respectively, yearly changes in its performance over the last ten calendar years and by showing how its average annual total returns for the one-, five- and ten-year periods ended December 31, 2008 compare to the performance of the Citigroup 3-Month U.S. Treasury Bill Index. The bar chart and the performance table assume reinvestment of all dividends and other distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the returns would be less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

        During the period shown, the highest calendar quarter return was 7.03% (calendar quarter ended June 30, 2003) and the lowest calendar quarter return was -6.86% (calendar quarter ended December 31, 2008). The year-to-date return through the calendar quarter ended March 31, 2009 was -3.52%.

	Average Annual Total Returns(1)
	(for the periods ended December 31, 2008)
	Past 1 Year	Past 5 Years	Past 10 Years

Return Before Taxes	-8.36%	7.18%	8.01%
Return After Taxes on Distributions	-8.62%	6.91%	7.43%
Return After Taxes on Distributions and Sale of Portfolio Shares	-5.40%	6.11%	6.75%

Citigroup 3-Month U.S. Treasury Bill Index (2)(3)	1.80%	3.10%	3.30%
(Reflects no deductions for fees, expenses or taxes)

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

(2)	Returns reflect reinvested interest as applicable, but do not reflect a deduction for fees, expenses or taxes. You cannot invest directly in an index.

(3)	The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. Prior to April 7, 2003, the index was known as the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.

Treasury Bill Portfolio

        Investment Objective. The Treasury Bill Portfolio seeks to earn high current income, consistent with safety and liquidity of principal.

        Principal Investment Strategies. The Treasury Bill Portfolio invests in debt obligations of the United States Treasury. At least 80% of its assets are invested in short-term U.S. Treasury bills and notes with maturities of less than thirteen months. The remainder may be invested in U.S. Treasury bonds having a remaining maturity of thirteen months or less.

        The Treasury Bill Portfolio, unlike most money market funds (which declare dividends on their investment income daily and seek to maintain a constant net asset value per share), follows a dividend policy that permits (but does not assure) its net asset value per share to rise by reducing the frequency and amount of current dividend distributions, thus enabling the Portfolio to retain a greater portion of its assets on which interest may continue to be earned. See “Tax Planning Policies - Dividends and Tax Planning” and “Dividends, Other Distributions and Taxes” for a further discussion of this policy.

        Principal Investment Risks. An investment in the Treasury Bill Portfolio is not guaranteed; you may lose money by investing in the Treasury Bill Portfolio. The principal risk of investing in the Treasury Bill Portfolio is:

  Interest rate and related risks – the Treasury Bill Portfolio’s yield will fluctuate as the short-term U.S. Treasury securities in the Portfolio’s portfolio mature and the proceeds are reinvested in securities with different interest rates. Due to a number of market influences, yields on short-term U.S. Treasury securities, as of the date of this Prospectus, are currently near historical lows.  A security backed by the U.S. Treasury or the full-faith-and-credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. The Portfolio is subject to the risk that changes in interest rates will affect the value of the Portfolio’s investments.  Generally, prices of short-term U.S. Treasury securities fall when prevailing interest rates rise and rise when prevailing interest rates fall.

        More information about the risks of an investment in the Treasury Bill Portfolio is provided below in “The Four Portfolios–Additional Risk Factors and Special Considerations.”

        Performance. The bar chart and the performance table on the following page provide an indication of the risks of investing in the Treasury Bill Portfolio by showing, respectively, yearly changes in its performance over the last ten calendar years and by showing how its average annual total returns for the one-, five- and ten-year periods ended December 31, 2008 compare to the performance of the Citigroup 3-Month U.S. Treasury Bill Index. The bar chart and the performance table assume reinvestment of all dividends and other distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the returns would be less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

10%
8%
6%
4%
2%
0%
3.72%
4.99%
2.94%
.53%
.03%
.26%
3.12%
3.80%
3.82%
1.31%
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

        During the period shown, the highest calendar quarter return was 1.39% (calendar quarter ended March 31, 2005) and the lowest calendar quarter return was -.09% (calendar quarter ended September 30, 2003). The year-to-date return through the calendar quarter ended March 31, 2009 was -.06%.

	Average Annual Total Returns(1)
	(for the periods ended December 31, 2008)
	Past 1 Year	Past 5 Years	Past 10 Years

Return Before Taxes	1.31%	2.45%	2.42%
Return After Taxes on Distributions	.71%	1.96%	1.61%
Return After Taxes on Distributions and Sale of Portfolio Shares	.85%	1.87%	1.60%

Citigroup 3-Month U.S. Treasury Bill Index(2)(3)	1.80%	3.10%	3.30%
(Reflects no deductions for fees, expenses or taxes)

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

(2)	Returns reflect reinvested interest as applicable, but do not reflect a deduction for fees, expenses or taxes. You cannot invest directly in an index.

(3)	The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. Prior to April 7, 2003, the index was known as the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.

Versatile Bond Portfolio

        Investment Objective. The Versatile Bond Portfolio seeks to earn high current income, while limiting risk to principal.

        Principal Investment Strategies. The Versatile Bond Portfolio invests at least 80% of its assets in a diversified portfolio of short-term corporate bonds rated “A” or higher by Standard & Poor’s with a remaining maturity of twenty-four months or less. Unlike most short-term bond funds that pay out dividends periodically, the Versatile Bond Portfolio follows a dividend policy that permits (but does not assure) its net asset value per share to rise by reducing the frequency and amount of current dividend distributions, thus enabling the Portfolio to retain a greater portion of its assets on which interest may continue to be earned. See “Tax Planning Policies - Dividends and Tax Planning” and “Dividends, Other Distributions and Taxes” for a further discussion of this policy.

        Principal Investment Risks. An investment in the Versatile Bond Portfolio is not guaranteed; you may lose money by investing in the Versatile Bond Portfolio. The principal risks of investing in the Versatile Bond Portfolio are:

  Interest rate and related risks – the Versatile Bond Portfolio’s yield will fluctuate as the short-term corporate bonds in the Portfolio’s portfolio mature and the proceeds are reinvested in short-term corporate bonds with different interest rates.  The Portfolio is subject to the risk that changes in interest rates will affect the value of the Portfolio’s investments.  Generally, prices of short-term corporate bonds fall when prevailing interest rates rise and rise when prevailing interest rates fall.  The prices of long-term debt securities generally fluctuate more than prices of short-term debt securities as interest rates change.

  Credit risk – is the risk that an issuer of debt securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the debt securities in which the Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

  Fixed income market risk – recent developments relating to subprime mortgages have adversely affected debt securities markets in the United States, Europe and elsewhere. The values of many types of debt securities have been reduced, including debt securities that are not related to mortgage loans. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing on attractive terms or at all. In addition, broker-dealers and other market participants have been less willing to make a market in some types of debt securities, which has impacted the liquidity of those securities. These developments may also have a negative effect on the broader economy. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Portfolio’s ability to sell the debt securities in which it invests or to find and purchase suitable debt securities.

        More information about the risks of an investment in the Versatile Bond Portfolio is provided below in “The Four Portfolios–Additional Risk Factors and Special Considerations.”

        Performance. The bar chart and the performance table on the following page provide an indication of the risks of investing in the Versatile Bond Portfolio by showing, respectively, yearly changes in its performance over the last ten calendar years and by showing how its average annual total returns for the one-, five- and ten-year periods ended December 31, 2008 compare to the performance of the Citigroup AAA/AA 1-3 Year Corporate Bond Index, a component of the Citigroup Broad Investment-Grade (BIG) Bond Index. The bar chart and the performance table assume reinvestment of all dividends and other distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the returns would be less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

10%
8%
6%
4%
2%
0%
3.26%
6.02%
6.55%
3.12%
.97%
.15%
1.77%
3.81%
4.38%
1.63%
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

        During the period shown, the highest calendar quarter return was 2.60% (calendar quarter ended September 30, 2001) and the lowest calendar quarter return was -1.07% (calendar quarter ended June 30, 2004). The year-to-date return through the calendar quarter ended March 31, 2009 was 1.12%.

	Average Annual Total Returns(1)
	(for the periods ended December 31, 2008)
	Past 1 Year	Past 5 Years	Past 10 Years

Return Before Taxes	1.63%	2.34%	3.13%
Return After Taxes on Distributions	.57%	1.57%	2.01%
Return After Taxes on Distributions and Sale of Portfolio Shares	1.05%	1.57%	2.01%

Citigroup AAA/AA 1-3 Year Corporate Bond Index(2)(3)	4.55%	3.78%	5.16%
(Reflects no deductions for fees, expenses or taxes)

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

(2)	Returns reflect reinvested interest as applicable, but do not reflect a deduction for fees, expenses or taxes. You cannot invest directly in an index.

(3)	The Citigroup AAA/AA 1-3 Year Corporate Bond Index is a component of the Citigroup Broad Investment-Grade (BIG) Bond Index. It is market-capitalization weighted and includes bonds rated AAA or AA by Standard & Poor’s or Moody’s Investor Services, Inc., with maturities of one to three years and a minimum amount outstanding of $100 million. Prior to April 7, 2003, the index was known as the Salomon Smith Barney AAA/AA 1-3 Year Corporate Bond Index.

Aggressive Growth Portfolio

        Investment Objective. The Aggressive Growth Portfolio seeks to achieve high (greater than for the stock market as a whole), long-term appreciation in the value of its shares.

        Principal Investment Strategies. The Aggressive Growth Portfolio invests in stocks and stock warrants of U.S. companies selected by the Fund’s investment adviser for high profit potential. The Fund’s investment adviser seeks to select stocks that are expected to have higher price volatility than the stock market as a whole, including stocks of companies in technology industries, companies developing or exploiting new products or services and companies whose shares are valued primarily for potential growth in earnings, dividends or asset values. The Aggressive Growth Portfolio may invest in shares of companies of any market capitalization, including small- or mid-capitalization companies; however, at least 60% of its assets will ordinarily be invested in securities listed on the New York Stock Exchange.

        Principal Investment Risks. An investment in the Aggressive Growth Portfolio is not guaranteed; you may lose money by investing in the Aggressive Growth Portfolio. The principal risks of investing in the Aggressive Growth Portfolio are:

  Market risk – the risk that prices of the securities held by the Aggressive Growth Portfolio will fluctuate due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuing company’s particular circumstances. These fluctuations may cause the price of a security to decline for short- or long-term periods and cause the security to be worth less than it was worth when purchased by the Portfolio.  The Portfolio’s investments, particularly in technology stocks, are subject to greater market risk of price declines, especially during periods when the prices of U.S. stock market investments in general are declining.

  Capitalization risk – the risk that investment in companies with small- to mid-capitalization tend to be more volatile than investments in large-capitalization companies. The Portfolio’s investments in small- and mid-capitalization companies may have additional risks because such companies often have limited product lines, smaller customer bases, fewer financial resources and more limited management depth and experience than larger companies.  Further, securities of small- and mid-capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices the portfolio manager believes appropriate.

  Investment style risk – growth stocks may not perform as well as value stocks or the stock market in general.

  Recent market events – recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including the Portfolio. These events have also decreased liquidity in some markets and may continue to do so.  The reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide.  It is uncertain how long these conditions will continue.

        More information about the risks of an investment in the Aggressive Growth Portfolio is provided below in “The Four Portfolios–Additional Risk Factors and Special Considerations.”

        Performance. The bar chart and the performance table on the following page provide an indication of the risks of investing in the Aggressive Growth Portfolio by showing, respectively, yearly changes in its performance over the last ten calendar years and by showing how its average annual total returns for the one-, five- and ten-year periods ended December 31, 2008 compare to the performance of the Dow Jones Industrial Average and the Standard & Poor’s 500 Composite Stock Index. The bar chart and the performance table assume reinvestment of all dividends and other distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the returns would be less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
31.60%
.72%
1.01%
-24.69%
37.48%
13.32%
20.73%
9.10%
4.59%
-39.10%
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

        During the period shown, the highest calendar quarter return was 19.69% (calendar quarter ended December 31, 2001) and the lowest calendar quarter return was -21.40% (calendar quarter ended September 30, 2002). The year-to-date return through the calendar quarter ended March 31, 2009 was -7.05%.

	Average Annual Total Returns(1)
	(for the periods ended December 31, 2008)
	Past 1 Year	Past 5 Years	Past 10 Years

Return Before Taxes	-39.10%	-1.01%	2.78%
Return After Taxes on Distributions	-41.54%	-3.25%	1.40%
Return After Taxes on Distributions and Sale of Portfolio Shares	-22.52%	-.50%	2.53%

Dow Jones Industrial Average(2)(3)	-31.93%	-1.12%	1.66%
Standard & Poor's 500 Composite Stock Index (2)(3)	-37.00%	-2.19%	-1.38%
(Reflects no deductions for fees, expenses or taxes)

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

(2)	Returns reflect reinvested dividends as applicable, but do not reflect a deduction for fees, expenses or taxes. You cannot invest directly in an index.

(3)	The Dow Jones Industrial Average is an average of the stock prices of 30 large companies and represents a widely recognized unmanaged portfolio of common stocks. The Standard & Poor’s 500 Composite Stock Index is a market-capitalization weighted index of common stocks and also represents an unmanaged portfolio.

EXPENSE TABLE

The table below describes the fees and expenses you would pay if you buy and hold shares of the Fund’s Portfolios.

Shareholder Fees (fees paid directly from your investment)
One-time account start-up fee	$35.00
Optional services:
Exchange fee (by telephone)	$ 5.00 per exchange
Check redemptions (Treasury Bill Portfolio
and Versatile Bond Portfolio only)	$ 1.00 per check
Bank-to-bank wire transfer	$15.00 per wire
Overnight delivery	$15.00 per delivery

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Permanent	Treasury Bill	Versatile Bond	Aggressive Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Investment advisory fees(1)	.79%	1.19%	1.19%	1.19%
Other Expenses
Other operating expenses (2)	.05%	.05%	.08%	.01%
Total other expenses	.05%	.05%	.08%	.01%
Total annual operating expenses	.84%	1.24%	1.27%	1.20%

(1)	For calendar year 2009, the Fund’s investment adviser intends voluntarily to waive portions of the investment advisory (management) fee payable by the Treasury Bill Portfolio and by the Versatile Bond Portfolio to the extent that either Portfolio’s investment advisory fee would exceed an annual rate of 11/16ths of 1% (.6875%), in the case of the Treasury Bill Portfolio, or 13/16ths of 1% (.8125%), in the case of the Versatile Bond Portfolio. Accordingly, after fee waivers, the investment advisory fee for the Treasury Bill Portfolio and the Versatile Bond Portfolio would be .69% and .81%, respectively, and total annual operating expenses for the Treasury Bill Portfolio and the Versatile Bond Portfolio would be .74% and .89%, respectively. The Fund’s investment adviser may continue such voluntary waiver of fees, although it is not required to do so, and reserves the right to revoke, reduce or change the waiver at any time upon five days written notice to the Fund.

(2)	“Other operating expenses” include the fees and expenses of the Fund’s directors and the salary expense of the Fund’s officers.

EXAMPLE

        This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Permanent	Treasury Bill	Versatile Bond	Aggressive Growth
	Portfolio	Portfolio	Portfolio	Portfolio

1 Year	$121	$161	$164	$157
3 Years	$302	$427	$437	$415
5 Years	$499	$714	$730	$693
10 Years	$1,069	$1,530	$1,564	$1,485

SUMMARY OF OTHER FEATURES

        Other major features of the Fund include:

  Dividends and capital gain distributions (if any) paid annually.

  Tax planning at the Portfolio level to minimize or defer, where practicable, the recognition of taxable income or gains by the Portfolio’s shareholders.

  IRA plans (i.e., traditional and Roth IRAs)(“IRA Plans”).

  $1,000 minimum initial investment in any Portfolio.

  $100 minimum initial investment with the establishment of an automatic investment plan.

  $100 minimum additional investment in any Portfolio.

  No redemption or commission charge to redeem shares directly with the Fund.

        Investment and Tax Planning. The Fund is designed to provide its shareholders with a flexible tool for their investment and tax planning. In furtherance of that purpose, each of the Fund’s four Portfolios has its own particular investment objective and policies, and each Portfolio’s shares may be purchased through IRA Plans sponsored by the Fund.

        Each Portfolio, to the extent consistent with its investment objective, arranges its investments to favor opportunities for appreciation and seeks to hold appreciated investments for at least the minimum period required for sales of investments to qualify for long-term capital gain treatment. In addition, each Portfolio distributes its net investment income and net capital gains, if any, to its shareholders as dividends only once a year, and intends to continue to satisfy the distribution requirements necessary to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). (If a Portfolio were to distribute less than the minimum amount required for any year, which the Fund considers unlikely, it would become subject to federal income tax for that year on its entire net income and gains, not merely the undistributed portion.) This dividend policy may lessen a shareholder’s tax burden by deferring recognition of taxable income from one taxable year to the next and/or by permitting a greater portion of the shareholder’s total return to be recognized as a capital gain on a redemption rather than as dividends, which are taxable as ordinary income (except to the extent they are attributable to “qualified dividend income,” as described under “Dividends, Other Distributions and Taxes.”). In the case of shares that pass to a shareholder’s estate, this dividend policy may eliminate income tax on a portion of the shareholder’s total return, due to a federal income tax provision which generally treats property acquired from a decedent as having a tax basis equal to its fair market value at the date of death.

        For shareholders holding their shares in a Portfolio continuously for longer than one year, the tax advantages to be achieved from the Portfolio’s dividend policy will vary depending on the amount and timing of redemptions of shares by the Portfolio’s shareholders in general. See “Tax Planning Policies,” “The Four Portfolios” and “Dividends, Other Distributions and Taxes.”

        Investing in the Fund. An investor may establish a Shareholder Account by sending a check ($1,000 minimum for each Portfolio invested in), together with a Shareholder Account Application, to the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201. See “Purchase of Shares.” Eligible investors may invest through the Fund’s IRA Plans. Existing shareholders may reinvest dividends and capital gain distributions, if any, through the Fund’s automatic reinvestment feature. See “Shareholder Account Services and Privileges – Distribution Options.”

        Redemption of Shares. A shareholder may redeem any or all of the shares purchased in a Portfolio at that Portfolio’s net asset value next determined following receipt of a properly completed redemption request by the Fund’s transfer agent. Redemption requests may be made in writing or by telephone. See “Redemption of Shares – Telephone Redemption Requests.” The cash proceeds of a telephone redemption request will be sent to the shareholder’s individual bank account, either by check (via first class mail), by Electronic Funds Transfer (“EFT”), or by bank-to-bank wire if requested. Shareholders also may redeem shares in the Treasury Bill Portfolio and in the Versatile Bond Portfolio by writing a redemption check. In addition, the Fund offers a Systematic Withdrawal Plan whereby shareholders may receive periodic payments of a fixed amount. The Fund reserves a limited right to redeem shares in the Permanent Portfolio in kind; see “Redemption of Shares–In-Kind Redemptions.”

        Shareholders may redeem shares in one Portfolio and simultaneously reinvest the proceeds in another Portfolio by means of a Portfolio Exchange. See “Shareholder Account Services and Privileges – Portfolio Exchange.”

        Computation of Net Asset Value. The Fund calculates the net asset value for each Portfolio at the end of regular trading each day the New York Stock Exchange is open for business or any earlier Exchange closing time that day. All purchases and redemptions are effected at the price based on the next calculation of net asset value after the order is received.

        Transfer Agent. The Fund has retained U.S. Bancorp Fund Services, LLC as its transfer agent. You may contact the transfer agent to inquire about your Shareholder Account or about the processing of your purchase and redemption requests by calling (800) 341-8900, or by writing to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.

        Shareholder Services Office. The Shareholder Services Office is made available by the Fund’s investment adviser for the convenience of Fund shareholders. A shareholder or other interested investor may obtain a current Prospectus, Statement of Additional Information (“SAI”), Annual and/or Semi-Annual Report, Shareholder Account Application, IRA Plan Disclosure Statement and Custodial Account Agreement, applicable forms and other informational material regarding the Fund by calling the Shareholder Services Office at (800) 531-5142 or (254) 527-3102, or by writing to the Shareholder Services Office, 130 South Brune Street, Bartlett, Texas 76511 (Fax (254) 527-3406).

         After you have read the Prospectus, please contact the Shareholder Services Office if you have any questions about the investment objectives or policies of any of the Fund’s Portfolios. The experienced personnel at the Shareholder Services Office will welcome your inquiry.

TAX PLANNING POLICIES

          This section of the Prospectus provides a description of the tax planning policies followed by each Portfolio.

Tax Planning

        Each of the Fund’s Portfolios, to the extent consistent with its investment objective, follows a policy of seeking to hold appreciated investments for at least the minimum period required for sales of investments to qualify for long-term capital gain treatment. This policy can enable a Portfolio to distribute investment profits in the form of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) distributions, which are taxed less heavily for individual shareholders (at a maximum federal rate of 15% through 2010) than dividends attributable to the Portfolio’s net investment income (other than “qualified dividend income”) and the excess of its net short-term capital gain over net long-term capital loss. Any Portfolio may sell investments that have declined in value for the purpose of offsetting realized gain on investments that have appreciated in value.

        Each Portfolio also attempts, in furtherance of its investment objective, to manage its investments to reduce its taxable income and to favor opportunities for asset appreciation, which would be free of current federal income taxation to the Portfolio and its shareholders until such appreciation is realized. See “Dividends, Other Distributions and Taxes.”

Dividends and Tax Planning

         Each Portfolio distributes its net investment income and net capital gains, if any, to its shareholders as dividends only once a year, and intends to continue to satisfy the distribution requirements necessary to qualify for treatment as a regulated investment company. Under the Code, a Portfolio is required to pay as dividends at least 90% of its investment company taxable income to qualify for such treatment. Each Portfolio treats as dividends paid the proportionate amount of its investment company taxable income that is distributed in the form of redemption proceeds. By using this permitted method of calculating dividends paid, each Portfolio is able to reduce the amount of such income that is distributed as dividends to shareholders who have not redeemed their shares.

        Each Portfolio has incurred and will likely continue to incur a federal excise tax of 4% on part of its undistributed income and capital gains, if any. The federal excise tax reduces the benefit of distributing less than 98% of a Portfolio’s net investment income and realized gains. See “Dividends, Other Distributions and Taxes.” Such undistributed amounts are retained by the Portfolios and reinvested to earn further income and gains. To the extent that a Portfolio successfully executes its policy, the tax liability of a long-term shareholder may be lessened (to an extent that the Fund cannot predict), without reducing the shareholder’s total return (dividends plus appreciation).

THE FOUR PORTFOLIOS

        To further its shareholders’ individual investment programs, the Fund includes four separate Portfolios, each with its own distinct investment objective and policies. A shareholder may select a Portfolio or Portfolios in accordance with his or her own financial objectives, and may exchange all or a portion of his or her investment(s) in one Portfolio for another whenever he or she wishes.  This section of the Prospectus provides a more complete description of each Portfolio’s investment objective, principal investment strategies and risks.  Of course, there can be no assurance that any Portfolio will achieve its investment objective.

        Except as indicated otherwise, the investment objective and policies of each Portfolio, as described below, are fundamental. A Portfolio’s fundamental investment objective or policy can be changed only by a vote of a majority of the Portfolio’s outstanding shares.

        Each Portfolio’s investment strategy is subject to certain risks. Each Portfolio’s principal risks are described in the “Risk/Return Summary” of this Prospectus. See “Risk/Return Summary – Principal Investment Risks” for each Portfolio.  Certain additional risks are described below under “Additional Risk Factors and Special Considerations.”  See also “Objectives and Policies – Investment Categories,” in the Fund’s SAI for a further discussion of risks attendant with investments in a particular asset category.

Permanent Portfolio

        The objective of the Permanent Portfolio is to preserve and increase the “purchasing power” value of its shares over the long term.

        The investment policy of the Permanent Portfolio reflects the opinion of its investment adviser that inflation rates and other economic events cannot be forecast with a high degree of reliability and that only investors who are willing to embrace a high degree of risk should act on such forecasts. The investment strategy of the Permanent Portfolio acknowledges a broad range of economic possibilities and incorporates investments for each of them. Investors who wish to invest all or a portion of their capital in a way that does not depend on any particular outcome for the economy should consider purchasing shares in the Permanent Portfolio.

        The Permanent Portfolio will buy or sell investments as needed to correct any discrepancy between its actual holdings in a given category and the Target Percentage for that category if such a discrepancy exceeds one-tenth of the Target Percentage. The Fund’s investment adviser does not attempt to anticipate short-term changes in the general price level of any investment category. See “Objectives and Policies – Strategic Portfolio Adjustments” in the SAI for a discussion of those circumstances that might occasion a delay in portfolio adjustments.

        In pursuit of its investment objective, the Permanent Portfolio, as its fundamental investment policy, invests a fixed Target Percentage of its net assets in each of the following investment categories:

Investment Category	Target Percentage
Gold	20%
Silver	5%
Swiss franc assets	10%
Stocks of U.S. and foreign real estate
and natural resource companies	15%
Aggressive growth stocks	15%
Dollar assets	35%
Total	100%

        The Permanent Portfolio’s investments in:

  gold consists of gold bullion and bullion-type coins, such as American Eagle gold coins and Canadian Maple Leaf gold coins;

  silver consists of silver bullion and bullion-type coins;

  Swiss franc assets consist of deposits of Swiss francs at Swiss or non-Swiss banks and the bonds and other securities of the federal government of Switzerland of any maturity;

  stocks of U.S. and foreign real estate and natural resource companies consist of stocks of companies whose assets consist primarily of real estate (such as timberland, ranching and farm land, raw land and land with improvements and structures) and natural resources (such as oil, gas, coal, precious and non-precious minerals);

  aggressive growth stocks include stock warrants and stocks of U.S. companies that are more volatile than the stock market as a whole, and consist of the same types of investments in which the Aggressive Growth Portfolio may invest. See “The Four Portfolios – Aggressive Growth Portfolio”; and

  dollar assets include cash, U.S. Treasury bills and notes and U.S. Treasury bonds, and may include other U.S. dollar-denominated assets such as the obligations of U.S. government agencies, high-grade, short-term, corporate bonds and banker’s acceptances which, in the opinion of the Fund’s investment adviser, are secure enough to escape default even under deflationary economic conditions. The average length to maturity of the Permanent Portfolio’s net dollar assets will not exceed fifteen years and corporate bonds will have a Standard & Poor’s rating of “A” or higher and a remaining time to maturity of twenty-four months or less.

        Viewed in isolation, some of the Permanent Portfolio’s assets, such as gold and stock warrants, would be considered highly speculative. However, the Fund’s investment adviser believes that the various investments are subject to different (and, in some cases, contrary) risks, so that the value of the Permanent Portfolio’s investments in the aggregate will be subject to less risk, over the long term, than the risk associated with any one of the investments taken by itself.

        Under the federal tax law, the Portfolio may not earn more than 10% of its annual gross income from gains resulting from selling precious metals.  See “Taxes” in the Fund’s SAI.  Accordingly, the Portfolio may be required to hold its precious metals or to sell them at a loss, or to sell securities at a gain, when for investment reasons it would not otherwise do so.

Treasury Bill Portfolio

        The objective of the Treasury Bill Portfolio is to earn high current income, consistent with safety and liquidity of principal. Investors who wish to invest all or a portion of their capital in a way that seeks to provide a current return (which may be in the form of dividends, increases in net asset value per share, or some combination of the two) and stability of principal should consider purchasing shares in the Treasury Bill Portfolio.

        The Treasury Bill Portfolio, as its fundamental investment policy, invests in debt obligations of the United States Treasury. At least 80% of the Portfolio’s assets will consist of short-term U.S. Treasury bills and notes with maturities of less than thirteen months. The balance of the assets may be invested in U.S. Treasury bonds having a remaining maturity of thirteen months or less. The dollar-weighted average length to maturity of the Portfolio’s investments will not exceed ninety days. The Treasury notes in which the Treasury Bill Portfolio may invest display characteristics similar to U.S. Treasury bills, in that they bear shorter-term maturities than most U.S. Treasury notes.

        The Treasury Bill Portfolio distributes its net investment income and net capital gains, if any, only once a year. The Portfolio reduces the amount of its per-share dividends to the extent its investment company taxable income is distributed in the form of redemption proceeds. (The Treasury Bill Portfolio’s dividend policy differs from the dividend policies of most money market funds in this respect.) The Treasury Bill Portfolio’s dividend policy permits (but does not assure) the Portfolio’s net asset value per share to rise. As a result of this policy, the tax liability of a long-term shareholder may be lessened (to an extent that the Fund cannot predict), without reducing the shareholder’s total return (dividends plus appreciation).

Versatile Bond Portfolio

        The objective of the Versatile Bond Portfolio is to earn high current income, while limiting risk to principal. Investors who wish to invest all or a portion of their capital for a higher current return than available in U.S. Treasury securities, while limiting risk to principal, should consider purchasing shares in the Versatile Bond Portfolio. Because the Versatile Bond Portfolio follows policies whose aim is to minimize current dividend distributions to the extent permissible, the Portfolio may be especially suitable for an investor who wishes to defer federal income tax liability from one taxable year to the next for a portion of his or her return on an investment with high current income.

        The Versatile Bond Portfolio invests in a diversified portfolio of short-term corporate bonds rated “A” or higher by Standard & Poor’s with a remaining maturity of twenty-four months or less. As a fundamental policy, at least 80% of the Portfolio’s assets will consist of such bonds. Consistent with its investment strategy, the target range for the average weighted maturity of the Versatile Bond Portfolio ranges between zero and twenty-four months.

        To limit risk to principal arising from defaults by corporate bond issuers, the Versatile Bond Portfolio invests only in bonds that have earned a rating of “A” or higher by Standard & Poor’s and which, in the opinion of the Fund’s investment adviser, are secure enough to escape default even under deflationary economic conditions. For example, “AAA,” “AA” and “A” are the three highest of Standard & Poor’s eleven bond rating categories and mean, respectively, that in the judgment of Standard & Poor’s, a bond’s capacity to pay interest and repay principal is “extremely strong,” “very strong” or “strong.” The Portfolio does not invest in so-called “junk bonds.” The Portfolio further reduces risk by diversifying its investments so that ordinarily no more than 5% of the value of its assets is invested in the bonds of any one issuer and no more than 25% is invested in the bonds of issuers in any one industry.

        The Versatile Bond Portfolio purchases only bonds with remaining maturities of twenty-four months or less, to limit risk to principal arising from changes in open-market interest rates. Prices of such short-term bonds tend to be much more stable than prices of long-term corporate, municipal or U.S. Treasury bonds.

        Even though the Versatile Bond Portfolio invests in short-term corporate bonds having little potential for appreciation, the Portfolio’s dividend policy permits (but does not assure) the Portfolio’s net asset value per share to rise.

Aggressive Growth Portfolio

        The objective of the Aggressive Growth Portfolio is to achieve high (greater than the stock market as a whole), long-term appreciation in the value of the Portfolio’s shares. Investors who wish to invest a portion of their capital to achieve high (greater than for the stock market as a whole), long-term appreciation should consider purchasing shares in the Aggressive Growth Portfolio.

        The Aggressive Growth Portfolio, as its fundamental policy, invests in stocks and stock warrants of U.S. companies selected for high profit potential. The price volatility of such investments is expected by the Fund’s investment adviser to be greater than the price volatility of the U.S. stock market as a whole. Such investments may include stocks of companies in technology industries, companies exploiting or developing new products or services, and companies whose stock is valued primarily for potential growth in earnings, dividends or asset values rather than current income. Stocks may be selected for purchase by the Aggressive Growth Portfolio because they have a history of high volatility or because the companies involved have above-average growth in income, profits or sales. The Aggressive Growth Portfolio intends that, at any one time, it will hold stocks from at least twelve different industry groups and that within each industry group it ordinarily will hold the stocks of both large- and small-capitalization companies. The Aggressive Growth Portfolio also purchases stock warrants.

        Ordinarily, at least 60% of the Aggressive Growth Portfolio’s assets will be invested in securities listed on the New York Stock Exchange. The remaining portion of the Portfolio’s assets will be invested in securities listed on the American Stock Exchange or other domestic stock exchange or traded in the over-the-counter market.

        The Aggressive Growth Portfolio will remain fully invested in stock market investments at all times, apart from incidental amounts of cash that ordinarily will not exceed 3% of the Portfolio’s net assets. Accordingly, the success of the Portfolio’s investment policy does not depend on short-term, market timing decisions by the Fund’s investment adviser.

Additional Risk Factors and Special Considerations

        Each Portfolio has principal investment strategies that come with inherent risks. Each Portfolio’s principal risks are described in the “Risk/Return Summary” of this Prospectus. See “Risk/Return Summary – Principal Investment Risks” for each Portfolio. The following is a list of additional risks to which the Portfolios may be subject. Unless otherwise indicated, each risk applies to all Portfolios of the Fund. Investors should review carefully the risks and other special considerations associated with an investment in the Fund.

        Bond risks. Price fluctuations of long-term U.S. Treasury bonds, such as those held by the Permanent Portfolio, can be as extensive as the price fluctuations of common stocks. Corporate bonds, such as those held by the Permanent Portfolio and the Versatile Bond Portfolio, also may be subject to downward changes in their ratings by Standard & Poor’s and to “call,” or early repayment, at the option of the issuer. The calling of a bond that is trading at a premium over its face value could result in a loss of the premium to the bondholder.

        Tax status. Each Portfolio intends to pay dividends each taxable year to enable it to continue to satisfy the distribution requirements necessary to qualify for treatment as a regulated investment company under Subchapter M of the Code. If a Portfolio were to distribute to its shareholders less than the minimum amount required for any year, which the Fund considers unlikely, the Portfolio would become subject to federal income tax for that year on all of its taxable income and recognized gains, even those distributed to its shareholders.

        Illiquid securities. The Permanent Portfolio may hold a maximum of 10%, and the Aggressive Growth Portfolio may hold a maximum of 5%, of each of their net assets in investments that have no ready market for resale and securities for which no readily available market quotation exists. Neither the Treasury Bill Portfolio nor the Versatile Bond Portfolio will hold illiquid securities.

        Unusual features. The Fund’s Portfolios involve many unusual features, including the objectives of providing tax advantages, and investments in a foreign currency, foreign securities and precious metals. These features may result in administrative, financial or tax consequences that are entirely unforeseen.

Portfolio Holdings

        A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s holdings is available in the Fund’s SAI.

MANAGEMENT

Investment Adviser

        The Fund retains Pacific Heights Asset Management, LLC (“Pacific Heights” or “Investment Adviser”) as its investment adviser under an investment advisory contract, dated November 24, 2002 (“Contract”). Pacific Heights, whose address is located at 600 Montgomery Street, 27th Floor, San Francisco, California 94111, is a limited liability company organized in October 2002 under the laws of the State of California and was registered as an investment adviser on January 3, 2003. Pacific Heights commenced providing investment advisory services to the Fund in May 2003 and its business has since consisted solely of managing the Fund’s Portfolios. Pacific Heights’ manager and sole member is Michael J. Cuggino (who is also its President and Chief Executive Officer).

Portfolio Management

        Although Pacific Heights has only provided investment advisory services to the Fund since May 2003, Mr. Cuggino has been directly involved in the Fund’s operation for over eighteen years. Mr. Cuggino has been the portfolio manager of the Fund since 2003. Mr. Cuggino has also served as a director of the Fund since 1998, as its President since 2003, as its Treasurer from 1993 to 2007 and as its Secretary since 2006. Prior to his organization of Pacific Heights, he served as a consultant to World Money Managers, the Fund’s former investment adviser, from 1991 to 2003, during which time he shared primary responsibility for the activities of the Fund (including the investment management of its Portfolios) and its former investment adviser.  The Fund’s SAI provides additional information about Mr. Cuggino’s compensation, other accounts he manages and his ownership of Fund shares.

        The Investment Adviser furnishes the Fund continuously with suggested investment planning and investment advice. The Investment Adviser’s responsibilities (which are performed on its behalf by Mr. Cuggino) include making recommendations concerning the selection, purchase and sale of the Fund’s investments (which are placed by Mr. Cuggino, the Fund’s President). The day-to-day administration of the Fund’s activities is the responsibility of Mr. Cuggino. All activities undertaken by the Investment Adviser on behalf of the Fund are subject to the general oversight of the Fund’s Board of Directors.

        The investment advisory fee payable to the Investment Adviser under the Contract is calculated separately for each Portfolio of the Fund, for each calendar year at the following annual rates of total average daily net assets, computed for each day of each such year on the basis of net assets as of the close of business on the next preceding “full business day,” as defined in the Contract (“Advisory Fee”):

a)	1 and 3/16ths of 1% (1.1875%) of the first $200 million of the Portfolio’s average daily net assets;

b)	7/8ths of 1% (.8750%) of the next $200 million of the Portfolio’s average daily net assets;

c)	13/16ths of 1% (.8125%) of the next $200 million of the Portfolio’s average daily net assets; and

d)	3/4ths of 1% (.7500%) of all of the Portfolio’s average daily net assets in excess of $600 million.

         For the fiscal year ended January 31, 2009, the Fund’s Permanent Portfolio, Treasury Bill Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio paid to the Investment Adviser  (after any voluntary waivers) investment advisory fees of .79%, .69%, .81% and 1.19%, respectively.

         Pacific Heights absorbs a substantial portion of the Fund’s ordinary operating expenses as described below, a practice that benefits the Fund by limiting its expenses, simplifying its internal accounting and facilitating independent audits. The Investment Adviser also bears the Fund’s distribution expenses. In addition, for at least through the end of calendar year 2009, the Investment Adviser intends voluntarily to waive portions of the Advisory Fee payable by the Treasury Bill Portfolio and by the Versatile Bond Portfolio to the extent that either Portfolio’s Advisory Fee otherwise would exceed an annual rate of 11/16ths of 1% (.6875%), in the case of the Treasury Bill Portfolio, or 13/16ths of 1% (.8125%), in the case of the Versatile Bond Portfolio, of the respective Portfolio’s average daily net assets. The Investment Adviser may continue such voluntary waiver of fees, although it is not required to do so, and reserves the right to revoke, reduce or change the waiver prospectively upon five days written notice to the Fund. Investors should note that the yields of those two Portfolios are enhanced by the fee waiver.

        The Fund also pays for its investment expenses (such as interest on borrowings, taxes and brokerage commissions), the salary expense of the Fund’s officers (including payments under the Fund’s long term disability plan), the fees and expenses of the Fund’s directors, and any and all extraordinary fees, costs and expenses, including those associated with litigation, government investigations or administrative proceedings. The Investment Adviser bears all of the Fund’s other ordinary operating expenses, which may include charges by the Fund’s transfer agent, charges by the Fund’s custodian, accounting fees, auditing and legal fees not associated with litigation, employee and consultant salaries and expenses, rent and occupancy, printing, postage and general administrative expense. The Investment Adviser may also pay fees to financial intermediaries to compensate them for the services they provide, such services include but are not limited to, performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund to shareholders. The Fund does not pay any of the Investment Adviser’s general or administrative overhead expense.

        All fees and expenses payable by the Fund pursuant to the Contract and attributable only to one Portfolio are borne entirely by that Portfolio; all other such fees and expenses are allocated among the Fund’s Portfolios in proportion to their net assets.

A discussion regarding the basis for the Fund’s Board of Director’s approval of the Contract may be found in the Fund’s Annual Report to Shareholders for the year ended January 31, 2009.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

        For federal tax purposes, each Portfolio is treated as a separate corporation.

        To reduce the amount of its income that is taxable currently, each Portfolio will, whenever practical and in accordance with its investment policy, offset realized taxable gains on sales of investments that have risen in price with realized tax losses from sales of investments that have fallen in price. In addition, the Permanent Portfolio may purchase bonds or notes at a market discount, thereby enabling the Portfolio to defer recognition for tax purposes of a portion of the return on such notes or bonds.

        Each Portfolio intends to continue to qualify annually for treatment as a regulated investment company under Subchapter M of the Code. To qualify for that treatment, a Portfolio must, among other things, derive at least 90% of its gross income each taxable year from items including interest, dividends and gains on sales of securities. Qualification, therefore, would permit each Portfolio to deduct distributions to its shareholders of its net investment income and net capital gains (collectively, “dividends”), thereby avoiding corporate federal income tax on the income and gains so distributed. Under the federal income tax law, “distributions” include not only dividends paid, but also include amounts paid to redeeming shareholders that represent their share of a Portfolio’s undistributed earnings and profits. For redeeming shareholders, however, the entire redemption proceeds generally are treated as proceeds from the sale of shares and not as a distribution of net income or gain realized by the Portfolio.

        Under the Code, a Portfolio is required to distribute as dividends at least 90% of its investment company taxable income (determined without regard to any deduction for dividends paid) to qualify for treatment as a regulated investment company. Each Portfolio intends to pay dividends each taxable year in amounts at least sufficient to enable it to continue to qualify for treatment as a regulated investment company – and each Portfolio has distributed all of such income and all of its net capital gain in each past taxable year – thereby avoiding corporate federal income tax to the extent of such dividends. Dividends may be automatically reinvested in additional shares of the distributing Portfolio if requested. See “Shareholder Account Services and Privileges – Distribution Options.”

        The amount of a Portfolio’s net investment income and gains that are distributed through redemption payments rather than as per-share dividends is reflected for financial accounting purposes in the Portfolio’s net asset value per share. Thus, while the Fund’s dividend policy may reduce a shareholder’s tax burden on his share of a Portfolio’s realized net income and capital gains, it should not reduce the shareholder’s total return (dividends plus change in net asset value) on his or her investment.

        Dividends, if any, are paid only once a year, ordinarily in December. Until paid, amounts earmarked for dividends are retained by the Portfolio from which they are payable and contribute to its net asset value and ability to earn interest, dividends and gains. Dividend payments reduce a Portfolio’s net asset value per share.

        Shareholders may benefit from the Fund’s dividend policy described under “Tax Planning Policies,” depending upon their personal tax circumstances. This benefit is reduced by the payment of the federal excise tax discussed below. Generally, the benefits are greater for shareholders who hold their shares for longer periods. A shareholder who is accumulating assets over a period of years may achieve a higher after-tax return as a result of the Fund’s dividend policy, since the amounts of a Portfolio’s net income and realized gains that are not distributed until the end of each year remain invested in the Fund, without any reduction by current federal income tax. (Shareholders should note, however, that this benefit is achieved by deferring, not by eliminating, the payment of taxes; thus, the overall benefit may be small for a shareholder who holds his or her shares for only a few years.) And, in the case of shares that pass to a shareholder’s estate or heirs, the potential federal income tax liability for previous appreciation may be eliminated entirely through the operation of federal income tax provisions that grant a step-up in the tax basis of property left to an estate or heir. Other capital assets may provide similar tax advantages but be subject to different risks than an investment in the Fund.

        Dividends from net investment income and the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, even though in some cases the income will have been earned by the Portfolio before the investor became a shareholder. The part, if any, of those dividends a Portfolio pays that is attributable to its “qualified dividend income” (i.e., dividends received on stock of most U.S. and certain foreign corporations with respect to which the Portfolio satisfies certain holding period and other requirements) generally will be subject to a 15% maximum federal income tax rate through 2010 for individual shareholders who satisfy those requirements with respect to the shares on which the Portfolio dividends were paid. A portion of those dividends – not exceeding the aggregate dividends a Portfolio receives from domestic corporations only – also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing and other requirements. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject, indirectly, to the federal alternative minimum tax. No part of the income dividends the Treasury Bill Portfolio or the Versatile Bond Portfolio pays is expected to qualify for that rate or deduction.

        Dividends from a Portfolio’s net capital gain, if any, will be taxable to shareholders as long-term capital gains regardless of how briefly their shares have been held and regardless of when the gains were earned by the Portfolio. Those dividends also will be subject to the 15% maximum federal income tax rate for individual shareholders; capital gain dividends to corporate shareholders, however, will remain subject to federal income tax at a maximum rate of 35%.

        Shareholders will be sent a statement after the end of each calendar year showing their total dividends (during that year) taxable as ordinary income and net capital gain. Those statements will indicate the extent to which those dividends are “qualified dividend income.”

        Any capital gain an individual shareholder recognizes on a redemption of his or her Portfolio shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate through 2010. Capital gains on Portfolio shares held for a year or less continue to be taxed at the ordinary income rate.

        Each Portfolio must withhold and remit to the U.S. Treasury 28% of dividends and redemption proceeds (regardless of the extent to which any gain or loss is realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate is also required from each Portfolio’s dividends otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Other withholding requirements may apply to certain foreign shareholders.

        Each Portfolio has incurred and will likely continue to incur a federal excise tax of 4%, which is imposed on some of its undistributed income and capital gains, if any. Such excise tax reduces a Portfolio’s net asset value; however, such undistributed income and capital gains are retained by each Portfolio and are available to earn further interest, dividends and gains.

COMPUTATION OF NET ASSET VALUE

        The Fund makes a separate calculation of each Portfolio’s net asset value per share at the close of business of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) every day that the Exchange is open for business or any earlier Exchange closing time that day (“business day”). Each of the Fund’s Portfolios calculates its net asset value per share by subtracting its liabilities from its total assets attributable to its shares, and dividing the result by the number of shares outstanding. All requests received for purchases or redemptions of shares in each Portfolio are executed at a price equal to the Portfolio’s net asset value per share as next computed after the request is received by the Fund’s transfer agent.

        Each Portfolio’s assets are valued primarily at market value on the basis of the last quoted sales price on the exchange or system on which they are principally traded. Equity securities traded on the Nasdaq National Market System are valued at the Nasdaq Official Closing Price provided by Nasdaq, usually as of 4:00 p.m. Eastern Time each business day. If there is no trading in an investment on a business day, the investment will be valued at the mean between its bid and asked prices on the exchange or system on which the security is principally traded. Short- and long-term debt securities, including U.S. government securities, listed corporate bonds, other fixed income securities and unlisted securities, are generally valued at the latest price furnished by an independent pricing service. Gold and silver are valued at the closing spot price on the New York Commodity Exchange. Foreign securities traded on an exchange are valued on the basis of market quotations most recently available from that exchange. If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Investments for which bona fide market quotations are not readily available, or investments for which the Investment Adviser determines that a quotation or a price for a portfolio security provided by a dealer or an independent pricing service is inaccurate, will be valued at fair value pursuant to policies approved by the Fund’s Board of Directors. For example, if the exchange on which a portfolio security is principally traded closes early, or if trading in a portfolio security was halted during the day and did not resume prior to a Portfolio’s calculation of net asset value per share, such a portfolio security would be valued at fair value. Occasionally, events affecting the value of a security a Portfolio holds may occur before the close of the New York Stock Exchange when the Fund prices the Portfolio’s shares, but after the close of the primary markets or exchanges on which a security is traded. This most commonly occurs with foreign securities. Such events may be company specific, such as earnings reports or merger announcements, country or region specific, such as a natural disaster or terrorist activity, or global in nature. If events materially affecting the value of such securities occur during such time period, the securities will be valued at their fair value as determined in good faith under the direction of the Fund’s Board of Directors. Because the Permanent Portfolio may invest in foreign securities, it may be required to value such foreign securities it holds based on fair value. In addition, the Permanent Portfolio and the Aggressive Growth Portfolio may also invest in small- capitalization equity securities. Such securities that are thinly traded may also be subject to fair valuation. Fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. Fair valuation of an underlying portfolio security may serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent short-term traders’ arbitrage trading.

PURCHASE OF SHARES

        Shares of each Portfolio are offered for sale continuously by the Fund. Investors may purchase such shares directly from the Fund without payment of commission or sales load. You should read this entire Prospectus carefully before investing.

        The minimum initial investment in any Portfolio is $1,000 for regular and individual retirement accounts, and $100 with the establishment of an automatic investment plan. Shareholders may make additional investments at any time, in either type of account, in minimum amounts of $100 per Portfolio. All requests for purchases of shares accompanied by payment therefore are effected at a price equal to the net asset value per share next computed after receipt of the properly completed request by the Fund’s transfer agent. Payment should be made by check in U.S. dollars drawn on a U.S. bank, savings and loan or credit union, or sent by bank wire. The Fund will not accept payment in cash or with money orders, nor will it accept cashier’s checks in amounts of less than $10,000. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, travelers checks or starter checks for investment in any of its Portfolios, nor will it accept post-dated checks, post-dated online bill pay checks, or any conditional orders or payments. A service fee of $25 will be deducted from a Shareholder’s Account for any purchases made (including those made with checks or Automated Clearing House (“ACH”) transfers) that do not clear.  The Shareholder may also be responsible for any losses suffered by the Fund as a result.

        If a shareholder sends money to the Fund without clearly indicating how it is to be invested, the Fund’s policy is to treat the money as an investment in the Treasury Bill Portfolio.

        The Fund reserves the right to reject investments in part or in whole.

         Investment by mail. To purchase shares in any of the Fund’s Portfolios by mail, simply complete and sign the accompanying Shareholder Account Application and mail it, together with a check payable through a U.S. bank for the amount of your initial investment, to Permanent Portfolio Family of Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201. (If you use an overnight delivery service other than U.S. mail, send your Application and check to Permanent Portfolio Family of Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.) Please make your investment check payable to “Permanent Portfolio Family of Funds, Inc.” The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent.

        Investment by wire. If you are making your first investment in the Fund, before you wire funds, the transfer agent must have a completed Shareholder Account Application. You can mail or overnight deliver your Shareholder Account Application to the transfer agent. Upon receipt of your completed Shareholder Account Application, the transfer agent will establish a Shareholder Account for you. The Shareholder Account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the Portfolio that you are purchasing and your name and Shareholder Account number so that monies can be correctly applied. Your bank should transmit funds by wire to: U.S. Bank, N.A., 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; ABA# 075000022; For credit to U.S. Bancorp Fund Services, LLC; Account# 112-952-137; For further credit to Permanent Portfolio Family of Funds, Inc., your name and Shareholder Account number.

        Whether you are making an initial investment or an additional investment, before sending your wire, please contact the transfer agent at (800) 341-8900 to notify them of your intent to wire funds, to advise the Fund as to which Portfolio(s) you wish to invest and to verify wire instructions. This will ensure prompt and accurate credit upon receipt of your wire.

        Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

        Your bank may assess a charge for use of a bank wire.

         Investment by telephone. After your Shareholder Account has been opened with the Fund’s minimum investment, you may purchase additional shares in the Fund’s Portfolios by calling (800) 341-8900. If you elected this option on your Shareholder Account Application and your Shareholder Account has been open for at least fifteen days, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have the banking information established on your Shareholder Account prior to initiating the telephone purchase. Provided your order is received before 4:00 p.m. Eastern Time, your shares will be purchased at the net asset value calculated on the day your order is placed.

        Once a purchase order has been placed by telephone, it cannot be cancelled or modified.

        Additional investments. After your initial investment has been accepted (regardless of whether made by mail or wire), you will receive a confirmation of your purchase.  A form which may be used to make additional purchases by mail will accompany the confirmation. Please indicate clearly the Portfolio(s) in which any additional investment is to be made. If you wish to make an additional investment by wire, you should call the Fund’s transfer agent at (800) 341-8900 before sending the wire. All subsequent purchase requests, regardless of how they are made, must include your Shareholder Account number.

        Automatic investment plan. Shareholders may add systematically to their investment in any of the Fund’s Portfolios by enrolling in the Fund’s Automatic Investment Plan. See “Shareholder Account Services and Privileges – Automatic Investment Plan.”

         Investing through brokers or agents. Investors may invest in any of the Fund’s Portfolios through brokers or other agents (“Financial Intermediaries”) who have entered into distribution or account servicing agreements with the Fund’s distributor, Quasar Distributors, LLC. Such Financial Intermediaries may set their own initial and/or subsequent investment minimums, and may, at their discretion, charge fees or other expenses to purchase or redeem shares in the Fund’s Portfolios other than those disclosed in this Prospectus.

      The Investment Adviser may make cash payments to such Financial Intermediaries in connection with the promotion, sale and/or servicing of shares of the Fund’s Portfolios. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase shares in the Fund’s Portfolios or the amount investors in the Fund’s Portfolios would receive as proceeds from the redemption of such shares and will not increase the expenses of investing in the Fund’s Portfolios.

      Revenue sharing payments may be made to Financial Intermediaries for: (i) inclusion of a Portfolio on a sales list, including a preferred or recommended sales list; (ii) providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Portfolios; (iii) disseminating to Financial Intermediary personnel information and product marketing materials regarding the Fund’s Portfolios; (iv) access to sales meetings, sales representatives and management representatives of the Financial Intermediaries; (v) furnishing marketing support; and (vi) other services. Revenue sharing payments may also be made to Financial Intermediaries that provide various services to the Fund’s Portfolios or to their shareholders, including but not limited to, record keeping, shareholder servicing, transaction processing, sub-accounting services and other administrative services. The Investment Adviser may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by the Securities and Exchange Commission (“SEC”), by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and by other applicable laws and regulations. Such revenue sharing payments may be calculated based on the average daily net assets of the Portfolio(s) attributable to a particular Financial Intermediary and/or on sales of new shares in the Portfolio(s) attributable to a particular Financial Intermediary.

      Receipt of or the prospect of receiving this additional compensation may influence a Financial Intermediary’s recommendation of a Portfolio. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of a Portfolio.

      The Investment Adviser is motivated to make the payments described above since they promote the sale of the shares of the Fund’s Portfolios and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of a Portfolio or retain shares of a Portfolio in their clients’ accounts, the Investment Adviser benefits from the incremental fees paid to it by the Portfolio with respect to those assets.

        Anti-money laundering program. In compliance with the USA Patriot Act of 2001, the Fund’s transfer agent will verify certain information on your Shareholder Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Shareholder Account Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Fund’s transfer agent at (800) 341-8900 if you need additional assistance when completing your Shareholder Account Application. If the Fund’s transfer agent is unable to obtain verification of the identity of a shareholder, the Shareholder Account Application will be rejected or the shareholder will not be allowed to perform a transaction in the Shareholder Account until such information is received. The Fund also reserves the right to close the Shareholder Account within five business days if clarifying information and/or documentation is not received.

REDEMPTION OF SHARES

        Subject to the limitations noted below, shareholders may redeem all or some of their shares in any Portfolio on any business day. The price paid to the redeeming shareholder is the Portfolio’s net asset value per share next computed after receipt by the Fund’s transfer agent of the properly completed redemption request.

        Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

        Redemption requests must be accompanied by share certificates, if issued, and must be sent to the transfer agent. The Fund may refuse redemption requests not made in the proper manner.

Written Redemption Requests

        Normally, the shareholder’s signature on a written redemption request (and on the share certificate, if issued) must match exactly the name on the Shareholder Account and must be guaranteed by an eligible guarantor institution. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. For protection of the shareholder and the Fund, additional documentation may be required for redemption of shares held in corporate, partnership, trust or fiduciary accounts.

        By completing the appropriate section of the Shareholder Account Application (“Redemption by Telephone and Without Signature Guarantee”), a shareholder may authorize the Fund to honor redemption requests without signature guarantee. The lack of the signature guarantee does not render the Fund responsible for the authenticity of the signature. Such a redemption request would be processed as though it had been made by telephone, and the cash proceeds would be sent by check, EFT or if requested, by bank-to-bank wire, to the shareholder’s bank account or address of record. See “Telephone Redemption Requests” below for further details.

        Shareholders who wish to avoid the possible inconvenience and delay of obtaining an acceptable signature guarantee should carefully consider authorizing the Fund to accept redemption requests without signature guarantee. If elected on a Shareholder Account Application, such authorization would require only the signature of all of the registered owners of a Shareholder Account on a written redemption request. Although the exemption may have been elected on a Shareholder Account Application, the transfer agent would typically still require a signature guarantee in the following instances:

  if ownership is changed on your Shareholder Account;

  when redemption proceeds are payable or sent to: (i) any person not on record with the Shareholder Account; (ii) an address not on record with the Shareholder Account; or (iii) a bank account not on record with the Shareholder Account;

  when establishing or modifying certain services on an existing Shareholder Account;

  when adding or changing Federal Reserve system wire or EFT instructions on a Shareholder Account; or

  if a change of address request was received by the Fund’s transfer agent within the last thirty days.

        In addition to the situations described above, the Fund and/or its transfer agent reserve the right to require a “signature guarantee” in other instances based on the circumstances relative to the particular situation.

Telephone Redemption Requests

        A shareholder who is authorized to perform telephone transactions (through the Shareholder Account Application or by subsequent arrangement with the Fund in writing), or has authorized the Fund to honor redemption requests without signature guarantee, may submit redemption requests by telephone. While the Fund will employ reasonable procedures to confirm telephone instructions, such as verification of certain information with the caller, the shareholder will bear the risk of loss from any such request that is unauthorized. Telephone requests are made by calling the Fund’s transfer agent at (800) 341-8900. The cash proceeds of redemptions requested by telephone, or in writing without a signature guarantee, will be sent by check (via first-class mail), or sent by EFT. EFT funds are typically credited within two days after the redemption request. The redeeming shareholder may also request that the cash proceeds be sent by bank-to-bank wire. Redemption proceeds will be addressed only to the shareholder’s address of record or bank account of record (which must be a member of, or have a correspondent relationship with a member of, the Federal Reserve system for wire transfers, or must be an ACH member for EFTs).

        Once a redemption order has been placed by telephone, it cannot be cancelled or modified.

        If a redeeming shareholder requests a wire transfer, redemption proceeds will be wired the next business day to the bank account designated on the Shareholder Account.  A wire fee of $15 will be deducted from the redemption proceeds for a complete redemption or for a redemption where the shareholder specifies redemption of a specific number of shares.  In the case of a partial redemption, the fee of $15 will be deducted from the remaining account balance. A shareholder should ascertain and verify that his or her bank will accept a “federal funds” wire transfer before requesting that the proceeds of a redemption be sent by bank wire. Failure to do so may result in delay in receiving the redemption proceeds and in additional bank-wire fees which will be charged to the shareholder. A shareholder’s bank may also impose a charge for receipt of a bank wire.

        No telephone requests will be honored to redeem shares for which certificates have been issued and are outstanding.

        Telephone exchanges of shares held in an IRA Plan will be accepted only if the proceeds are to be applied to the purchase of shares in another Portfolio within the Fund’s IRA Plans. See “Shareholder Account Services and Privileges – Portfolio Exchange.”

In-Kind Redemptions

        Subject to the restrictions set forth below, the Fund may require redeeming shareholders in the Permanent Portfolio to accept readily tradable gold or silver bullion or coins from the Portfolio’s holdings in complete or partial payment of redemptions, if it can satisfy a provision of the Code that permits it to do so without recognizing gain, where doing so would present an advantage to the Portfolio in pursuit of its tax planning objectives over a sale or other disposition of an investment. Although the Investment Adviser believes it is unlikely that the Fund would ever use an asset other than gold or silver bullion or bullion-type coins for any such in-kind redemptions, the assets would be selected by the Fund from the Permanent Portfolio and generally would not reflect Target Percentages.  In order to reduce the possibility of inconvenience or loss to such redeeming shareholders, the Permanent Portfolio will require a redeeming shareholder to accept an in-kind redemption only if it has arranged a convenient opportunity for the shareholder promptly to sell the assets through a qualified broker or dealer at a cost not to exceed 2% of their value at the time of the redemption. In the event that a shareholder elected not to use this service, the Fund, at its own expense, would deliver the assets to the shareholder or, at his or her request, to his or her local bank. See “In-Kind Redemptions” in the Fund’s SAI for a discussion of the Fund’s operating policies for such redemptions.

        From time to time the Fund, at the request of redeeming shareholders in any Portfolio, may distribute readily tradable assets to the shareholder in payment of his or her redemption. To be accepted by the Fund, any such request for an in-kind redemption must be made in writing. The Fund will accept a request for an in-kind redemption only if it has otherwise decided that the selected asset is suitable for disposition in a transaction consistent with the Portfolio’s investment policies. See “In-Kind Redemptions” in the Fund’s SAI for a discussion of the Fund’s operating policies for such redemptions.

        For the shareholder, the tax consequences of an in-kind redemption generally would be the same as those of a cash redemption.

Redemption Limitations

        The Fund will ordinarily honor a valid redemption request at the Portfolio’s net asset value per share next computed after receipt by the Fund’s transfer agent of the properly completed redemption request, and pay it within seven calendar days following the redemption. However, the Fund may delay payment of a redemption request for shares purchased by check until the Fund is certain that the check has cleared, which may take up to twelve calendar days after the issuance of the shares. Shares for which certificates have been issued may not be redeemed until the certificates have been returned to the transfer agent. Neither the Fund, the Investment Adviser, the transfer agent, nor any of their agents is responsible for losses sustained by a shareholder as a result of their acting on any instruction or authorization on the shareholder’s Shareholder Account Application or otherwise in connection with redemption of his or her shares in the Fund.

        The right to redeem may be limited or suspended by the Fund, or the payment date postponed, for any period during which the New York Stock Exchange is closed, or during any emergency or other period for which the SEC has permitted or required a suspension for the protection of shareholders.

Redemption by the Fund

        The Fund may redeem a shareholder’s shares in any Portfolio at any time that the value of the shares is less than $500 other than by reason of a decline in their net asset value. The Fund will notify such a shareholder at least thirty days prior to effecting such a redemption.

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

        When a shareholder makes his or her initial investment in one of the Fund’s Portfolios, a Shareholder Account is opened. Subsequent investments by the shareholder in any Portfolio will be added to his or her Shareholder Account. Fund shareholders will receive a confirmation statement showing each transaction in their Shareholder Account, along with a summary of the status of the Account as of the transaction date. A shareholder may inquire about his or her Shareholder Account by mail or by telephone. See “Custodian, Transfer Agent and Dividend-Disbursing Agent.”

        Certain optional services and privileges are available with a Shareholder Account, as described below. Some of the services involve a fee; a shareholder will incur the fee only if he or she uses the service. Shareholders who do not use a particular service do not bear the cost of providing the service to other shareholders.

Automatic Investment Plan

        The Fund’s Automatic Investment Plan allows shareholders to invest in any Portfolio on a regular schedule. To participate in the Plan, a shareholder should complete the Optional Automatic Investment Plan section of the Shareholder Account Application which authorizes the Fund’s transfer agent to deduct a specified dollar amount from the shareholder’s checking or savings account (minimum investment $100 per Portfolio transaction) and apply that amount to purchase shares in the Portfolio selected by the shareholder. Only bank accounts held at financial institutions that are ACH members are eligible for use in an Automatic Investment Plan. These deductions may be scheduled for any day of the month. However, if a shareholder’s selected date falls on a weekend or a holiday, the investment will be made on the next business day. Once the Account is established, a shareholder should allow fifteen calendar days for the initial transaction under the Automatic Investment Plan to take place. The Plan is free of charge and is available to shareholders in all of the Fund’s Portfolios; the costs of administering the Plan are borne by the Investment Adviser. A shareholder that holds Portfolio shares in an IRA Plan is also eligible to participate in the Automatic Investment Plan. An Automatic Investment Plan may be terminated or suspended at any time, either by the shareholder or by the Fund. Any change or termination requested by the shareholder should be provided to the transfer agent five days prior to the effective date. A service fee of $25 will be deducted from a shareholder’s Shareholder Account for any transactions that do not clear.

Portfolio Exchange

        Shareholders may redeem shares in one Portfolio and simultaneously invest the proceeds in another Portfolio. Such a transaction would constitute a taxable event to the shareholder. By completing the appropriate section of the Shareholder Account Application (“Portfolio Exchange”), a shareholder may authorize the Fund to accept Portfolio Exchange instructions by telephone and in writing without a signature guarantee. Each Portfolio Exchange made by telephone is subject to a charge of $5 by the Fund’s transfer agent. A request submitted in writing and signed by all registered owners of a Shareholder Account will not be charged a fee. If you are unable to execute a Portfolio Exchange by telephone, you should consider sending your Portfolio Exchange request by mail.

        An individual who has both a regular Shareholder Account and a Shareholder Account in an IRA Plan, in exactly the same name, may use a Portfolio Exchange to redeem shares from his or her regular Account and purchase shares in his or her IRA Plan Account. An IRA contribution effected in this manner is subject, for federal income tax purposes, to the same conditions and limitations that apply to IRA contributions generally.

Distribution Options

        A shareholder may request that all dividends, including distributions of net long-term capital gains, be automatically reinvested in shares of the same Portfolio.

        If a shareholder elects to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s Shareholder Account at the Fund’s current net asset value and to reinvest all subsequent distributions.

        A shareholder’s tax liability for dividends is not reduced by reinvesting dividends (whether through Distribution Options or otherwise) in additional Fund shares.

Systematic Withdrawal Plan

        A shareholder whose Shareholder Account totals at least $5,000 may establish a Systematic Withdrawal Plan under which shares with a value predesignated by him or her (but at least $100) are automatically redeemed either monthly or quarterly. Withdrawal payments can be sent by check to the address of record, or by EFT through the ACH network to a pre-determined bank account. In either case, payment ordinarily will be made on the next business day after the redemption. Once established, a shareholder should allow fifteen calendar days prior to the initial transaction under the Systematic Withdrawal Plan.

        Systematic Withdrawal Plan payments are financed by the automatic redemption from the shareholder’s Account of the necessary number of shares to pay the shareholder the amount of cash requested. Redemptions can be made on any day of the month. If the date a shareholder selects falls on a weekend or holiday, the redemption will occur on the next business day. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance Systematic Withdrawal Plan payments of a given amount will vary from payment to payment.

        If a shareholder owns shares in more than one Portfolio, he or she may designate the Portfolio from which the redemptions under a Systematic Withdrawal Plan will be made.

        If a shareholder expects to make additional purchases of a Portfolio, it may not be to his or her advantage to participate in the Systematic Withdrawal Plan because of the adverse tax consequences of making contemporaneous purchases and redemptions.

        A Systematic Withdrawal Plan may be terminated or suspended at any time, either by the shareholder, by telephone or in writing, or by the Fund. Any change or termination requested by a shareholder should be provided to the transfer agent five days prior to the effective date. No separate charge is made for a Systematic Withdrawal Plan; the costs of administering the Plan are borne by the Investment Adviser.

Individual Retirement Account Plans

        Eligible taxpayers may contribute up to the lesser of: (i) $5,000 increased by $1,000 for a taxpayer who attains age 50 before the close of the year; or (ii) the taxpayer’s income earned from wages, salary and self-employment (“Contribution Limit”) to an individual retirement account (“Traditional IRA”). Such annual contributions generally are deductible by the taxpayer in computing his or her adjusted gross income for federal income tax purposes, if he or she does not participate in an employer-sponsored retirement plan or if his or her adjusted gross income does not exceed certain limits. All investment earnings in a Traditional IRA accumulate tax-free until withdrawn, usually at retirement. In addition, deductible contributions can be made to a Traditional IRA for the non-employed spouse of a person who is employed. With certain limitations, amounts withdrawn from a Traditional IRA or received as a lump-sum distribution from a corporate pension or profit-sharing plan or from a Keogh plan can be rolled over without tax into a new IRA. Also, a Traditional IRA may be used in connection with a simplified employee pension plan (“SEP”) maintained by a taxpayer’s employer.

        In addition, an eligible taxpayer may contribute to a Roth IRA for any year an amount up to the excess of the applicable Contribution Limit over any amount the taxpayer contributed to a Traditional IRA for that year. Those contributions are nondeductible, but the assets in the Roth IRA accumulate income without being taxed, and qualifying distributions are generally tax-free. Additionally, unlike a Traditional IRA, there is no rule against making contributions to a Roth IRA after turning age 70 1/2, and there’s no requirement to begin making minimum withdrawals at that age. A Roth IRA can be used instead of a Traditional IRA, to replace an existing Traditional IRA, or to complement a Traditional IRA.

        Under the terms of the Fund’s IRA Plans (including both Traditional and Roth IRAs), contributions are invested in shares of the Portfolio(s) selected by the shareholder, and all dividends and other distributions are reinvested in additional shares of the distributing Portfolio(s).

        U.S. Bank, N.A., Milwaukee, Wisconsin (a subsidiary of which is the Fund’s transfer agent), acts as custodian for each Shareholder Account opened under an IRA Plan and charges the fees described in the IRA Plan materials (including the IRA Plan Disclosure Statement and the Custodial Account Agreement) which are available upon request to the Shareholder Services Office. Please read the IRA Plan Disclosure Statement and Custodial Account Agreement carefully before opening a Shareholder Account in the Fund’s IRA Plans.

        Shareholder services available with a regular Shareholder Account (including Automatic Investment Plan, Portfolio Exchange, Distribution Options and Systematic Withdrawal Plan) are also available with an IRA Plan, but are subject to such limitations as the Fund or the IRA Plan custodian may impose from time to time, and are subject to a separate account maintenance fee. Shares held in an IRA Plan may not be redeemed by means of a check redemption, nor may they be redeemed by telephone except as part of a Portfolio Exchange. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have federal income tax withheld will generally be subject to ten percent withholding.

Check Redemptions – Treasury Bill Portfolio and Versatile Bond Portfolio Only

        Shareholders who have completed the appropriate section of the Shareholder Account Application (“Redemption by Check”) may redeem shares in the Treasury Bill Portfolio or in the Versatile Bond Portfolio by writing a redemption check, as explained below. Such checks may be deposited by a shareholder in his or her local bank account or used to make payments to third parties.

        A book of personalized checks drawn on U.S. Bank, N.A. will be sent upon request to a shareholder maintaining a regular Shareholder Account. The checks will be preprinted for use with the Portfolio for which the shareholder requests check redemption. (Shareholders wishing to write checks on both Portfolios will be provided with two separate books of checks.) When a check signed by the shareholder is presented for payment by U.S. Bank, N.A., the Fund redeems a sufficient number of the shareholder’s shares in the appropriate Portfolio to pay the check. Please note that a check can be used to redeem shares only in the Portfolio preprinted on the face of the check.

        Shares for which certificates have been issued and not returned to the Fund’s transfer agent may not be redeemed by check. Please do not write redemption checks for which insufficient shares are available; such checks will be returned unpaid, and your Shareholder Account will be charged a “bad check” fee of $25. Because the prices of the Fund’s shares fluctuate, the number of shares redeemed to finance a check redemption of a given amount will vary. Neither the Fund, the Investment Adviser, the transfer agent, nor any of their agents bears any responsibility in regard to the payment or non-payment of redemption checks by U.S. Bank, N.A.

        The check redemption privilege is offered by the Fund as a convenience to its shareholders. There is no limit to the number of checks a shareholder may write, nor is any minimum check amount required. However, check redemptions are not intended to be used as a substitute for a bank checking account. The fee for each check redemption is $1, which is collected by redeeming an additional fraction of a share from the shareholder’s Account.

        Shares held in an IRA Plan may not be redeemed by check redemption.

Limitations in Exchanges, Redemptions and Service

        The Fund’s management has designed the foregoing services and privileges in accordance with its intention to provide its shareholders with a flexible tool for their investing. The Fund’s Portfolios may alter, limit or suspend such foregoing services and privileges (including Check Redemptions, Automatic Investment Plan, Portfolio Exchange, Distribution Options or Systematic Withdrawal Plan) at any time without notice.

Frequent Purchases and Redemptions

        The Fund’s Portfolios are intended to be used as long-term investments. The Fund discourages frequent purchases, redemptions or exchanges of Portfolio shares. “Market-timers” who engage in frequent purchases, redemptions or exchanges over a short period of time can disrupt a Portfolio’s investment program and create additional transaction costs that are borne by all shareholders of the Portfolio. The Fund’s Board of Directors has adopted policies and procedures to detect and prevent frequent purchases, redemptions or exchanges of Portfolio shares by shareholders and seeks to apply these policies and procedures to all shareholders. Although such policies and procedures may not be successful in detecting or preventing excessive short-term trading in all circumstances, the Fund’s policies and procedures provide that each of the Fund’s Portfolios will temporarily suspend or terminate purchase, sale or exchange transactions by any investors, potential investors, groups of investors or shareholders who have been identified as engaging in short-term trading activity that may be disruptive to the Fund or any of its Portfolios. It may be difficult to identify whether particular orders placed through banks, broker-dealers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise disruptive to the Fund’s Portfolios when such trading activity takes place at the level of omnibus accounts established in the Fund’s name by such financial intermediaries. Accordingly, the Fund’s policies and procedures seek to consider all trades placed in a combined order through an omnibus account by a financial intermediary as part of a group to determine whether such trades may be rejected in whole or in part.

        The Fund’s Permanent Portfolio may invest its assets in foreign securities and may be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets may present time zone arbitrage opportunities when events affecting portfolio securities’ values occur after the close of the overseas markets but prior to the close of the U.S. markets. The Fund has adopted policies and procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be their fair value as of the Permanent Portfolio’s valuation time. To the extent that the Permanent Portfolio does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of the Portfolio’s shares held by other shareholders. The Fund’s Permanent Portfolio and Aggressive Growth Portfolio also may invest in small-capitalization equity securities. Because such securities may be infrequently traded, short-term traders may seek to trade shares of these Portfolios in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any successful price arbitrage also may cause dilution in the value of the shares of these Portfolios held by other shareholders.

DISTRIBUTION OF SHARES

        The Fund’s distributor for each of its Portfolios is Quasar Distributors, LLC (“Distributor”), an affiliate of U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Distributor is a broker-dealer registered with the SEC and is a member of FINRA. Shares in each of the Fund’s Portfolios are offered on a continuous basis by the Distributor. The Distributor’s primary offices are located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Correspondence with the Distributor should be addressed to Permanent Portfolio Family of Funds, Inc., c/o Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

SERVICE CHARGES

        The Investment Adviser charges each shareholder a one-time account start-up fee of $35. A shareholder pays this fee only once, even if he or she invests in more than one Portfolio, and even if he or she maintains both an IRA Plan Shareholder Account and a regular Shareholder Account with the Fund in exactly the same name and address. This fee is deducted from the shareholder’s initial investment and will be deducted a second time only if a former shareholder opens a new Shareholder Account.

        The one-time account start-up fee offsets a portion of the costs associated with establishing a Shareholder Account for each shareholder. The Fund’s Board of Directors considers that the amount of such fee is lower than that which the Fund might have paid to obtain comparable services from unaffiliated parties.

        A current shareholder may invest in one or more additional Portfolios without incurring an additional account start-up fee.

        The following table summarizes the Fund’s Optional Services and Charges:

OPTIONAL SERVICES AND CHARGES

Automatic investment plan	No charge.

Portfolio exchange
By telephone	$5.00 per exchange;
no limit to the number or frequency of exchanges.
In writing	No charge;
no limit to the number or frequency of exchanges.

Automatic reinvestment	No charge.

Telephone redemptions	No charge;
no minimum redemption size;
no limit to the number of telephone redemptions.

Electronic funds transfer (EFT)	No charge.

Check redemptions	$1.00 per check;
(Treasury Bill Portfolio and	no minimum check size;
Versatile Bond Portfolio only)	no limit to the number of check redemptions.

Bank-to-bank wire transfer	$15.00 per wire.

Systematic withdrawal plan	No charge.

Overnight delivery	$15.00 per delivery.

Assistance from the Shareholder Services Office at (800) 531-5142	No charge.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

        The Fund’s custodian is State Street Bank and Trust Company (“Custodian”). The Custodian’s primary offices are located at One Lincoln Street, Boston, Massachusetts 02111. Correspondence with the Custodian should be addressed to Permanent Portfolio Family of Funds, Inc., c/o State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105.

        The Fund’s transfer agent and dividend-disbursing agent is U.S. Bancorp Fund Services, LLC (“Transfer Agent”). The Transfer Agent’s primary offices are located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Correspondence with the Transfer Agent should be addressed to Permanent Portfolio Family of Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.

REPORTS

        Each year, the Fund sends to its shareholders an updated Prospectus and an Annual and Semi-Annual Report to Shareholders (each a “Report”).  The mailing of the Reports may result in multiple copies of a Report being sent by the Fund to the same household.  In order to reduce the volume of mail that the Fund sends to a household, the Fund may, whenever possible, only send one copy of a Report to shareholders who are members of the same family and share the same address of record.  Shareholders may request, however, to receive individual copies of any Report, by contacting the Fund’s Shareholder Services Office.  Shareholders who own shares of the Fund through a Financial Intermediary may also contact their Financial Intermediary with such a request.  All such requests shall be implemented by the Fund within thirty days.

        The Fund’s fiscal year ends on January 31. Further information about the performance of the Fund is contained in the Fund’s Annual Report to Shareholders for the year ended January 31, 2009. A copy of the Annual Report to Shareholders is available, without charge and upon request, from the Shareholder Services Office.

        Tait, Weller & Baker LLP has been selected by the Fund’s Board of Directors as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2010.

PRIVACY POLICY

        The Fund recognizes that shareholders expect an exceptional level of privacy in their financial affairs and assures the confidentiality of personal information provided to it.

        The information the Fund collects is limited to what it believes is necessary or useful to conduct the Fund’s business; administer shareholder records, accounts and funds; to comply with laws and regulations; and to help the Fund design or improve products and services. The Fund collects non-public personal information about its shareholders from information it receives from shareholders on applications or other forms, as well as from information about shareholders’ transactions with the Fund.

        Some of this information may be disclosed to non-affiliated third parties who provide non-financial services to the Fund such as our transfer agent, to administer shareholder accounts and mail transaction confirmations and tax forms and the mailing house the Fund utilizes for mailing shareholder reports. Disclosing this information enables the Fund to meet customers’ financial needs and regulatory requirements. These third parties act on the Fund’s behalf and are obligated to keep the information the Fund provides to them confidential and to use the information only for the purposes authorized. The Fund does not disclose any non-public personal information about current or former shareholders to anyone, except as permitted by law.

        To protect shareholders’ non-public personal information, the Fund permits access to it only by authorized employees and maintains security practices and procedures to safeguard such information.

        In the event that shareholders hold shares of the Fund through a financial intermediary, including but not limited to, a bank, broker-dealer, trust company, investment representative or other financial intermediary, the privacy policy of such a financial intermediary would govern how a shareholder’s non-public personal information would be shared with non-affiliated third parties.

        Questions regarding the Fund’s Privacy Policy should be directed to the Shareholder Services Office at (800) 531-5142.

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FINANCIAL HIGHLIGHTS

        These financial highlight tables are intended to help you understand each Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single share in a Portfolio. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). This information is derived from the financial highlights in the Fund’s financial statements and has been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm, whose report dated March 17, 2009, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders. The Fund’s Annual Report to Shareholders is available, without charge and upon request, from the Shareholder Services Office.

	Permanent Portfolio
	Year ended January 31
	2009	2008	2007	2006	2005

Net asset value, beginning of year	$36.99	$32.89	$30.12	$26.29	$24.52

Income (loss) from investment operations:
Net investment income (1)(2)(3)(4)	.45	.46	.35	.12	.18
Net realized and unrealized gain (loss)
on investments and foreign currencies	(5.58)	3.98	2.73	3.96	2.13
Total income (loss) from
investment operations	(5.13)	4.44	3.08	4.08	2.31

Less distributions from:
Net investment income	(.25)	(.16)	(.06)	(.20)	(.15)
Net realized gain on investments	(.04)	(.18)	(.25)	(.05)	(.39)
Total distributions	(.29)	(.34)	(.31)	(.25)	(.54)

Net asset value, end of year	$31.57	$36.99	$32.89	$30.12	$26.29

Total return (5)	(13.82)%	13.53%	10.23%	15.57%	9.37%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$3,223,017	$1,747,058	$820,285	$382,025	$233,860

Ratio of expenses to average net assets	.84%	.95%	1.11%	1.35%	1.38%
Ratio of net investment income
to average net assets (2)(3)(4)	1.31%	1.31%	1.10%	.43%	.72%
Portfolio turnover rate	37.00%	37.46%	7.28%	.73%	6.29%

(1)	Net investment income is based on average net assets per share outstanding during the year.
(2)	The recording as other income of previously advanced legal expenses had the effect of increasing net investment income per share and the ratio of
	net investment income to average net assets by $.07 and .39%, respectively, during the year ended January 31, 2005. Without this other income,
	the net investment income per share would have been $.11 during the year then ended.
(3)	The recording as other income of the receipt of disgorged funds had the effect of increasing net investment income per share and the ratio of net
	investment income to average net assets by $.03 and .08%, respectively, during the year ended January 31, 2007. Without this other income, the
	net investment income per share would have been $.32 during the year then ended.
(4)	The recording as other income of the receipt of disgorged funds had the effect of increasing net investment income per share and the ratio of net
	investment income to average net assets by $.01 and .03%, respectively, during the year ended January 31, 2008. Without this other income, the
	net investment income per share would have been $.45 during the year then ended.
(5)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

	Treasury Bill Portfolio
	Year ended January 31
	2009	2008	2007	2006	2005

Net asset value, beginning of year	$69.02	$68.82	$67.50	$67.10	$66.19

Income from investment operations:
Net investment income (1)(2)(3)	.55	2.50	2.58	1.41	.91
Net realized and unrealized gain
on investments (4)	.05	.24	.03	.02	—
Total income from
investment operations	.60	2.74	2.61	1.43	.91

Less distributions from:
Net investment income	(1.18)	(2.54)	(1.29)	(1.03)	—
Total distributions	(1.18)	(2.54)	(1.29)	(1.03)	—

Net asset value, end of year	$68.44	$69.02	$68.82	$67.50	$67.10

Total return (5)	.87%	4.00%	3.88%	2.12%	1.39%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$84,347	$47,713	$46,962	$48,328	$51,768

Ratio of expenses to average net assets (2)	.74%	.88%	.92%	.92%	.98%
Ratio of net investment income
to average net assets (3)	.80%	3.63%	3.79%	2.10%	1.37%

(1)	Net investment income is based on average net assets per share outstanding during the year.
(2)	Due to the waiver of investment advisory fees, the ratio of expenses to average net assets was reduced by .50% for the year ended January 31, 2009
	and .50%, .50%, .50% and .50% for the years ended January 31, 2008, 2007, 2006 and 2005, respectively. Without this waiver, the net investment
	income per share would have been $.20 for the year ended January 31, 2009 and $2.16, $2.24, $1.08 and $.58 for the years then ended.
(3)	The recording as other income of previously advanced legal expenses had the effect of increasing net investment income per share and the ratio of
	net investment income to average net assets by $.76 and 1.11%, respectively, during the year ended January 31, 2005. Without this other income,
	the net investment income per share would have been $.15 during the year then ended.
(4)	Per share net realized and unrealized gains on investments may not correspond with the change in aggregate unrealized gains and losses
	in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the
Portfolio.
(5)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

	Versatile Bond Portfolio
	Year ended January 31
	2009	2008	2007	2006	2005

Net asset value, beginning of year	$60.02	$58.89	$57.42	$57.01	$58.88

Income from investment operations:
Net investment income (1)(2)	1.69	2.36	1.93	1.01	.57
Net realized and unrealized gain (loss)
on investments (3)	(.53)	.49	.24	.15	(.56)
Total income from
investment operations	1.16	2.85	2.17	1.16	.01

Less distributions from:
Net investment income	(1.79)	(1.72)	(.70)	(.74)	(1.13)
Net realized gain on investments	—	—	—	(.01)	(.75)
Total distributions	(1.79)	(1.72)	(.70)	(.75)	(1.88)

Net asset value, end of year	$59.39	$60.02	$58.89	$57.42	$57.01

Total return (4)	1.98%	4.87%	3.78%	2.04%	.02%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$13,827	$11,152	$12,307	$18,509	$18,758

Ratio of expenses to average net assets (2)	.89%	1.02%	.97%	.95%	1.01%
Ratio of net investment income
to average net assets	2.84%	3.96%	3.33%	1.76%	.99%
Portfolio turnover rate	88.01%	74.72%	78.90%	50.09%	75.72%

(1)	Net investment income is based on average net assets per share outstanding during the year.
(2)	Due to the waiver of investment advisory fees, the ratio of expenses to average net assets was reduced by .37% for the year ended January 31,
	2009 and .37%, .37%, .37% and .38% for the years ended January 31, 2008, 2007, 2006 and 2005, respectively. Without this waiver, the net
	investment income per share would have been $1.47 for the year ended January 31, 2009 and $2.13, $1.72, $.80 and $.35 for the years then ended.
(3)	Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses
	in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the
Portfolio.
(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

	Aggressive Growth Portfolio
	Year ended January 31
	2009	2008	2007	2006	2005

Net asset value, beginning of year	$74.31	$86.09	$110.71	$86.11	$80.46

Income (loss) from investment operations:
Net investment income (loss) (1)(2)	.03	(.08)	(.42)	(.11)	(.27)
Net realized and unrealized gain (loss)
on investments	(29.76)	(2.83)	7.83	25.61	9.86
Total income (loss) from
investment operations	(29.73)	(2.91)	7.41	25.50	9.59

Less distributions from:
Net investment income	(.09)	—	(.10)	—	—
Net realized gain on investments	(11.54)	(8.87)	(31.93)	(.90)	(3.94)
Distribution in excess	(.23)	—	—	—	—
Return of capital	(3.19)	—	—	—	—
Total distributions	(15.05)	(8.87)	(32.03)	(.90)	(3.94)

Net asset value, end of year	$29.53	$74.31	$86.09	$110.71	$86.11

Total return (3)	(39.97)%	(4.14)%	7.05%	29.64%	12.05%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$13,986	$25,878	$31,476	$52,125	$25,589

Ratio of expenses to average net assets	1.20%	1.39%	1.34%	1.41%	1.43%
Ratio of net investment income (loss)
to average net assets (2)	.07%	(.10)%	(.43)%	(.11)%	(.33)%
Portfolio turnover rate	3.44%	9.16%	1.97%	10.41%	1.90%

(1)	Net investment income (loss) is based on average net assets per share outstanding during the year.
(2)	The recording as other income of previously advanced legal expenses had the effect of decreasing net investment loss per share and the ratio of
	net investment loss to average net assets by $.22 and .28%, respectively, during the year ended January 31, 2005. Without this other income, the
	net investment loss per share would have been $(.49) during the year then ended.
(3)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

Investment Adviser
Pacific Heights Asset Management, LLC San Francisco, California

Custodian
State Street Bank and Trust Company Boston, Massachusetts

Distributor
Quasar Distributors, LLC Milwaukee, Wisconsin

Transfer Agent
U.S. Bancorp Fund Services, LLC Milwaukee, Wisconsin

Additional information about the Fund’s investments
is available in the Fund’s Annual and Semi-Annual
Reports to shareholders. In the Fund’s Annual
Report, you will find a discussion of the market
conditions and investment strategies that
significantly affected the Fund’s performance during
its last fiscal year. The Fund’s Statement of	Permanent Portfolio
Additional Information (“SAI”), which has been	(PRPFX)
filed with the Securities and Exchange Commission
(“SEC”), also provides additional information about	Treasury Bill Portfolio
the Fund and is incorporated herein by reference	(PRTBX)
(a legal part of this Prospectus). The Fund’s Annual
and Semi-Annual Reports to shareholders and	Versatile Bond Portfolio
its SAI are available on the Fund’s website:	(PRVBX)
http://www.permanentportfoliofunds.com.
Aggressive Growth Portfolio
Information about the Fund (including the SAI)	(PAGRX)
can be reviewed and copied at the SEC’s Public
Reference Room in Washington, D.C. Information
on the operation of the Public Reference Room
may be obtained by calling the SEC at (202) 942-8090.
Reports and other information about the Fund are
available on the EDGAR Database on the SEC’s
Internet site at http://www.sec.gov and copies
of this information may be obtained, upon payment
of a duplication fee, by electronic request at the
following e-mail address: publicinfo@sec.gov,
or by writing the Public Reference Section of the
SEC, Washington, D.C. 20549-0102.	No Person is authorized to give any
information or to make any representation not
To obtain a copy of the Fund’s SAI or Annual and	contained in this Prospectus in connection with the
Semi-Annual Reports free of charge, to request	matters described herein. If given or made, such
other information about the Fund, or to make	information or representation must not be relied
shareholder inquiries, please write or call:	upon as having been authorized.

Shareholder Services Office	Prospectus (Investment Company Act File No. 811-3379)
(800) 531-5142 (254) 527-3102 • FAX (254) 527-3406

STATEMENT OF	June 1, 2009
ADDITIONAL
INFORMATION

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
600 Montgomery Street • San Francisco, California 94111

Permanent Portfolio

Treasury Bill Portfolio

Versatile Bond Portfolio

Aggressive Growth Portfolio

        This Statement of Additional Information (“SAI”) of Permanent Portfolio Family of Funds, Inc. (“Fund”) is not a prospectus and should be read in conjunction with the Fund’s prospectus, dated June 1, 2009 (“Prospectus”). The Prospectus and the Fund’s Annual Report to Shareholders (SEC Accession No. 0000357298-09-000012) for the fiscal year ended January 31, 2009, both of which are incorporated herein by reference, may be obtained, without charge and upon request, by calling the Fund’s Shareholder Services Office toll free at (800) 531-5142, or by writing to the Shareholder Services Office, 130 South Brune Street, Bartlett, Texas 76511. The Prospectus and the Annual Report to Shareholders are also available on the Fund’s website at http://www.permanentportfoliofunds.com.

        The Fund’s Permanent Portfolio reserves a limited right to redeem its shares in kind in certain circumstances, as explained herein under the heading “Redemption of Shares – In-Kind Redemptions.”

TABLE OF CONTENTS

OBJECTIVES AND POLICIES	1

The Four Portfolios	1

Recent Market Events	1

Investment Strategy	2

Permanent Portfolio	2

Treasury Bill Portfolio	3

Versatile Bond Portfolio	3

Aggressive Growth Portfolio	3

Investment Categories	4

Illiquid Investments	6

Offsetting and Indirect Investments	6

Strategic Portfolio Adjustments	11

Investment Restrictions	11

ORGANIZATION AND MANAGEMENT	13

Fund History	13

Investment Adviser	13

Portfolio Manager	14

Portfolio Holdings Disclosure	15

Board of Directors	16

Standing Committees of the Board of Directors	16

Compensation	18

Share Ownership of Directors and Officers	19

Code of Ethics	20

Proxy Voting Policies	20

Share Ownership	20

TAXES	21

General	21

Taxation of Shareholders	21

Taxation of the Portfolios	22

COMPUTATION OF NET ASSET VALUE	24

PURCHASE OF SHARES	24

REDEMPTION OF SHARES	25

Redemption Limitations	25

In-Kind Redemptions	25

In-Kind Redemption Requests	26

PORTFOLIO TRANSACTIONS AND BROKERAGE	27

DISTRIBUTOR	27

TRANSFER AND DIVIDEND-DISBURSING AGENT	28

CUSTODIAN	28

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28

GENERAL INFORMATION	28

Capitalization	28

FINANCIAL STATEMENTS	29

OBJECTIVES AND POLICIES

The Four Portfolios

        The Fund has four separate portfolios, the Permanent Portfolio, the Treasury Bill Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio (each a “Portfolio”).

        The Permanent Portfolio invests a fixed Target Percentage (as defined in the Prospectus) of its net assets in gold, silver, Swiss franc assets, stocks of U.S. and foreign real estate and natural resource companies, aggressive growth stocks and dollar assets such as U.S. Treasury bills, notes and bonds and short-term corporate bonds. The Permanent Portfolio’s objective is to preserve and increase the “purchasing power” value of its shares over the long term.

        The Treasury Bill Portfolio invests in short-term U.S. Treasury bills, and U.S. Treasury notes and bonds having a remaining maturity of thirteen months or less. The Treasury Bill Portfolio’s objective is to earn high current income, consistent with safety and liquidity of principal.

        The Versatile Bond Portfolio invests in a diversified portfolio of short-term corporate bonds rated “A” or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), with a remaining maturity of twenty-four months or less. The Versatile Bond Portfolio’s objective is to earn high current income, while limiting risk to principal.

        The Aggressive Growth Portfolio invests in stocks and stock warrants of U.S. companies selected by Pacific Heights Asset Management, LLC, the Fund’s investment adviser (“Pacific Heights” or “Investment Adviser”), for high profit potential. The Aggressive Growth Portfolio’s objective is to achieve high (greater than for the stock market as a whole), long-term appreciation in the value of its shares.

        Each Portfolio follows the dividend and tax-planning policies described in the Prospectus under “Summary of Other Features – Investment and Tax Planning,” “Description of the Fund’s Portfolios” and “Dividends, Other Distributions and Taxes.” The Treasury Bill Portfolio and the Versatile Bond Portfolio also provide check redemption services as described in the Prospectus under the heading “Shareholder Account Services and Privileges – Check Redemptions – Treasury Bill Portfolio and Versatile Bond Portfolio Only.”

        Solely for the purpose of holding overnight cash balances (but not for investment purposes), a Portfolio may hold investments up to seven days in short-term U.S. Treasury securities or repurchase agreements with commercial banks and securities broker-dealers, in amounts ordinarily not to exceed 3% of the Portfolio’s net assets, or 4% if the repurchase agreement is entered into with the Fund’s custodian, State Street Bank and Trust Company.

Recent Market Events

        Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including, to differing degrees, the Portfolios.

        These events have also decreased liquidity in some markets and may continue to do so.   The reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples.  These recent market conditions also have resulted in some debt securities experiencing credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all.  As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities.  These events and the potential for continuing market turbulence may have an adverse effect on the Portfolios.

        The U.S. Government has already taken a number of unprecedented actions to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity.  The ultimate effect of these efforts is, of course, not yet known.

        Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which the Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio invest, or the issuers of such securities, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolios themselves are regulated. Such legislation or regulation could limit or preclude the ability of these Portfolios to achieve their investment objectives.

Investment Strategy

        Permanent Portfolio

        The Permanent Portfolio’s investment policies reflect the opinion of the Investment Adviser that it is impossible to forecast inflation rates or other economic events with a high degree of reliability and that only investors who are willing to embrace a high degree of risk should act on such forecasts. An investment vehicle such as the Permanent Portfolio, the goals of which include the preservation of purchasing power, acknowledges a broad range of economic possibilities, and, in order to preserve purchasing power over the long term, incorporates investments for each of them. In the opinion of the Investment Adviser, economic possibilities for the future are limited to the following:

1.	Rising inflation. From 1960 through 1980 the rate of inflation generally rose, with intermittent pauses and reversals. The inflation rate generally fell, with intermittent pauses and reversals, from 1980 through 2006. The Investment Adviser believes that if the pattern of rising inflation resumes, such as occurred in 2007, the investments most likely to appreciate would include gold, silver, Swiss franc assets and interests in real estate and natural resources. Gold, silver, real estate and natural resources tend to be profitable during periods of rising inflation because inflation and the fear of further inflation add to investor demand for assets whose values are not denominated in a fiat (non-convertible) currency. Swiss franc assets tend to appreciate during periods of rising inflation because, although the Swiss franc is a fiat currency, the Swiss government traditionally has acted with a high degree of restraint in permitting the issuance of new currency. Such restraint is generally taken to indicate that a currency will preserve its purchasing power. If the rate of inflation does rise, the prices of common stocks (other than those of U.S. and foreign real estate and natural resource companies) and, more especially, of dollar assets, are likely to decline.

2.	Abruptly slowing inflation. Most periods of extended inflation in U.S. history have been followed by abrupt declines in the rate of inflation and, in many cases, by deflation. The Investment Adviser believes that if inflation should decline abruptly (or deteriorate into a deflation), the investments most likely to appreciate would include previously-issued dollar assets such as U.S. Treasury securities, since interest rates on newly issued dollar investments of these types tend to decline during periods of declining inflation, thus increasing the value of previously-issued securities. If the rate of inflation does decline abruptly, it is likely that gold, silver, Swiss franc assets and most common stocks would decline in value.

3.	Gradually slowing inflation. In the event that the rate of inflation declines slowly (a “soft landing”) and the economy escapes the trauma that has followed most inflations, the Investment Adviser believes that common stocks would be among the investments most likely to appreciate. The results for stock market issues that tend to rise and fall to a greater degree than the stock market as a whole (the types of issues that the Investment Adviser attempts to identify and include in the Permanent Portfolio’s investment portfolio as aggressive growth stocks) would be especially favorable. In the opinion of the Investment Adviser, common stocks tend to appreciate during periods of gradually declining inflation because the occurrence of a soft landing indicates that the economy will not suffer the disruption associated with an abrupt decline in inflation. If the rate of inflation does decline gradually, it is likely that gold, Swiss franc assets and the stocks of U.S. and foreign real estate and natural resource companies would decline in value.

        The Permanent Portfolio attempts to achieve its objective by maintaining a combination of investments, the purchasing power of which as a whole should hold steady or increase in the variety of economic circumstances listed above. The Investment Adviser is able to make no assessment as to the current state of the economy and has no opinion as to the occurrence of any particular economic possibility for the future.

        As indicated above, the Permanent Portfolio’s investments include gold, silver, Swiss franc assets, various stock market issues and dollar assets. The investment categories were selected and the Target Percentages assigned when the Permanent Portfolio was created in accordance with the Permanent Portfolio’s prior investment adviser’s opinion of the volatility of the investments and their past and anticipated future performances in varying economic circumstances.  The Permanent Portfolio’s current Investment Adviser believes that the investment categories and Target Percentages continue to be appropriate.  Of course, the Fund has no control over the manner in which particular investments respond to changes in economic conditions. For example, even in an inflationary climate, there may be large-volume sellers of gold or silver whose actions would tend to depress the prices of those commodities.

        Treasury Bill Portfolio

        The Treasury Bill Portfolio’s investment policies reflect the opinion of the Investment Adviser that among investors’ primary goals for their cash holdings are safety and liquidity, plus when possible, a way to reduce the federal, state and local tax burden on the income earned on money market investments. The Treasury Bill Portfolio was designed for investors who wish to avoid the risk of large price declines that can occur in the stock and bond markets and who desire state and local income tax-planning and check-writing privileges. The Treasury Bill Portfolio therefore invests only in U.S. Treasury securities (the interest on which is exempt from state and local tax), and at least 80% of its assets are invested in short-term U.S. Treasury bills and notes. The Treasury Bill Portfolio also provides those shareholder services described in the Prospectus under the heading “Shareholder Account Services and Privileges.”

        Versatile Bond Portfolio

         The Versatile Bond Portfolio’s investment policies reflect the opinion of the Investment Adviser that short-term (with a remaining maturity of twenty-four months or less), investment-grade (Standard & Poor’s ratings of “A” or higher) corporate bonds historically have provided high returns and their price fluctuations ordinarily are mild. Constructing a portfolio from such bonds can be a formula for achieving high current income without bearing the serious risks of buying less than investment grade (“junk”) bonds or long-term corporate, municipal or U.S. Treasury bonds. The Versatile Bond Portfolio therefore ordinarily invests at least 80% of its assets in a diversified portfolio of corporate bonds rated “A” or higher by Standard & Poor’s and having a remaining maturity of twenty-four months or less. The Versatile Bond Portfolio may purchase U.S. Treasury securities with remaining maturities of two years or less for temporary cash holdings.

        Aggressive Growth Portfolio

        The Aggressive Growth Portfolio’s investment policies reflect the opinion of the Investment Adviser that the stock market has been the most successful long-term investment since 1926, and that an investor seeking to construct his or her own investment portfolio should include an investment whose profitability is linked directly to the stock market. The Investment Adviser believes that stocks have been the most successful long-term investment because stocks represent ownership in the engines of wealth – factories, mines, airlines, telephone systems, research laboratories, publishing companies, financial service organizations and other productive enterprises – that turn out the goods and services people need and want. Stock market investments have earned the best profits because they feed capital to these engines of wealth, making them even more productive.

        Stock market investors, however, need caution. While the stock market’s total return has been high, it has not been smooth or steady. Most stocks are riskier than bonds or money market instruments; and, unlike gold, stocks are vulnerable to inflation. And there is no guarantee that the economic growth that underlies long-term stock market profits will continue in the future, which is one reason a prudent investor should carefully consider how much of his or her capital to invest in stocks. Stocks are tightly linked to the real world of production and commerce, and any shock in the economy (inflation, recession, political turmoil, bad news of any kind) can translate into a shock for the stock market. For an investor who holds only a limited portion of his or her investment portfolio in stocks, the Investment Adviser believes that the stocks that the investor holds should be volatile, the kinds of stocks whose prices move faster and farther than the stock market as a whole. In addition, volatile stocks can reduce such an investor’s portfolio’s overall risk by minimizing the share of his or her portfolio that needs to be devoted to stocks. With less of his or her overall portfolio allocated to stocks, the investor is less vulnerable to any single economic event – such as inflation, deflation or recession – that might be disastrous for the stock market as a whole.

        The Aggressive Growth Portfolio invests in U.S. companies whose stocks have been selected for their high (higher than for the stock market as a whole), long-term appreciation potential. With such a selection, when the stock market as a whole rises, the value of shares in the Aggressive Growth Portfolio should rise more. Of course, no selection of stocks can be guaranteed to “outrun” a rising market. While the Aggressive Growth Portfolio’s stocks involve more risk than the average stock, especially when the stock market as a whole is declining, they also offer greater potential reward. During bull markets in stocks, volatile stocks can put the investor on the “fast track” to high stock market prices because, in the opinion of the Investment Adviser, stocks in general typically gain much more during periods when the stock market as a whole is rising than they lose during periods that follow when the stock market as a whole is declining. Therefore, the Investment Adviser believes that in the long term, volatile stocks should outperform other stocks.

        The Aggressive Growth Portfolio is fully invested in the stock market at all times (except for temporary cash holdings as discussed above). It does not take on the unnecessary risks that come with attempts to switch in and out of the market. Its “fully-invested” policy assures that it will not miss out on a bull market in stocks because it has mistakenly decided to sit on the sidelines.

        Investors in the following circumstances may find that the Aggressive Growth Portfolio can help to achieve their objectives. An investor who has only recently begun investing and has many earning years ahead of him or her may be willing to bear short-term risks for his or her capital, in order to maximize long-term appreciation. An investor whose wealth is mostly tied up in real estate, annuities, life insurance, pension plans or trusts may desire to use any cash available for a stock market investment in a way that is most effective. An investor who owns high-yielding stocks (those that pay high taxable dividends) may improve his or her after-tax return by replacing the high-yielding issues with shares in the Aggressive Growth Portfolio. Although this may tend to increase the short-term volatility of his or her stock market holdings, the Portfolio’s tax-planning could permit more of his or her stock market profits to be retained, instead of being lost to current taxes, so that his or her capital may grow faster. And an investor who is interested in short-term stock trading may acquire shares in the Portfolio whenever he or she believes the time is right to invest in stocks, knowing that the Portfolio is always fully invested in stocks and being able to take advantage of the fact that the Portfolio invests only in volatile stocks. Thereby he or she can maintain a larger position in the stock market without risking too much of his or her speculative budget.

Investment Categories

        Dollar assets. The Prospectus describes the investment categories and Target Percentages of the Permanent Portfolio. As a further elaboration on the dollar asset investment category, and for information regarding the holdings of the Treasury Bill Portfolio and the Versatile Bond Portfolio, please see the box on page 5 of this SAI. Any dollar asset is subject to default risk, that is, the risk that the issuer’s promise to make payment will not be kept. The Investment Adviser attempts to reduce this risk to a very low level by purchasing high-grade dollar assets, i.e., those which, in the opinion of the Investment Adviser, are secure enough to escape default even under deflationary economic conditions. Consequently, the Portfolios do not invest in certificates of deposit or commercial paper, even though the yields on such investments may be higher than the yields on high-grade dollar assets. Long-term dollar assets, and, to a lesser extent, short-term dollar assets, are subject to the risk of rising interest rates. As rates rise, as they tend to do during periods of rising inflation, the market values of dollar assets decline. See the discussion under “Investment Strategy – Abruptly slowing inflation” above. The degree to which the Permanent Portfolio, through its dollar assets, is exposed to the risk of rising interest rates can be measured by the average length to maturity (“term structure”) of its net dollar assets (the amount of its dollar assets reduced by any outstanding borrowings). The greater the average length to maturity, the greater the risk. The average length to maturity of the Permanent Portfolio’s net dollar assets will not exceed fifteen years. For purposes of computing the average length to maturity of the Permanent Portfolio’s dollar assets, the following method is used:

(i)	multiply the value of each dollar asset by the length of time until its maturity;

(ii)	compute the sum of the results of (i);

(iii)	from the result of (ii), subtract the sum of the amount of each debt (including reverse repurchase agreements) owed by the Permanent Portfolio multiplied by the length of time until its repayment is due;

(iv)	divide the result of (iii) by the Permanent Portfolio’s average net dollar assets.

        Repurchase agreements. The Permanent Portfolio may also enter into repurchase agreements on the dollar assets described above. (Each of the Fund’s other Portfolios may also include repurchase agreements in their assets.) See the box on the following page. A Portfolio would suffer a loss on a repurchase agreement if the seller defaulted on its repurchase obligation when the value of the underlying investment had declined to less than the agreed upon repurchase price. In order to reduce the risk of loss from such transactions, a Portfolio will enter into repurchase agreements whose underlying investments are, in the case of any of the Fund’s Portfolios, only other dollar assets (or, in the case of the Treasury Bill Portfolio, U.S. Treasury securities) which, in the opinion of the Investment Adviser, present only a very small risk of default. The Fund does not currently intend that more than 5% of the net assets of any of its Portfolios will be subject to repurchase agreements during the current fiscal year.

        Gold. The Permanent Portfolio will buy and sell gold only to and from banks (both U.S. and foreign), regulated U.S. commodities exchanges, exchanges affiliated with a regulated U.S. stock exchange and dealers that are members of, or affiliated with members of, a regulated U.S. commodities exchange or stock exchange or approved by the U.S. Treasury as qualified to purchase American Eagle coins from the U.S. Mint, or interests equivalent thereto, in accordance with applicable investment laws. The Permanent Portfolio will not purchase gold from any producer of the metal or in any form that is not readily marketable. However, to the extent that the Permanent Portfolio actually holds gold bullion and coins, it may encounter higher storage and transaction costs than those normally associated with the ownership of securities. Gold generates no interest or dividends, offering only the potential for capital appreciation.  In addition, gold is subject to the risk that it could be lost, damaged or stolen, or that access to the gold could be restricted by natural events (such as earthquake) or human actions (such as terrorist attack).

        Silver. The Permanent Portfolio’s silver holdings may include bullion-type silver coins minted by the U.S. Treasury. Like gold, silver generates no interest or dividends, offering only the potential for capital appreciation.  Silver is also subject to the other risks and issues discussed above for gold.

HIGH-GRADE DOLLAR ASSETS

        U.S. Treasury Bills. Treasury bills are short-term (fifty-two weeks or less) loans to the U.S. Government. Treasury bills are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. Treasury bills are actively traded in the open market. Because of their short time to maturity, their day-to-day price fluctuations are small.

        U.S. Treasury Notes and Bonds. Treasury notes and bonds are long-term (as long as thirty years) loans to the U.S. Government. Like Treasury bills, they are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as free of any risk of default. Treasury notes and bonds are actively traded in the open market. Because of their long maturities, they are subject to larger day-to-day fluctuations in price than Treasury bills.

        U.S. Government Agency Securities. Short-term notes and long-term bonds are also issued by various agencies of the U.S. Government or by enterprises sponsored by the U.S. Government, such as the Federal National Mortgage Association and the Government National Mortgage Association. Most such notes and bonds are not full-faith-and-credit obligations of the U.S. Treasury and generally do not carry a direct guaranty by the U.S. Government itself. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.

        High-Grade Corporate Bonds. High-grade corporate bonds are debt obligations of corporations with a Standard & Poor’s rating of “A” or higher and a remaining time to maturity of twenty-four months or less, and may include corporate notes and debentures. Such bonds are not guaranteed by the U.S. Government and are subject to some risk of default; however, the risk of default generally is considered to be very low. Such bonds also are subject to price fluctuations caused by changes in open-market interest rates; however, such fluctuations are much smaller than for long-term bonds and are only slightly greater than for U.S. Treasury bills. The Permanent Portfolio and the Versatile Bond Portfolio may invest in high-grade corporate bonds which, in the opinion of the Investment Adviser, are secure enough to escape default even under deflationary economic conditions.

        Banker’s Acceptances. A banker’s acceptance is a postdated check written by a business (not necessarily a major corporation) that has been “accepted” and guaranteed by a bank. Usually, the postdating is for no more than nine months. The types of acceptances which the Permanent Portfolio would acquire are those which are actively traded in the open market.

        There are two, often three, guaranties behind a banker’s acceptance. First, the acceptance is an obligation of the bank that has accepted it. Second, if the accepting bank should default on its obligation, the business that wrote the accepted check ordinarily would be responsible for making payment to the investor. Third, an acceptance is often secured by a pledge of merchandise or other property. Banker’s acceptances are generally regarded as among the safest of all privately issued, short-term dollar assets. The Investment Adviser considers banker’s acceptances, with their multiple backing, to be significantly safer than certificates of deposit, which represent the obligation of a single entity.

        Repurchase Agreements. In a repurchase agreement, a Portfolio buys an investment (“underlying security”), such as a Treasury bond, that the seller agrees to buy back at a later date for a stated price. Repurchase agreements entered into by the Fund’s Portfolios will generally run for seven days or less. The Fund’s Portfolios earns interest on the transactions, either in the form of an explicit payment or in the form of a differential between the purchase price and the repurchase price.

        Repurchase agreements may be considered loans to sellers of the underlying securities, with those securities constituting the collateral for the loans. The Fund’s Portfolios would suffer a loss on a repurchase agreement if the seller defaulted on its obligation to repurchase the underlying securities when the value of the securities had declined to less than the agreed upon repurchase price. In order to reduce the risk of loss from such transactions, the Fund’s Portfolios will only enter into repurchase agreements whose underlying securities are only U.S. Treasury securities, U.S. Government agency securities and banker’s acceptances, which in the opinion of the Investment Adviser, present only a very small risk of default.

        The Fund’s Portfolios generally will enter into repurchase agreements only with banks. They may enter into a repurchase agreement with a broker-dealer provided that the agreement is fully collateralized and “marked to market” daily (which would require sufficient adjustments of cash or collateral to be made each day so that the current value of the collateral is at least equal to the amount of the loan including accrued interest thereon). Such collateral would be deposited with the Fund’s custodian.

        Swiss franc assets. The Permanent Portfolio also holds Swiss franc assets. The Swiss franc is subject to the risk that inflation (either actual or expected) will decrease in the United States or rise in Switzerland. The price of the Swiss franc is also subject to the imposition of exchange controls; to manipulation by the Federal Reserve System, the Swiss National Bank and, to a lesser extent, by other Swiss central banks and official agencies; and to investment controls established by the Swiss or U.S. Government. While Switzerland has historically been a politically stable nation, there is no assurance that the country may not become subject to the risks discussed under “Risk/Return Summary – Permanent Portfolio” in the Prospectus.

        Real estate and natural resource company stocks. Investments in the Permanent Portfolio’s real estate and natural resource company stocks category are generally common stocks, but the Portfolio may acquire preferred stocks, shares of beneficial interest in real estate investment trusts and American Depositary Receipts (“ADRs”) on stocks within this category. The Permanent Portfolio will invest in a security in this category only if it is listed on a national securities exchange in the United States, or the principal exchange of a foreign country, as determined by the Fund’s Board of Directors (“Board of Directors”), or is an over-the-counter stock quoted on the Nasdaq Stock Market.

        Aggressive growth stocks. Investments in the Permanent Portfolio’s aggressive growth stocks category, and investments in the Aggressive Growth Portfolio, may include stock warrants, which are long-term options to purchase shares of stock at a fixed price. Most stock warrants are subject to expiration, which causes their value to dwindle with the passage of time. Each of the Permanent Portfolio’s and the Aggressive Growth Portfolio’s total investments in warrants is limited to a value (at the lower of cost or market) not to exceed 5% of the Portfolio’s net assets; and warrants which are not listed on the New York or American Stock Exchanges may not exceed 2% of the Portfolio’s net assets.

        Short-term corporate bonds. Investments in the Permanent Portfolio’s dollar asset category, and investments in the Versatile Bond Portfolio, may include short-term corporate bonds rated “A” or higher by Standard & Poor’s when acquired by the Portfolio, but whose ratings subsequently have become downgraded. Ordinarily, the Portfolio will sell any investment that has been downgraded below Standard & Poor’s “A” rating, but may retain such an investment if, in the opinion of the Investment Adviser, the investment still appears secure enough to escape default even under deflationary economic conditions and if such investments in the aggregate do not exceed 2% of the Portfolio’s net assets.

Illiquid Investments

        The Permanent Portfolio may hold in the aggregate a maximum of 10%, and the Aggressive Growth Portfolio may hold in the aggregate a maximum of 5%, of each of their net assets in investments that have no ready market for resale and securities for which no readily available market quotation exists, including repurchase agreements maturing in more than seven days. For this purpose, securities of U.S. issuers are deemed to have no readily available market quotation if they are restricted securities (securities that must be registered under the Securities Act of 1933, as amended, before they may be offered or sold to the public); securities of non-governmental foreign issuers are deemed to have no readily available market quotation if they are not listed or traded on a recognized domestic or foreign securities exchange; other assets of the Portfolio are deemed to have no ready market for resale if, in the opinion of the Fund’s Board of Directors, no bona fide market exists for the asset at the time of its purchase or subsequent valuation. However, no investment is counted toward the limit if its bid/ask spread (on bona fide quotes from dealers and market-makers) normally is less than 4%, or if it is subject to a put option exercisable in seven days or less or a forward contract that matures in seven days or less.

        If through the appreciation of restricted securities and other assets for which no readily available market quotation or ready market exists or through the depreciation of unrestricted securities or other assets for which a ready market does exist, more than 10% of the Permanent Portfolio’s net assets, or more than 5% of the Aggressive Growth Portfolio’s net assets, should be invested in illiquid assets, then the Investment Adviser would consider appropriate steps to protect the Portfolio’s liquidity. The Permanent Portfolio and the Aggressive Growth Portfolio each currently intends that less than 5% of its assets will be invested in illiquid investments.

Offsetting and Indirect Investments

         The Permanent Portfolio, in carrying out its investment and tax-planning policies and in maintaining the Target Percentage for each investment category, and the Aggressive Growth Portfolio, in carrying out its investment and tax-planning policies, each may write covered call options and purchase put options on stocks that it owns, make short sales of stocks that it owns, and borrow money and enter into reverse repurchase agreements. The Permanent Portfolio also may buy and sell gold, silver and Swiss francs in the forward market (including through the purchase and sale of futures contracts). Neither the Permanent Portfolio nor the Aggressive Growth Portfolio has any current intention of investing in these investments or using these techniques.

        Although these devices are commonly associated with speculative, short-term trading, each of the Permanent Portfolio and the Aggressive Growth Portfolio is prohibited from using them, and will not use them, for such purpose (or in contravention of such rules and regulations or orders as the Securities and Exchange Commission (“SEC”) may prescribe). The Permanent Portfolio may, from time to time, use short sales, forward contracts, put and call options, borrowings and reverse repurchase agreements only to reduce discrepancies between its actual holdings and the Target Percentages in instances where the devices appear to offer an advantage in price or yield over a direct purchase or sale of the underlying asset, or for tax planning. The Aggressive Growth Portfolio may, from time to time, use such devices only in instances where they appear to offer an advantage in price or yield over a direct purchase or sale of the underlying asset, or for tax planning. Each such Portfolio expects, when it uses put and call options, forward contracts, and short sales, actually to make or accept delivery of the underlying asset. Each such Portfolio would elect not to make or accept delivery only when so electing would, in the opinion of the Investment Adviser, achieve an advantage in price, yield, or tax planning. In such instances, those Portfolios would enter into an offsetting option transaction (selling the put and purchasing the call), or an offsetting forward transaction (selling or purchasing a forward contract, as the case might be), or would close out the short sale by purchasing and delivering the underlying securities. Those Portfolios generally would incur additional brokerage costs in doing so. The Permanent Portfolio may engage in forward contracts and short sales outside of the United States, which might entail additional risks. See “Risk/Return Summary – Permanent Portfolio – Principal Investment Risks” in the Prospectus.

        As an example of how the Permanent Portfolio might use the strategies described above, if its actual holdings of gold exceeded the Target Percentage of 20%, the Permanent Portfolio might enter into a forward sale for the excess amount. The quantity of gold subject to the forward sale then would be counted as an offset against the Portfolio’s actual holdings, and the payment receivable from the forward sale would be counted as a dollar asset.

        Similarly, the Permanent Portfolio might increase its position in an investment category by making purchases in the forward market. For example, if its actual holdings of silver fell below the Target Percentage of 5%, the Permanent Portfolio might purchase silver in the forward market and count it as silver owned. The money payable to the seller upon delivery of the silver to the Portfolio would be counted as an offset against its holdings of dollar assets.

        As a further example, the Permanent Portfolio or the Aggressive Growth Portfolio might use put and call options to effectively reduce its holdings of a particular stock. Those Portfolios would do so by writing (selling) call options on the shares of stock they owned and simultaneously purchasing put options (with the same expiration date and strike price) on the same stock. The effect of the option transactions would be virtually to eliminate the Portfolio’s interest in the price of the stock for the duration of the options, since the net value of the option position would (within narrow limits) change dollar for dollar with, but in the direction opposite to, changes in the price of the stock. The combined dollar value of the stock and the option position would be approximately fixed, but, due to competitive factors in the option market, normally would tend to rise gradually over the life of the options. Accordingly, while the option position remains open, the Permanent Portfolio would count the value of the stock together with the option position as a dollar asset.

        The Permanent Portfolio may borrow money or enter into reverse repurchase agreements in order to reduce its net holdings of dollar assets to the level called for by the Target Percentages, but the Portfolio may not borrow for the purpose of speculative, short-term trading. The amount of any borrowing by the Permanent Portfolio would be counted as an offset against its holdings of dollar assets, and the money borrowed would be invested to increase the Portfolio’s holdings in other investment categories to the levels called for by the Target Percentages.

        Additional information regarding offsetting and indirect investments appears below.

        Put and call options. In exchange for a premium, the seller (writer) of a call option grants to the option buyer the right, until a certain expiration date, to purchase shares of stock at a fixed price (the strike price). For a speculative trader, the risk assumed by selling a call option is that the market price of the underlying stock prevailing on the expiration date may be above the option’s strike price. In that case, the speculative option seller (unlike the Permanent Portfolio and the Aggressive Growth Portfolio, which would own the underlying stock, i.e., a “covered” call option) could be forced to purchase the stock to cover the option and deliver it to the option buyer. The difference between the option’s strike price and the stock’s price in the open market would represent a loss to the option seller.

        By paying a premium, the purchaser of a put option acquires the right, until a certain expiration date, to sell shares of stock at a fixed strike price. For a speculative trader, the risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s strike price. In that case, the option would expire worthless and the entire amount invested in it would be lost.

        The purchase of a put option simultaneously with the sale of a call option (on the same stock and with the same strike price and expiration date) is considered in economic effect a short sale of the underlying stock; the net value of the option position tends to change dollar for dollar with, but in a direction counter to, the price of the underlying stock. The Permanent Portfolio or the Aggressive Growth Portfolio might enter into a short sale, instead of a combined option transaction, of a particular stock that it owned if no option were available on the stock or if the short sale provided an advantage in price over a combined option transaction.

        The combined option transaction also involves both the payment of a premium (for the purchase of the put option) and the receipt of a premium (from the sale of the call option). For a speculative trader, the risk of such a combined option transaction is that the price of the underlying stock will rise. In that case, each one-dollar rise in the price of the stock would result in a loss of approximately one dollar on the combined option transaction.

        The only type of option transaction which the Permanent Portfolio or the Aggressive Growth Portfolio may enter into as an offsetting or indirect investment is the combined transaction described in the preceding paragraph. However, those Portfolios will enter into such a transaction only if they actually own the stock to which the options apply, and they will continue to hold the option position only while they continue to hold the stock. Thus, any loss on a permissible option transaction should be approximately equaled by a gain on the price of the stock. Consequently, those Portfolios will not be exposed to the risks normally associated with the speculative use of put and call options.

        Each of the Permanent Portfolio and the Aggressive Growth Portfolio has adopted the following operating policies with respect to option transactions used as offsetting or indirect investments, which may be changed only by the Fund’s Board of Directors:

  the aggregate value of the stock underlying option transactions, determined as of the date the options are entered into, will not ordinarily exceed 10% and may not exceed 25% of such Portfolio’s net assets;

  the stock underlying the options must be listed on a national securities exchange, and the option must be issued by the Chicago Board Options Clearing Corporation;

  the aggregate premiums paid for all put options purchased by such Portfolio and held by it at any one time will not exceed 2% of such Portfolio’s net assets;

  the stock underlying the options must be qualified within such Portfolio’s investment categories; and

  the maximum term of the options will not exceed nine months.

        Any gain (or loss) on stocks liquidated through such an option transaction would be recognized for tax purposes in the year the options are exercised. During most months of the year, options are available that do not expire until the following year. Thus, provided that the holder of a call option that the Permanent Portfolio or the Aggressive Growth Portfolio has sold does not exercise it before the end of the taxable year in which it is written, the Portfolio could use a combined option transaction to defer recognition of a capital gain (or loss) into the following taxable year. In some cases, those Portfolios might want to accomplish such a deferral in order to offset the gain (or loss) of one stock position against the loss (or gain) from the sale of other assets. In addition, the net proceeds of a stock liquidation through a combined option transaction may be greater, even allowing for brokerage costs, than through a direct sale. Neither the Permanent Portfolio nor the Aggressive Growth Portfolio has any current intention of entering into such option transactions.

        The foregoing discussion applies only to option transactions used as offsetting or indirect investments and has no application to the acquisition of stock warrants by the Permanent Portfolio or the Aggressive Growth Portfolio. See “Investment Categories – Aggressive growth stocks” in this SAI.

        Forward contracts. A forward purchase obligates the purchaser to pay a fixed price for a commodity (or currency) to be delivered at a fixed date in the future. A forward sale is the counterpart of a forward purchase; it obligates the seller to deliver a commodity (or currency) on a fixed date in the future in exchange for a fixed price.

        Except for futures contracts (the type of forward contract that is traded on a U.S. futures exchange), forward contracts usually are settled in cash at the contract’s maturity date. A futures contract, on the other hand, usually involves daily settlement, in cash, of the gain or loss on the commodity’s price each day. Commodity futures contracts traded on U.S. commodity exchanges are subject to the regulation of the exchange and of the Commodity Futures Trading Commission under the Commodity Exchange Act, in order to prevent price manipulation and excessive speculation, and to promote orderly and effective commodity futures markets. Such regulations may include trading and daily price limits, position limits and margin requirements. Forward contracts with a bank or dealer generally are not secured or guaranteed by an exchange, clearing corporation, or similar entity.

        Because it is possible to enter into forward purchase and sales contracts by making an initial payment of as little as 5% (or even less) of the value of the commodity, forward contracts can involve a high degree of risk; even a small decline in the price of the commodity could result in the loss of most or all of the cash invested. The Permanent Portfolio, however, will not trade in commodity forward contracts; it will enter into forward purchases only for amounts of commodities (or Swiss francs) needed to meet the Target Percentages, and it will enter into forward sales only for amounts of commodities (or Swiss francs) it actually owns that exceed the Target Percentages. Consequently, the Permanent Portfolio will not be subject to the high degree of risk associated with the speculative use of forward contracts, although each forward transaction, viewed in isolation, would still appear to involve the risks normally associated with forward contracts. Furthermore, the Permanent Portfolio has adopted the following operating policies, which may be changed only by the Fund’s Board of Directors:

  the Permanent Portfolio will use forward contracts only to acquire and dispose of actual commodities (or Swiss francs) within the Target Percentages, and not for any speculative purpose;

  the Permanent Portfolio will enter into forward contracts only through a regulated U.S. commodity exchange or dealers that are members of or affiliated with members of a regulated U.S. commodity exchange, or with the ten largest (in assets) U.S. banks or ten largest (in assets) Swiss commercial banks, excluding cantonal and savings banks, as determined by the Swiss National Bank;

  the Permanent Portfolio’s net assets plus its borrowings and the aggregate price of all commodity forward contracts it owns (measured by multiplying the number of units to which the contracts refer by the price per unit specified) will equal at least 300% of the aggregate price of all commodity forward contracts it owns and any borrowings. If the 300% requirement specified above is not being met at any time, the Permanent Portfolio will take the necessary steps to restore the 300% coverage within three business days. Sales of commodity forward contracts in order to comply with this 300% limitation may have an adverse impact on the Permanent Portfolio;

  the Permanent Portfolio will segregate, and maintain in a segregated account until the commodity forward purchase contract is closed out, cash or U.S. government securities equal in value to the purchase price required to be paid by the Portfolio due on the settlement date under the contract;

  the Permanent Portfolio will not invest (including the placing of additional margin deposits) more than twice the amount of the original margin deposit in any commodity forward contract; and

  the Permanent Portfolio will not invest in, or be contingently obligated in connection with, commodity contracts in an amount exceeding 10% of its assets.

        The assets maintained in the segregated account referred to above will continue to be treated as dollar assets for purposes of the Target Percentages until the settlement date under the contract.

        The Permanent Portfolio did not engage in any forward contracts during the last fiscal year, and does not intend to engage in any forward contracts during the current fiscal year.

        Short sales. A short sale obligates the seller to deliver a security at a later, perhaps indefinite, date. In return, the seller receives a price that is fixed on the date of the sale. For a speculative trader, the risk of making a short sale is that the price of the security will rise, forcing the short seller to purchase the security at a higher price than he receives from the short sale. In principle, the potential loss is unlimited, since there is no absolute limit on how high an investment’s price might rise.

        Each of the Permanent Portfolio and the Aggressive Growth Portfolio will enter into short sales only of stocks which it contemporaneously owns, and it will retain such stocks so long as the short position remains open. (In other words, those Portfolios will enter into short sales “against the box.”) Consequently, those Portfolios will not be exposed to the risks associated with the speculative use of short sales. Neither the Permanent Portfolio nor the Aggressive Growth Portfolio entered into short sales during its last fiscal year, nor intends to enter into short sales during its current fiscal year. Furthermore, each such Portfolio has adopted the following operating policies with respect to short sales, which may be changed only by the Fund’s Board of Directors:

  each such Portfolio will limit the dollar amount of short sales at any one time to a value ordinarily not to exceed 10% and in no instance to exceed 25% of its net assets; and

  the value of securities of any one issuer in which each such Portfolio may be short will not exceed the lesser of 2% of the value of its net assets or 2% of the securities of that class of that issuer.

        Borrowed money. The purchase of investments with borrowed money can entail a higher degree of risk from price fluctuations than a cash purchase using one’s own funds, since the borrowings allow the buyer to purchase more of the investment than he or she could using only his or her own cash (“leverage risk”). For example, if the buyer finances a purchase of 50% with his or her own cash and 50% with borrowed funds, each 1% decline in the price of the investment would result in a 2% decline in the net value of his or her position in the investment. A 50% decline in price would result in a total loss. In addition, the buyer would incur interest expense on borrowed funds.

        Borrowing also can add to the risk of loss from investment price fluctuations if the borrowing increases the average length to maturity of the borrower’s net dollar assets, since such borrowing may increase the borrower’s exposure to fluctuations in the prices of dollar assets due to changes in interest rates (“Interest Rate Risk”). However, as indicated under “Investment Categories” above, the average length to maturity of the Permanent Portfolio’s net dollar assets may not exceed fifteen years – a term structure that the Portfolio could achieve without the use of borrowed money. Consequently, the Permanent Portfolio’s ability to borrow will not increase its potential exposure to loss from investment price fluctuations due to Interest Rate Risk. Furthermore, the Permanent Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio each has adopted the following operating policies with respect to borrowings:

  the amount of money such Portfolio may borrow will be limited by the Investment Company Act of 1940, as amended (“1940 Act”), so that immediately after such borrowing the amount borrowed may not exceed 33 1/3% of the value of such Portfolio’s assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any securities with respect to which there are open short positions). If, due to market fluctuations or other reasons, the value of such Portfolio’s assets falls below the coverage requirement of the 1940 Act, such Portfolio will, within three business days, reduce its debt to the extent necessary. To do this, such Portfolio may have to sell a portion of its investments at a time when it may be disadvantageous to do so;

  such Portfolio may borrow only from banks in accordance with the 1940 Act, and will also be subject to applicable margin limitations imposed by regulations adopted by the Federal Reserve Board;

  in observing these limits, such Portfolio will count the proceeds of reverse repurchase agreements (see below) as borrowed money; and

  such Portfolio will segregate, and maintain in a segregated account until the borrowing is repaid, cash, U.S. government securities or other appropriate liquid assets equal to the amount borrowed. See “Forward contracts” above for the treatment of the segregated assets.

        No Portfolio has any current intention of engaging in any borrowings during the current fiscal year.

        Reverse repurchase agreements. A reverse repurchase agreement is a special device for borrowing money. Under such an agreement, the borrower sells an investment (usually a bond, money market instrument or other dollar asset) and agrees to repurchase it later at a fixed price. Because it is possible to borrow nearly the entire purchase price of a bond or other dollar asset through a reverse repurchase agreement, such agreements can be used by traders to speculate on price changes, especially price changes associated with declines in interest rates. Such speculation is highly risky, since an unforeseen rise in interest rates could cause a loss that equals or even exceeds the cash invested.

         The Permanent Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio may enter into reverse repurchase agreements; however, no Portfolio will use reverse repurchase agreements for any speculative purpose. Reverse repurchase agreements have virtually the same effect on a Portfolio as borrowing. Those Portfolios might enter into a reverse repurchase agreement, instead of a borrowing, if the reverse repurchase agreement provides an advantage in interest rate over a borrowing. The Permanent Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio each have no current intention of engaging in reverse repurchase agreements.

        The Permanent Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio will count the proceeds of a reverse repurchase agreement as borrowed money. Consequently, as in the case of direct borrowing (discussed above) a Portfolio’s use of reverse repurchase agreements should not add to its potential risk of loss from investment price fluctuations. Furthermore, the Permanent Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio each has adopted the following operating policies with respect to reverse repurchase agreements:

  such Portfolio will enter into only those reverse repurchase agreements that have a specified repurchase price;

  such Portfolio will enter into reverse repurchase agreements only with banks; and

  such Portfolio will segregate, and maintain in a segregated account until the reverse repurchase agreement is closed out, cash, U.S. government securities or other appropriate liquid assets equal to the repurchase price. See “Forward contracts” above for the treatment of the segregated assets.

        Default risk. Put and call options, forward purchases, short sales, borrowings and reverse repurchase agreements all involve contracts between a Portfolio and a bank, broker, dealer or clearinghouse. A default by any of them could expose the Portfolio to serious loss. Although the risk of such a loss is small, the Investment Adviser intends to reduce a Portfolio’s exposure by giving preference to banks, brokers, dealers and clearinghouses which, in the opinion of the Investment Adviser, have an especially high degree of creditworthiness and by giving preference to transactions that require the corresponding party to pledge or otherwise deliver or establish collateral for the benefit of such Portfolio.

Strategic Portfolio Adjustments

        Because investment prices are constantly changing, the actual composition of the Permanent Portfolio’s holdings will never exactly match the Target Percentages. Ordinarily, whenever the Permanent Portfolio’s actual holdings in any investment category deviate from the category’s Target Percentage by more than 1/10th of the Target Percentage, the Portfolio will buy or sell investments to correct the discrepancy (unless it is corrected by changes in market prices) and will do so within thirty days from the initial day of such deviation.

        The Investment Adviser is authorized to delay making portfolio adjustments in the Permanent Portfolio whenever, in its opinion, extraordinary circumstances make it desirable to do so. In the event of such a delay, the Permanent Portfolio’s actual holdings in one or more investment categories could deviate by more than 1/10th from the Target Percentages for those categories for a period in excess of thirty days. Circumstances that might occasion a delay include:

1.	A disorderly market, i.e., when the differences between the buying and selling prices (bid and ask) quoted by market makers and investment dealers are, in the opinion of the Investment Adviser, abnormally large;

2.	A banking crisis or other financial emergency that compromises the ability of brokers and dealers to consummate investment transactions; and

3.	The inability to make a portfolio adjustment without recognizing a large short-term capital gain.

        The Permanent Portfolio will not delay portfolio adjustments called for by the Target Percentages in anticipation of a change in the general price level of any investment category.

        A Portfolio may acquire assets from another Portfolio that are otherwise qualified investments for the Portfolio, so long as neither Portfolio bears any markup or spread, and no commission, fee or other remuneration is paid in connection with the acquisition. Any such transaction would be a cash purchase or sale of a security for which market quotations are readily available, at its independent current market price, in a manner consistent with Section 17(a) of the 1940 Act and Rule 17a-7 thereunder.

Investment Restrictions

        The investment policies and restrictions described in the Prospectus and this SAI are intended to remain in force indefinitely. The investment restrictions described below have been adopted by the Fund as operating policies and are subject to change by the Fund’s Board of Directors. However, the Fund will not change any operating policy without notifying its shareholders in advance. The Fund will not:

1.	Purchase securities of companies for the purpose of exercising control or management.

2.	Purchase securities on margin, although the Permanent Portfolio may enter into commodity forward contracts (but only in accordance with the operating procedures and policies contained elsewhere in the Prospectus and this SAI) and obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments.

3.	Purchase securities of any other registered open-end investment company except as part of a merger or consolidation.

4.	Invest in straddles or spreads.

5.	Purchase from or sell to any officer, director or employee of the Fund, or its investment adviser, or any of its members, managers or employees, any securities other than shares of any Portfolio of the Fund.

6.	Purchase or retain the securities of any issuer if those officers and directors of the Fund or members of its investment adviser owning individually more than 1/2% of a class of securities of such issuer together own more than 5% of such securities of such issuer.

7.	Retain a custodian for its assets which shall be other than a bank or trust company having at least $2,000,000 in aggregate capital, surplus and undivided profits and, upon the resignation or inability to serve as the custodian, the Fund shall use its best efforts to obtain and transfer its assets to a similarly qualified custodian or submit to its stockholders the question whether to function without such a custodian.

8.	Invest more than 5% of the value of the total assets of a Portfolio in securities of companies which together with predecessors have a record of less than three years’ continuous operation.

9.	Pledge, mortgage or hypothecate assets of any Portfolio having a market value greater than 15% of the value of that Portfolio’s gross assets (taken at cost), except to secure permitted borrowings of that Portfolio.

10.	Use as security for borrowings of any Portfolio more than 35% of value of that Portfolio’s assets.

         Each Portfolio’s fundamental investment policies and limitations cannot be changed without approval by a “majority of the outstanding voting securities” of the Portfolio. A majority of the outstanding voting securities of a Portfolio is defined under the 1940 Act as the lesser of: (i) 67% or more of the Portfolio’s shares present at a meeting if more than 50% of the outstanding shares of the Portfolio are present and represented by proxy; or (ii) more than 50% of the outstanding shares of the Portfolio. In addition to those fundamental policies described in the Prospectus, the following investment limitations are fundamental and cannot be changed without such shareholder approval:

1.	Subject to the policy regarding a wholly owned broker-dealer subsidiary, the Fund will not act as a securities underwriter of other issuers except to the extent that acting as such may be necessary to dispose of securities acquired by the Fund. (However, in connection with the disposition of “restricted securities” and securities for which there is no readily available market quotation, the Fund may be deemed to be an underwriter under certain federal securities laws.)

2.	The Fund will not lend its assets to its officers, directors, investment adviser or affiliates of its investment adviser, nor shall such persons take long or short positions in shares of the Fund (which prohibition shall not prevent them from acquiring such shares for investment purposes at the current net asset value).

3.	No Portfolio will concentrate its investments in any particular industry or group of industries (i.e., no more than 25% of the value of any Portfolio’s assets, other than securities issued by the United States government or an agency or instrumentality thereof, will be invested in any one industry).

4.	No Portfolio will invest in the stock of any issuer, other than the United States government or an agency or instrumentality thereof, if immediately thereafter more than 5% of that Portfolio’s total assets (taken at market value) would be invested therein. For this purpose, options on the stock of any corporation will be deemed to be securities issued by that corporation.

5.	Subject to the policy regarding a wholly owned broker-dealer subsidiary, neither the Permanent Portfolio nor the Aggressive Growth Portfolio will invest in the stock of any issuer, other than the United States government or an agency or instrumentality thereof, if immediately thereafter more than 10% of the outstanding voting stock of such issuer would be held by the respective Portfolio.

6.	Neither the Treasury Bill Portfolio nor the Versatile Bond Portfolio will invest in the stock of any issuer, other than the United States government or an agency or instrumentality thereof, if immediately thereafter more than 10% of the outstanding voting stock of such issuer would be held by the respective Portfolio.

7.	The Permanent Portfolio will not borrow money, issue senior securities, purchase or sell real estate (including real estate limited partnerships) or commodities or oil, gas or other mineral leases, or make loans to other persons, except as follows: the amount of money the Permanent Portfolio may borrow will be limited by the 1940 Act so that immediately after such borrowing, the amount borrowed may not exceed 33 1/3% of the value of the Permanent Portfolio’s assets (including the amount borrowed), less its liabilities (not including any borrowings but including the fair market value at the time of computation of any securities with respect to which there are open short positions). In observing these limits, the Permanent Portfolio will count the proceeds of reverse repurchase agreements as borrowed money.

8.	Neither the Treasury Bill Portfolio, the Versatile Bond Portfolio nor the Aggressive Growth Portfolio will borrow money, issue senior securities, purchase or sell real estate (including limited partnership interests) or commodities or oil, gas or other mineral leases, make loans or lend its assets to other persons, hold more than 5% of its net assets in investments which are not readily marketable, engage in short sales or write put options or uncovered call options (other than as noted above), except as follows: the amount of money any such Portfolio may borrow will be limited by the 1940 Act so that immediately after such borrowing the amount borrowed may not exceed 33 1/3% of the value of the respective Portfolio’s assets (including the amount borrowed), less its liabilities (not including any borrowings but including the fair market value at the time of computation of any securities with respect to which there are open short positions).

9.	Notwithstanding any other policy of the Permanent Portfolio, the Fund may form a wholly-owned subsidiary to be owned by the Permanent Portfolio for the purpose of engaging in broker-dealer activities. The total amount of the Permanent Portfolio’s capital contributions to such subsidiary shall be limited to an amount not to exceed, in the aggregate, 1% of the net assets of the Permanent Portfolio as of the time that any capital contribution is made. The Permanent Portfolio shall not make any capital contribution to such subsidiary that would increase the then current value of the Permanent Portfolio’s investment in the subsidiary to an amount in excess of 1% of the then net assets of the Permanent Portfolio.

ORGANIZATION AND MANAGEMENT

Fund History

        The Fund is an open-end management investment company. The Fund was incorporated under the laws of Maryland on December 14, 1981, under the name “Permanent Portfolio Fund, Inc.” and changed its name to “Permanent Portfolio Family of Funds, Inc.” on August 10, 1988. The Fund was originally organized with a single Portfolio that commenced operations as an investment company on October 15, 1982. That Portfolio continues and is now called the “Permanent Portfolio.”  The Treasury Bill Portfolio commenced operations on May 26, 1987, the Aggressive Growth Portfolio commenced operations on January 2, 1990 and the Versatile Bond Portfolio commenced operations on September 27, 1991. The Fund may offer additional portfolios from time to time.

Investment Adviser

        The Fund retains Pacific Heights as its investment adviser. Pacific Heights is a limited liability company organized in October 2002 under the laws of the State of California and was registered as an investment adviser on January 3, 2003. Its manager and sole member is Michael J. Cuggino, who is also its President and Chief Executive Officer. Pacific Heights’ offices are located at 600 Montgomery Street, 27th Floor, San Francisco, California 94111. Mr. Cuggino also serves as President, Secretary and a director of the Fund. See “Board of Directors.”

         The services Pacific Heights provides to the Fund and the compensation it receives are defined in an investment advisory contract by and between the Fund and Pacific Heights, dated November 24, 2002 (“Contract”). Under the Contract, Pacific Heights bears all operating expenses of the Portfolios, except the following: (a) fees payable to Pacific Heights for its services under the Contract; (b) all fees, costs, expenses and allowances payable to any person, firm or corporation in relation to the Fund’s investments, including interest on borrowings; (c) all taxes of any kind payable by the Fund; (d) all brokerage commissions and charges in the purchase and sale of the Fund’s assets; (e) all salaries, fees and expenses of directors and officers of the Fund; and (f) all extraordinary fees, costs and expenses of the Fund, including any fees, costs and expenses associated with litigation, governmental investigations or administrative proceedings, including the costs of any settlements.

        The investment advisory fee payable to Pacific Heights under the Contract is calculated separately for each Portfolio of the Fund, for each calendar year at the following annual rates of total average daily net assets, computed for each day of each such year on the basis of net assets as of the close of business on the next preceding “full business day,” as defined in the Contract:

a)	1 and 3/16ths of 1% (1.1875%) of the first $200 million of the Portfolio’s average daily net assets;

b)	7/8ths of 1% (.8750%) of the next $200 million of the Portfolio’s average daily net assets;

c)	13/16ths of 1% (.8125%) of the next $200 million of the Portfolio’s average daily net assets; and

d)	3/4ths of 1% (.7500%) of all of the Portfolio’s average daily net assets in excess of $600 million.

        Pacific Heights received the following investment advisory fees from each of the Fund’s Portfolios for the years ended January 31, 2009, 2008 and 2007, respectively, under the Contract:

	Year Ended	Year Ended	Year Ended
	January 31, 2009	January 31, 2008	January 31, 2007

Permanent Portfolio	$24,509,872	$9,674,173	$5,615,303

Treasury Bill Portfolio(1)	428,808	318,085	335,236

Versatile Bond Portfolio(2)	93,492	91,561	101,716

Aggressive Growth Portfolio	259,827	356,359	437,456

(1) Net of investment advisory fees waived of $311,860, $231,335 and $243,806 for the years ended January 31, 2009, 2008 and 2007, respectively.
(2) Net of investment advisory fees waived of $43,150, $42,259 and $46,946 for the years ended January 31, 2009, 2008 and 2007, respectively.

        During the years ended January 31, 2009, 2008 and 2007, Pacific Heights voluntarily agreed to waive portions of the investment advisory fee allocable to the Treasury Bill Portfolio and Versatile Bond Portfolio to the extent that either Portfolio’s total investment advisory fee otherwise would exceed an annual rate of 11/16ths of 1% (.6875%), in the case of the Treasury Bill Portfolio, or 13/16ths of 1% (.8125%), in the case of the Versatile Bond Portfolio, of the respective Portfolio’s average daily net assets. Pacific Heights may continue such voluntary waiver of fees, although it is not required to do so, and reserves the right to revoke, reduce or change the waiver prospectively upon five days written notice to the Fund.

        The Contract also provides that Pacific Heights shall not be liable to the Fund or to any shareholder for anything done or omitted by it, including losses sustained by the Fund in the purchase, holding or sale of any Fund investment, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by the Contract.

        The Contract continues in force from year to year with respect to a Portfolio, provided that the renewal of the Contract has been specifically approved annually by the vote of a majority of the outstanding voting securities of the Portfolio, or by the Fund’s Board of Directors. In addition, to continue in force, the Contract must be approved annually by a majority of the Fund’s directors who are not parties to the Contract or “interested persons” of such parties as that term is defined in the 1940 Act, voting in person at a meeting called for the purpose of considering continuation of the Contract. The Contract was most recently approved by the Fund’s Board of Directors, including a majority of the Fund’s directors who are not interested persons of the Fund (“Independent Directors”), on December 5, 2008. The Contract was most recently approved by a majority of the outstanding voting securities of each Portfolio on May 1, 2003.

        The Contract may be terminated by either party without penalty on sixty days’ written notice to the other party. Such termination may be effected on behalf of the Fund by its Board of Directors, or by a vote of a majority of its outstanding voting securities, or on behalf of a Portfolio of the Fund by a vote of a majority of the outstanding voting securities of that Portfolio. Assignment of the Contract to another party automatically terminates it.

        Additional information regarding the Contract is set forth in the Prospectus under “Management – Investment Adviser,” and a discussion regarding the Board of Director’s basis for approving the Contract is available in the Fund’s Annual Report to Shareholders for the year ended January 31, 2009.

Portfolio Manager

        Mr. Cuggino is the portfolio manager for each of the Fund’s Portfolios. Mr. Cuggino also currently serves as President, Secretary and a director of the Fund and is compensated by the Fund for service in such capacities pursuant to the Contract. For additional information on Mr. Cuggino’s compensation as an officer and director of the Fund, see “Compensation” below.

        Pacific Heights, of which Mr. Cuggino is the manager and sole member (also its President and Chief Executive Officer), compensates Mr. Cuggino for service as the portfolio manager for each of the Fund’s Portfolios. Mr. Cuggino’s compensation from Pacific Heights is in the form of a share of Pacific Heights’ total profits. Mr. Cuggino’s compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust for other factors used to determine compensation. Such factors include taking into consideration Pacific Heights’ profitability and such other factors as Pacific Heights may deem relevant under the circumstances. Mr. Cuggino’s compensation is not based directly on the performance of any of the Fund’s Portfolios or their levels of net assets. Actual or apparent conflicts of interest may arise because Mr. Cuggino has day-to-day management responsibilities with respect to each of the Fund’s Portfolios and certain personal accounts. The management of the Fund’s Portfolios and these other accounts may result in Mr. Cuggino devoting unequal time and attention to the management of the Fund’s Portfolios and these other accounts. If Mr. Cuggino identifies a limited investment opportunity which may be suitable for more than one Portfolio or other account, a Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Portfolios and other accounts. (To deal with this situation, Pacific Heights has adopted procedures for allocating portfolio transactions across multiple accounts.)

        Mr. Cuggino is subject to the Fund’s and Pacific Heights’ Amended and Restated Code of Ethics, discussed in this SAI under “Code of Ethics,” which seeks to address potential conflicts of interest that may arise in connection with Mr. Cuggino’s management of any personal accounts. There is no guarantee, however, that such procedures will detect each situation in which a potential conflict may arise.

        The following table provides information relating to accounts managed by Mr. Cuggino as of April 30, 2009:

	Registered Investment	Other Pooled
	Companies	Investment Vehicles	Other Accounts

Number of Accounts Managed	1	0	1

Number of Accounts Managed with
Performance-Based Advisory Fees	0	0	0

Assets Managed	$ 3,541,349,839	$ 0	$ 580,752

Assets Managed with
Performance-Based Advisory Fees	$ 0	$ 0	$ 0

        As of April 30, 2009, Mr. Cuggino owned shares in each of the Fund’s Portfolios through his ownership of Pacific Heights. Such holdings are included among the assets managed of “Registered Investment Companies” but are not included among “Other Accounts” in the preceding table.  See “Share Ownership of Directors and Officers” in this SAI. Also as of that date, Mr. Cuggino’s immediate family members beneficially owned no shares of the Fund.

Portfolio Holdings Disclosure

        The Fund has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding portfolio investments held by the Fund’s Portfolios. The policies and procedures are intended to prevent unauthorized disclosure of Fund portfolio holdings information and have been approved by the Fund’s Board of Directors. The policies permit disclosure of non-public portfolio holdings to selected parties only when consistent with the Fund’s legitimate business purposes and when in the best interests of its shareholders, and upon assurances of confidentiality including a duty to use such information only for agreed upon purposes. The Investment Adviser will seek to monitor a recipient’s use of non-public portfolio holdings information provided under these agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. Such parties include the Fund’s service providers (e.g., the Fund’s investment adviser, custodian, fund accountants and independent accountants), who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty to not trade on the non-public information, as well as several rating and ranking organizations on the condition that such information will be used only in connection with developing a rating, ranking or research product for the Fund. The Investment Adviser and fund accountants have access to the Fund’s complete portfolio holdings on a daily basis. The Fund’s custodian receives confirmation of portfolio activity within one business day of a trade. The Fund provides its independent accountants complete year-end portfolio holdings within one business day of the Fund’s year-end. The Fund provides its complete month-end portfolio holdings to Morningstar, Bloomberg and Thomson Reuters (Lipper, Vestek and Thomson Financial) within fifteen days of month-end.

        The Investment Adviser may, for legitimate business purposes and when in the best interests of the Fund’s shareholders, within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) or “interest lists” to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with or through such broker-dealers subject to such broker-dealer’s duty of confidentiality and duty not to trade on the information.

        The Fund’s policy provides a process for approving the addition of a new service provider or rating, ranking and research organization as an authorized recipient of the Fund’s non-public portfolio holdings. The Fund’s President may determine to add a recipient under the policy only if he or she first determines that the standards under the Fund’s policy have been met prior to such disclosure. The Fund’s President will report to the Fund’s Board of Directors quarterly regarding any other approved recipient of non-public portfolio holdings information under its policies.

        If the disclosure of non-public portfolio holdings presents a conflict of interest between the Fund’s shareholders and the Fund’s service providers, which the Fund does not anticipate, the Fund will act in the best interests of its shareholders.

        It is a violation of the Amended and Restated Code of Ethics of the Fund and the Investment Adviser for any covered person to release non-public information concerning the Fund’s portfolio holdings to any party other than as described above.

        The Fund generally discloses the “top ten” portfolio holdings of each of its Portfolios on a quarterly basis within approximately twenty days after the end of each calendar quarter on its website at http://www.permanentportfoliofunds.com.

        Disclosure of each Portfolio’s complete portfolio holdings is required to be made within sixty days of the end of each fiscal quarter: (i) in the Annual Report and Semi-Annual Report to shareholders; and (ii) in the quarterly holdings reports filed on Form N-Q. These reports are available, free of charge, on the SEC’s Electronic Data Gathering and Retrieval (“EDGAR”) database on its website at http://www.sec.gov.

        In no event does the Fund or the Investment Adviser receive any direct or indirect compensation or other consideration from any third party in connection with the disclosure of information concerning the Fund’s portfolio holdings.  The Fund’s Chief Compliance Officer will report any material violations of these policies to the Fund’s Board of Directors at its next regularly scheduled meeting.

Board of Directors

        The business and affairs of the Fund are managed under the supervision of its Board of Directors which exercises all powers of the Corporation granted under Maryland law. The Fund’s Board of Directors held seven meetings during the year ended January 31, 2009. Each director attended at least 75% of such meetings and of meetings of the committees on which he served during the periods that he served. The Independent Directors held seven meetings during the same period. The table on page 17 provides information on the Fund’s directors and officers.

Standing Committees of the Board of Directors

        There are four standing committees of the Fund’s Board of Directors, the responsibilities and activities of which are each governed by their own committee charters adopted by the Board. The Audit Committee (chaired by Mr. Bergland and composed of Messrs. Bergland, Butler and Doebke) oversees the annual audit of the Fund by its independent registered public accounting firm and is responsible for the areas of audit coverage, the Fund’s financial statements and their presentation, internal controls and income and excise tax issues. The Compensation Committee (chaired by Mr. Bergland and composed of Messrs. Bergland, Butler and Doebke) is responsible for the establishment, review and oversight of the compensation levels of the Fund’s directors and officers. The Legal Affairs Committee (chaired by Mr. Bergland and composed of Messrs. Bergland, Butler and Doebke) oversees the legal affairs of the Fund and communications with counsel to the Independent Directors and the Fund. The Nominating Committee (chaired by Mr. Bergland and composed of Messrs. Bergland, Butler and Doebke) considers and makes nominations as necessary of director candidates to fill such vacancies. It does not consider nominees recommended by shareholders.   During the Fund’s last fiscal year, the Audit Committee held two meetings. The Legal Affairs Committee, the Nominating Committee and the Compensation Committee held no meetings over the same period.

DIRECTORS AND OFFICERS (1)(4)

Name	Address(1)	Age	Term of Office & Length of Time Served (1)	Current Position with the Fund, Principal Occupations During Past Five Years and Directorships of Public Companies

Independent Directors (2)

David P. Bergland	Kennewick, WA	73	1992	Independent Director. Member of the State Bar of California, formerly a sole practitioner specializing in business litigation in Costa Mesa, California, now retired from the active practice of law. Mr. Bergland is also a writer, lecturer, publisher and a former Adjunct Professor of Law at Western State University College of Law in Irvine, California. Mr. Bergland has served as a director of the Fund since 1992 and oversees all four of the Fund’s Portfolios.

Hugh A. Butler	Chautauqua, NY	56	1996	Independent Director. Now retired, Mr. Butler was formerly Executive Vice President from 2004 through 2006 of the Credit Union Services Division of Fidelity National Information Services, Inc. (formerly Fidelity Information Systems), a publicly-traded provider of software, outsourcing and information technology consulting for the financial services and mortgage industries, majority-owned by Fidelity National, Inc. Previously, Mr. Butler was Chief Executive Officer and Founder of Computer Consultants Corporation, an information systems consulting firm to financial institutions, in Salt Lake City, Utah. Mr. Butler has served as a director of the Fund since 1996 and oversees all four of the Fund’s Portfolios.

Roger Doebke	Carlsbad, CA	69	2004	Independent Director. President, Simplex Realty Services, Inc., a commercial real estate acquisition, development and property management firm located in Orange County, California since 1993. Mr. Doebke has served as a director of the Fund since 2004 and oversees all four of the Fund’s Portfolios.

Interested Directors & Officers (3)

Michael J. Cuggino	San Francisco, CA	46	1998 (Director) 2003 (President) 2006 (Secretary)	Chairman of the Board, President, Secretary & Director. A Certified Public Accountant, Mr. Cuggino has served as Chairman of the Board and President of the Fund since 2003, as Treasurer of the Fund from 1993 through 2007, as Secretary of the Fund since 2006 and as a director of the Fund since 1998. He is the manager and sole member (also its President and Chief Executive Officer) of the Fund’s investment adviser. Mr. Cuggino oversees all four of the Fund’s Portfolios.

James H. Andrews	Corte Madera, CA	54	2006	Treasurer. Mr. Andrews has served as Treasurer of the Fund since 2007 and previously served as Assistant Treasurer of the Fund from 2006 to 2007. He has also served as Director of Finance of the Fund’s investment adviser since 2006. Previously, Mr. Andrews was employed in various financial, investment and operational capacities at Blum Capital Partners L.P., an investment management firm located in San Francisco, California from 1994 through 2005.

Andrew B. Rogers	Hauppauge, NY	40	2005	Chief Compliance Officer. Mr. Rogers has served as Chief Compliance Officer of the Fund and the Fund’s investment adviser since 2005. Mr. Rogers is the manager of Fund Compliance Services, LLC, a provider of compliance and other related services to the mutual fund industry. He has also served as President of Gemini Fund Services, LLC since 2006 and as President of GemCom, LLC since 2004. From 2001 through 2005, Mr. Rogers served as Senior Vice President & Director of Administration of Gemini Fund Services, LLC.

(1)	The address for each officer and director is c/o 600 Montgomery Street, 27th Floor, San Francisco, California 94111. A director serves until removal, resignation, death or until his or her respective successor is elected. The Fund’s officers are elected annually by the Fund’s Board of Directors and each officer serves until removal, resignation, death or until his or her respective successor is elected.
(2)	Not considered to be “interested persons” within the meaning of the 1940 Act.
(3)	Considered to be an “interested person” within the meaning of the 1940 Act. Messrs. Cuggino, Andrews and Rogers are deemed to be interested persons because of their association with the Fund’s investment adviser.
(4)	No director or officer has any family relationship with another.

Compensation

        Under the Contract, the Fund has the obligation to pay the salaries, fees and expenses of all of the officers and directors of the Fund. The Fund currently compensates its President at a rate of $72,000 per annum and its Secretary and Treasurer at a rate of $48,000 per annum. Mr. Cuggino, as the Fund’s President and Secretary, and Mr Andrews, as the Fund’s Treasurer, are compensated for serving as such at the current rate for each office.

        Mr. Bergland, who functions as the Fund’s lead Independent Director, receives a quarterly fee of $5,250 and the other Independent Directors each receives a quarterly fee of $4,000, plus $1,500 and out-of-pocket expenses (including those of their spouses) for each meeting of Directors, Independent Directors, or Committee attended.  Mr. Cuggino’s compensation is $2,250 per quarter and $1,350 per meeting attended.

        On March 9, 1998, the Fund’s Board of Directors adopted the Permanent Portfolio Family of Funds, Inc. Long Term Disability Plan (“Plan”). The Plan provides for payment by the Fund to any qualified officer of the Fund who is totally disabled (a “Participant”), as defined by the Plan, a disability benefit equal to 50% of the Participant’s salary as an officer as of the time the disability is determined, subject to cost-of-living adjustments, for a period not to exceed five years. The Plan is renewable annually and may be terminated by the Fund’s Board of Directors at any time prior to each annual renewal. The Plan was most recently renewed by the Fund’s Board of Directors on December 4, 2008.

        The Fund’s directors and officers are neither entitled to, nor do they receive, any pension or retirement benefits from the Fund.

        The table below sets forth information on compensation paid by the Fund to each officer and director for services in such capacities during the year ended January 31, 2009.

COMPENSATION TABLE

(1) Name of Person, Position	(2) Aggregate Compensation from Fund	(3) Pension or Retirement Benefits Accrued as Part of Fund Expenses	(4) Estimated Annual Benefits upon Retirement	(5) Total Compensation from Fund/Fund Complex Paid to Directors and Officers

Independent Directors

David P. Bergland, Lead Independent Director	$45,000	$ 0	$ 0	$45,000

Hugh A. Butler, Independent Director	40,000	0	0	40,000

Roger Doebke, Independent Director	40,000	0	0	40,000

Interested Directors & Officers

Michael J. Cuggino, President, Secretary & Director	115,800	0	0	115,800

James H. Andrews, Treasurer	48,000	0	0	48,000

Andrew B. Rogers, Chief Compliance Officer	45,000	0	0	45,000

Share Ownership of Directors and Officers

     As of April 30, 2009, the directors and officers of the Fund as a group owned less than 1% of the outstanding common stock of the Fund as a whole and of the Fund’s Permanent Portfolio and Treasury Bill Portfolio. The directors and officers of the Fund as a group owned 1.66% and 2.40% of the Fund’s Versatile Bond Portfolio and Aggressive Growth Portfolio, respectively.  Also as of that date, no Independent Director or member of their immediate families owned beneficially or of record any securities of, or had any direct or indirect material interest in: (i) Pacific Heights; (ii) Quasar Distributors, LLC; or (iii) any person controlling, controlled by or under common control with such persons. As of April 30, 2009, the Fund’s directors and officers owned shares in the Fund’s Portfolios as listed in the following table:

Name	Dollar Range of Equity Securities in the Portfolio(1)	Dollar Range of Equity Securities in the Fund(1)

Permanent Portfolio:
David P. Bergland	Over $ 100,000	Over $ 100,000
Hugh A. Butler	Over $ 100,000	Over $ 100,000
Roger Doebke	$ 50,001-$ 100,000	$ 50,001-$ 100,000
Michael J. Cuggino (2)(3)	Over $ 100,000	Over $ 100,000
James H. Andrews (3)	Over $ 100,000	Over $ 100,000
Pacific Heights Asset Management, LLC Profit Sharing/401(k) Plan (4)	$ 10,001-$ 50,000	$ 50,001-$ 100,000

Treasury Bill Portfolio:
Michael J. Cuggino (2)(3)	Over $ 100,000	Over $ 100,000
James H. Andrews (3)	$ 1-$ 10,000	Over $ 100,000
Pacific Heights Asset Management, LLC Profit Sharing/401(k) Plan (4)	$ 1-$ 10,000	$ 50,001-$ 100,000

Versatile Bond Portfolio:
Michael J. Cuggino (2)(3)	Over $ 100,000	Over $ 100,000
James H. Andrews (3)	$ 1-$ 10,000	Over $ 100,000
Pacific Heights Asset Management, LLC Profit Sharing/401(k) Plan (4)	$ 1-$ 10,000	$ 50,001-$ 100,000

Aggressive Growth Portfolio:
David P. Bergland	$ 10,001-$ 50,000	Over $ 100,000
Hugh A. Butler	$ 50,001-$ 100,000	Over $ 100,000
Roger Doebke	$ 10,001-$ 50,000	$ 50,001-$ 100,000
Michael J. Cuggino (2)(3)	Over $ 100,000	Over $ 100,000
Pacific Heights Asset Management, LLC Profit Sharing/401(k) Plan (4)	$ 10,001-$ 50,000	$ 50,001-$ 100,000

(1)	Valuation as of April 30, 2009.
(2)	Includes ownership through Mr. Cuggino’s ownership of Pacific Heights.
(3)	Excludes ownership through participation in the Pacific Heights Asset Management, LLC Profit Sharing/401(k) Plan.
(4)	Messrs. Cuggino and Andrews are trustees of and participants in the Pacific Heights Asset Management, LLC Profit Sharing/401(k) Plan.

17

Code of Ethics

        The Fund and the Investment Adviser have adopted an Amended and Restated Code of Ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which permit personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics is on public file with, and is available from, the SEC.

Proxy Voting Policies

         The Fund and the Investment Adviser have adopted proxy voting policies and procedures to use in determining how to vote proxies relating to Portfolio securities. Such policies and procedures include procedures used by the Fund when a vote presents a conflict between the interests of the Fund’s shareholders and the Fund’s investment adviser. Attached to this SAI as Appendix A and Appendix B, respectively, are the Fund’s and the Investment Adviser’s proxy voting policies and procedures.

        Information regarding how each of the Fund’s Portfolios voted its proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2008 is available, without charge and upon request, by writing or calling the Fund’s Shareholder Services Office toll free at (800) 531-5142, and on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2009 will be available no later than August 31, 2009 and will be accessible in the same manner.

Share Ownership

        As of April 30, 2009, the following persons are known by the Fund’s Board of Directors to own beneficially or to hold of record 5% or more of the outstanding common stock of any of the Fund’s Portfolios as of that date:

Percent of Shares
Shareholder Name and Address (1)	Owned of Record

Permanent Portfolio:
Charles Schwab & Co., Inc.
San Francisco, California	37.35%

National Financial Services, LLC
Boston, Massachusetts	24.82%

Pershing, LLC
Jersey City, New Jersey	11.11%

TD Ameritrade Clearing, Inc.
Omaha, Nebraska	6.08%

Treasury Bill Portfolio:
Charles Schwab & Co., Inc.	26.93%
San Francisco, California

TD Ameritrade Clearing, Inc.
Omaha, Nebraska	8.29%

National Financial Services, LLC
Boston, Massachusetts	8.06%

Pershing, LLC
Jersey City, New Jersey	6.10%

Versatile Bond Portfolio:
Charles Schwab & Co., Inc.
San Francisco, California	26.33%

Grosvenor Trust Company, LTD
Hamilton, Bermuda	19.25%

Pershing, LLC
Jersey City, New Jersey	12.89%

Aggressive Growth Portfolio:
Charles Schwab & Co., Inc.
San Francisco, California	15.24%

National Financial Services, LLC
Boston, Massachusetts	5.73%

(1)	The address for each holder is c/o 600 Montgomery Street, 27th Floor, San Francisco, California 94111.

TAXES

General

        To continue to qualify for treatment as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (“Code”)(“RIC”), a Portfolio – each of which is treated as a separate corporation for federal tax purposes – must satisfy certain specific requirements, including the following:

        (i) The Portfolio must distribute to its shareholders for each taxable year at least 90% of its “investment company taxable income” (“Distribution Requirement”). That income generally consists of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid;

        (ii) At least 90% of the Portfolio’s gross income each taxable year must be derived from investment-type income – specifically: (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) the Portfolio derives with respect to its business of investing in securities or those currencies; and (b) net income from an interest in a “qualified publicly traded partnership” (“Income Requirement”); and

        (iii) The Portfolio’s investments must satisfy certain diversification requirements at the close of each quarter of its taxable year.

        For any taxable year during which a Portfolio so qualifies, it will not be liable for federal income tax on its: (i) investment company taxable income; or (ii) net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), reduced by any capital loss carryovers from prior taxable years, that it distributes to its shareholders.

         If a Portfolio failed to qualify for treatment as a RIC for any taxable year, then for federal tax purposes: (i) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders; and (ii) the Portfolio’s shareholders would treat all those distributions, including distributions of net capital gain, as dividends (taxable as ordinary income, except the part thereof that is “qualified dividend income,” which is taxable for individual shareholders at the rate for net capital gain – a maximum of 15% through 2010) to the extent of the Portfolio’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial tax and interest, and make substantial distributions before requalifying for RIC treatment.

         A Portfolio will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. A Portfolio will be treated as having distributed any amount on which it is subject to federal income tax for any taxable year. For purposes of calculating the Excise Tax, a Portfolio: (i) must reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (ii) must exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary income for that year. A Portfolio will include foreign currency gains and losses incurred after October 31 in determining ordinary income for the succeeding calendar year. As mentioned in the Prospectus, each Portfolio has incurred and will likely continue to incur some liability for the Excise Tax.

Taxation of Shareholders

         Any dividend a Portfolio pays has the effect of reducing its net asset value. Therefore, a dividend paid shortly after a shareholder invests in a Portfolio would represent, in substance, a return of capital to the shareholder. Nevertheless, the distribution would be subject to federal income tax, as discussed here and in the Prospectus.

        A redemption of Portfolio shares (including a redemption under a Systematic Withdrawal Plan, as described in the Prospectus) is a taxable event for the redeeming shareholder. Any gain or loss realized on a redemption by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held more than one year and otherwise as a short-term capital gain or loss. However, any loss realized on a redemption of shares a shareholder held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions the shareholder receives on those shares.

        As described below under “Redemption of Shares – In-Kind Redemptions,” the Permanent Portfolio may redeem its shares in kind in certain circumstances. The tax consequences to an individual (i.e., noncorporate) shareholder of an in-kind redemption are similar to the consequences of a redemption for cash. A shareholder will recognize a capital gain (or loss) equal to the market value of the assets he or she receives minus the cost basis in the shares being redeemed. (The Fund will inform a shareholder as to its determination of the market value of any assets distributed to him or her.) A shareholder’s cost basis in the distributed assets will equal their market value at the time of the redemption. The federal income tax consequences of an in-kind redemption to a corporate shareholder are complex, and corporations considering investing in the Permanent Portfolio should consult their tax advisers in this regard.  The Permanent Portfolio expects to be able to satisfy a Code provision that will enable it to distribute assets pursuant to an in-kind redemption without recognizing capital gain or loss.

        If a shareholder fails to certify on his or her Shareholder Account Application that the social security or other taxpayer identification number provided is correct and that he or she is not subject to backup withholding for previous underreporting to the Internal Revenue Service, the Fund must impose backup withholding, as discussed in the Prospectus.

Taxation of the Portfolios

         The Permanent Portfolio and the Aggressive Growth Portfolio. These Portfolios may use hedging strategies such as writing (selling) and purchasing options and futures contracts, and the Permanent Portfolio may also enter into forward contracts. These activities involve complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward contracts a Portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement. The Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records when a Portfolio acquires any foreign currency, option, futures contract, forward contract or hedged investment to mitigate the effect of these rules, prevent the Portfolio’s disqualification as a RIC and minimize the imposition of federal income tax and the Excise Tax.

         Some futures contracts, foreign currency contracts and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which a Portfolio may invest may be subject to section 1256 of the Code (collectively, “section 1256 contracts”). Any section 1256 contracts a Portfolio holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Portfolio must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Portfolio recognizes, without in either case increasing the cash available to it. A Portfolio may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Portfolio clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also are marked-to-market for purposes of the Excise Tax.

        Offsetting positions a Portfolio enters into or holds in any actively traded security, option, futures or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of a Portfolio’s gains and losses with respect to positions of the straddle by requiring, among other things, that: (i) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of; (ii) the Portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain); and (iii) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to each Portfolio, which may mitigate the effects of the straddle rules, particularly with respect to a mixed straddle.

         If a call option written (sold) by a Portfolio lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Portfolio enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If a written call option is exercised and a Portfolio thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine its gain or loss on the sale. If a call option purchased by a Portfolio lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Portfolio exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

         If a Portfolio has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Portfolio will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Portfolio or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Portfolio transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within thirty days after the end of that year and the Portfolio holds the appreciated financial position unhedged for sixty days after that closing (i.e., at no time during that sixty-day period is the Portfolio’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

         The Permanent Portfolio. Under Code section 988, gains or losses: (i) from the disposition of foreign currencies, including forward contracts; (ii) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies; (iii) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security; and (iv) that are attributable to exchange rate fluctuations between the time the Portfolio accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally, will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Portfolio’s section 988 losses exceed other investment company taxable income during a taxable year, it would not be able to distribute any dividends. Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio will do so from time to time, incurring the costs of currency conversion.

         The Portfolio may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (i) at least 75% of its gross income for the taxable year is passive; or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Portfolio will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Portfolio distributions thereof will not be eligible for the 15% maximum federal income tax rate on “qualified dividend income” described in the Prospectus.

         If the Portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Portfolio would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the Portfolio likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the QEF did not distribute those earnings and gain to the Portfolio. In most instances, it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

         The Portfolio may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolio also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Portfolio included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Portfolio’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

        Investors should be aware that the Portfolio may not be able to ascertain whether a foreign corporation is a PFIC when it acquires the corporation’s shares and that a foreign corporation may become a PFIC after the Portfolio acquires shares therein. While the Portfolio generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and it reserves the right to make such investments as a matter of its investment policy.

        Dividends and interest the Portfolio receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes foreign countries and U.S. possessions impose that would reduce the yield and/or total return on its investments, although the Investment Adviser anticipates that the amount of any such tax will not be significant. Furthermore, tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The Portfolio does not expect to be able to pass through any foreign tax credits or deductions to its U.S. shareholders.

COMPUTATION OF NET ASSET VALUE

        The net asset values of the shares of each Portfolio are computed at the close of business of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) every day that the Exchange is open for business or any earlier Exchange closing time that day (“business day”). The Exchange is generally open for trading every Monday through Friday, but is closed for trading on certain customary national business holidays consisting of New Year’s Day, Martin Luther King, Jr.’s Birthday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because the Permanent Portfolio may invest in securities that are principally traded on foreign exchanges which may be open for trading on days other than the Fund’s business days, the net asset values of the Permanent Portfolio’s shares may be significantly affected on days when investors have no access to the Fund. All awaiting and accepted requests for purchases and redemptions of Fund shares are executed, at a price equal to net asset value per share, immediately following the computation. See “Purchase of Shares” and “Redemption of Shares.”

        Net asset value per share of a Portfolio is computed by adding the current value of all the Portfolio’s assets, subtracting the amount of its liabilities (including proper accruals of expense items), dividing the result by the total number of outstanding shares of the Portfolio, and rounding up or down to the nearest cent per share. The current value of Fund assets is determined as follows: assets that are traded on one or more public exchanges (including stock options) will be valued at their last quoted sales price of the day on the exchange or system on which they are principally traded. Equity securities traded on the Nasdaq National Market System are valued at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq, usually as of 4:00 p.m. Eastern Time each business day unless that price is outside the range of the “inside” bid and asked price, in which case Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. If there is no trading in an investment on a business day, the investment will be valued at the mean between its bid and asked prices on the exchange or system on which the security is principally traded. Assets that are traded over-the-counter will be valued at the mean between their bid and ask prices. Short- and long-term debt securities, including U.S. government securities, listed corporate bonds, other fixed income securities and unlisted securities, are generally valued at the latest price furnished by an independent pricing service. The Fund will value gold and silver each business day at the closing spot price on the New York Commodity Exchange, a regulated U.S. commodity futures exchange. Deposits of Swiss francs will be valued each business day at the 4 p.m. (Eastern Time) price (converted into U.S. dollars) quoted by Reuters. Swiss government bonds will be valued each business day at the closing price in Zurich, Switzerland, converted into U.S. dollars at the 4 p.m. (Eastern Time) Swiss franc rate quoted by Reuters. All other assets (including restricted securities and forward contracts with banks or brokers) or investments for which bona fide market quotations are not readily available, or investments for which the Investment Adviser determines that a quotation or a price for such an investment provided by a dealer or an independent pricing service is inaccurate, will be valued at fair value pursuant to policies approved by the Fund’s Board of Directors. Also, the Fund may rely upon bona fide quotations obtained from sources other than those referred to above when doing so would, in the opinion of the Board of Directors, better serve the fair and accurate valuation of the Fund’s assets. In the event of an extraordinary occurrence or emergency which would affect the value of Fund assets traded on a foreign exchange, and which the Fund learns of prior to 4:00 p.m. Eastern Time, those assets will be valued at fair value as determined in good faith pursuant to policies approved by the Board of Directors.

PURCHASE OF SHARES

        Shares in each of the Fund’s Portfolios are offered for sale continuously by the Fund. Investors who purchase such shares directly from the Fund pay no commissions or sales charges. The minimum initial investment in any Portfolio is $1,000. Shareholders may make additional investments at any time in minimum amounts of $100 per Portfolio. All requests for purchases of shares accompanied by payment therefore are effected at a price equal to the net asset value per share, as described under “Computation of Net Asset Value,” next computed after receipt of the properly completed request by the Fund’s transfer agent. Please see “Purchase of Shares” in the Prospectus for further information.

        If a shareholder sends money to the Fund without clearly indicating how it is to be invested, the Fund’s policy is to treat the money as an investment in the Treasury Bill Portfolio.

        The Fund reserves the right to reject investments in part or in whole. The Fund’s Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of shares in the Fund’s Portfolios by its shareholders. Each Portfolio is intended for long-term investors. The Fund discourages frequent purchases and redemptions of shares in its Portfolios by its shareholders. “Market-timers” who engage in frequent purchases and redemptions over a short period can disrupt a Portfolio’s investment program and create additional transaction costs that are borne by all shareholders.

        Complete and detailed records for each Shareholder Account are maintained by the Fund’s transfer agent. A confirmation is sent to a shareholder at the time of each purchase, redemption or other transaction. Certificates for shares are issued without charge, but only when specifically requested in writing by the investor. Certificates are not issued for fractional interests.

        The Fund has authorized one or more broker-dealers to accept purchase and redemption orders for Fund shares on the Fund’s behalf. Such broker-dealers are authorized to designate other intermediaries to accept purchase and redemption orders for Fund shares on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker-dealer, or if applicable, a broker-dealer’s authorized designee or intermediary, accepts the order. In such instances, an investor’s order will be priced at the Fund’s net asset value next computed after it is accepted by such an authorized broker-dealer or the broker-dealer’s authorized designee.

        Investors who purchase or redeem shares in the Fund through a broker-dealer may be charged a transaction fee by the broker-dealer, who may place such orders by telephone in accordance with the Fund’s procedures.

REDEMPTION OF SHARES

        Shareholders may redeem all or some of their shares in any of the Fund’s Portfolios.

        Subject to the limitations noted below, requests for redemption will be accepted for a Portfolio on any business day. The price paid to the redeeming shareholder is the Portfolio’s net asset value per share next computed after receipt by the Fund’s transfer agent of the properly completed redemption request.

        Redemption requests must be accompanied by certificates, if issued, and must be sent to the Fund’s transfer agent. Shareholders may be required to use a redemption form provided by the Fund. The Fund may refuse redemption requests not made in the proper manner. Please see “Redemption of Shares” in the Prospectus for further information.

        Requests for redemption (whether in writing or by telephone) will be processed by the Fund’s transfer agent at the net asset value next determined after receipt of the request. Because the net asset values per share of the Fund fluctuate (reflecting the market value of assets owned by the Portfolios), the amount a shareholder receives for a redemption may be more or less than the amount of his or her purchase and may be more or less than the net asset value on the date that a written redemption request is mailed. Any such redemptions are purely voluntary on the part of the shareholder.

Redemption Limitations

        The right to redeem may be limited or suspended by the Fund, or the payment date postponed, as follows:

  for any period during which the New York Stock Exchange is closed or trading thereon is restricted, as determined by the SEC;

  for any period during which the SEC determines that an emergency makes it impractical to dispose of portfolio securities or to calculate net asset values; or

  during any period for which the SEC has by order permitted a suspension for the protection of shareholders.

In-Kind Redemptions

        Subject to the restrictions set forth below, the Fund may require redeeming shareholders in the Permanent Portfolio (but not shareholders in any other Portfolio) to accept readily tradable gold or silver bullion or coins from the Permanent Portfolio’s holdings in complete or partial payment of redemptions in instances where so doing would present an advantage to the Permanent Portfolio in pursuit of its tax-planning objectives over a sale or other disposition of the assets. Although the Investment Adviser believes it is unlikely that the Fund would ever use an asset other than gold or silver bullion or bullion-type coins for any such in-kind redemptions, the assets would be selected by the Fund from the Permanent Portfolio and generally would not reflect Target Percentages. The Fund would not require redeeming shareholders to accept any investment that is not readily salable.

        Investors should note that an in-kind distribution might result in inconvenience or in financial loss or gain due to price fluctuations. The risk of financial loss would be especially great in the case of an investment subject to high price volatility. Also, shareholders might incur high brokerage costs in liquidating small lots of distributed investments.

        In order to reduce the possibility of inconvenience or loss, the Fund has agreed that it will not exercise its right to make such a required in-kind redemption unless it has arranged, on behalf of the shareholder, a convenient opportunity to accomplish the prompt sale of the assets through a qualified broker or dealer. Further, the Fund will not require a shareholder to accept an asset in an in-kind redemption if the necessary costs of selling the asset (in the form and quantity distributed to the shareholder) exceed 2% of the asset’s value at the time of the redemption. In the event that a shareholder elected not to use the broker or dealer provided by the Fund to sell assets distributed to him or her, the Fund would deliver the assets to the shareholder, or at his or her request, to his or her bank.

        The Permanent Portfolio makes portfolio changes on the basis of investment factors at the time and in pursuit of its investment objectives, and in order to adhere to its Target Percentages. See “The Four Portfolios – Permanent Portfolio” in the Prospectus. In accordance with these objectives, at the time the decision is made to dispose of assets from the Permanent Portfolio, the Fund will decide whether to sell the assets or to distribute them in satisfaction of redemption requests.

        If the Fund ever elects to dispose of assets through such required in-kind redemptions, it will inform its transfer agent of the specific assets to be used and the order in which to use them. The transfer agent thereafter would honor all redemption requests, in the order received, by distributing the designated assets. Generally, the transfer agent would continue to effect all redemption requests for the Permanent Portfolio with in-kind distributions until the designated assets were exhausted or until the Fund instructed the transfer agent otherwise. The Fund might instruct the transfer agent otherwise, for example, if the Fund no longer intended to dispose of a designated asset or if a particular redemption request would result in a distribution of assets that, in the estimation of the Investment Adviser, could not then be sold at a cost of 2% or less of the value of the assets.

        From time to time, the Fund at the request of a redeeming shareholder in any Portfolio, may distribute readily tradable assets to the shareholder in payment of his or her redemption. To be accepted by the Fund, any such request for an in-kind payment must be made in writing and must be included in the redemption request to which it pertains. The Fund will accept a request for in-kind payment of redemption of shares in a Portfolio only as an alternative to making a sale of the respective asset in a transaction consistent with the Portfolio’s investment policies.

In-Kind Redemption Requests

        If the Fund ever elects to make assets available for in-kind payment of redemptions, it will inform its transfer agent of the specific assets to be used. The transfer agent thereafter would honor all written redemption requests for a particular such asset, in the order received, by distributing the designated asset. The transfer agent would continue to effect all redemption requests for a particular asset with in-kind payment until the asset was exhausted or until the Fund instructed the transfer agent otherwise. The Fund might instruct the transfer agent otherwise, for example, if the Fund no longer intended to dispose of the asset.

        The Fund makes no representation that it will attempt to protect any redeeming shareholder from inconvenience, expense or loss that results from an in-kind redemption requested by the shareholder.

        The Fund has adopted the following operating policies with respect to such in-kind redemptions:

  the Fund shall identify before 4:00 p.m. Eastern Time of the day on which such identification is made, any readily tradable assets held by a Portfolio that are available for in-kind redemption;

  any shareholder (except an affiliate as set forth below), may request an in-kind redemption of shares in such Portfolio prior to 4:00 p.m. of such day and any such request shall become irrevocable at 4:00 p.m. of such day;

  no such request for redemption shall be accepted for any Fund shares held by an affiliated person or other person specified in section 17(a) of the 1940 Act;

  the Fund will accept a request for an in-kind redemption only as an alternative to the sale of the asset to be distributed in a transaction consistent with the Portfolio’s investment policies;

  requested in-kind redemptions shall be limited to assets for which market quotations are readily available; and

  the asset price used to effect the redemption shall be the respective asset price used to calculate the net asset value of the shares being redeemed.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        The Fund’s portfolio transactions are recommended by the Investment Adviser and placed by the Fund’s officers. The objective of the Fund in effecting portfolio transactions is to obtain the best available prices, taking into account services and the costs and promptness of executions. Some of the Fund’s purchases and sales of investments will be made directly with dealers and market-makers, usually without brokerage commissions. In other cases, the Fund will use a broker-dealer and will pay commissions. In many foreign countries, commission rates are fixed by governmental or exchange regulation or by industry agreement, and may be higher or lower than those charged on comparable transactions in the United States.

        Neither the Fund’s Board of Directors, its officers nor the Investment Adviser intends to request research, statistical, securities pricing or other related services from any broker-dealer beyond what the broker-dealer provides to its customers generally, nor will the Fund’s Board of Directors, its officers or the Investment Adviser pay any broker additional commissions on portfolio transactions as an inducement to sell Fund shares. Nevertheless, the Fund’s officers may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to those which have provided research, statistical and related services to the Fund or the Investment Adviser for the benefit of the Fund. The Investment Adviser believes that while research and related services may be useful in varying degrees, they are of indeterminable value and may or may not reduce the expenses of the Investment Adviser.

        The Fund’s Board of Directors does not consider that it has an obligation to obtain the lowest available commission rate with respect to portfolio transactions to the exclusion of price, service and qualitative considerations. Nevertheless, the officers of the Fund and of the Investment Adviser are authorized to negotiate payment only for brokerage services rendered and not for research, statistical or other services. The Fund’s Board of Directors does not authorize the payment of commissions to brokers in recognition of their having provided such services, in excess of commissions other qualified brokers would have charged for handling comparable transactions.

        There currently is no agreement or commitment to place orders with any dealer, market-maker or broker-dealer.  Please see the following table for information on commissions paid by the Fund’s Portfolios.

PORTFOLIO COMMISSIONS AND TURNOVER

        The Fund’s Portfolios paid the following commissions and had the following portfolio turnover rates during the last three fiscal years:

	Fiscal Year Ended January 31

	2009	2008	2007

Total commissions paid
Permanent Portfolio	$669,625	$210,296	$134,861
Treasury Bill Portfolio	0	0	0
Versatile Bond Portfolio	0	0	0
Aggressive Growth Portfolio	2,915	9,010	21,917

Portfolio turnover rate
Permanent Portfolio	37.00%	37.46%	7.28%
Treasury Bill Portfolio	N/A	N/A	N/A
Versatile Bond Portfolio	88.01%	74.72%	78.90%
Aggressive Growth Portfolio	3.44%	9.16%	1.97%

DISTRIBUTOR

        The Fund’s distributor is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Distributor”). The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.

        The Distributor is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor, as an agent in connection with the distribution of the Fund’s shares, is responsible for the continuous distribution, on a “best efforts” basis, of the shares of each of the Fund’s Portfolios.

        The Investment Adviser pays all customary fees and charges of the Distributor incurred by the Fund (see “Management – Investment Adviser” in the Prospectus).

TRANSFER AND DIVIDEND-DISBURSING AGENT

        The Fund’s transfer and dividend disbursing-agent is U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 (“Transfer Agent”), telephone number (800) 341-8900.

        The Transfer Agent maintains the records of each Shareholder Account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and disbursing agent, and performs other related shareholder service functions. See “Redemption of Shares By the Fund – In-Kind Redemptions.”

        The Investment Adviser pays all customary fees and charges of the Transfer Agent incurred by the Fund (See “Management – Investment Adviser” in the Prospectus).

CUSTODIAN

        The Fund’s custodian is State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105 (“Custodian”).  HSBC Bank, USA, N.A. currently serves as the Custodian’s sub-custodian with respect to certain gold and silver assets owned by the Permanent Portfolio.

        The Custodian receives and deposits cash, holds all securities and other evidences of investments of the Fund (other than gold and silver assets), receives and delivers securities and other investments bought or sold by the Fund, and receives and collects income from the Fund’s investments. From time to time, but only upon direction of the Investment Adviser, some of the Fund’s assets may be held in the London, Zurich or other foreign offices of the Custodian’s sub-custodians or foreign custodians which are qualified to act as such under the 1940 Act, in accordance with Rule 17f-5 thereunder.

        The custodial agreement between the Fund and the Custodian requires the Custodian to hold the Fund’s assets in strict segregation; the custodial agreement prohibits commingling of the Fund’s assets with assets owned by the Custodian, and it requires the Custodian to receive and maintain the Fund’s assets in a form and condition that would make them readily identifiable as customer property in an audit or in the event that the Fund appoints a successor custodian.  The custodian agreement also provides that the Custodian shall be indemnified by and be without liability to the Fund for any action taken or omitted by it in good faith without negligence.

        In executing portfolio transactions, the Custodian acts as an agent for the Fund, but has no part in the management or investment decisions of the Fund or in the Fund’s general administration. The Custodian does not provide trusteeship protection or protection for investors against possible depreciation of assets.

        The Investment Adviser pays all customary fees and charges of the Custodian incurred by the Fund (See “Management – Investment Adviser” in the Prospectus).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Fund’s independent registered public accounting firm is Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 (“Tait Weller”). The financial information under the caption “Financial Highlights” in the Prospectus has been derived from the Fund’s financial statements contained in the Fund’s Annual Report to Shareholders.

        The Investment Adviser pays all customary fees and charges of Tait Weller incurred by the Fund (See “Management – Investment Adviser” in the Prospectus).

GENERAL INFORMATION

Capitalization

        The Fund’s present authorized capitalization is 500,000,000 common shares, $.001 par value per share. The Fund’s Board of Directors has designated from the Fund’s authorized common stock the following four series: 250,000,000 shares in the Permanent Portfolio; 100,000,000 shares in the Treasury Bill Portfolio; 25,000,000 shares in the Versatile Bond Portfolio; and 50,000,000 shares in the Aggressive Growth Portfolio. Upon issuance and sale, shares of the Fund are fully paid and nonassessable, have no preemptive rights and are freely transferable. Shareholders may redeem their shares. See “Redemption of Shares.”

        Holders of shares in each Portfolio are entitled to vote separately on any change in that Portfolio’s investment objective and fundamental investment policies and limitations, as provided in Section 13(a) of the 1940 Act, and on all matters on which the 1940 Act, other applicable law or the Articles of Incorporation of the Fund require a vote by Portfolios. Otherwise, all Fund shareholders have equal voting rights, vote as a single class and are entitled to one vote per share.

        The Fund will hold an annual meeting of its shareholders in any year in which an annual meeting is required under Maryland law and the charter and bylaws of the Fund. Maryland law and the Fund’s bylaws provide that the Fund is not required to hold an annual meeting in any year in which the election of directors is not required to be acted upon under the 1940 Act.

        The Fund has no other securities outstanding. However, from time to time, the Fund’s Board of Directors may authorize the Fund to issue additional shares of common or preferred stock, in series, with such rights and preferences as will be determined by the Board of Directors in authorizing any such shares.  Any offering or sale by the Fund of shares of additional series or classes to the public would be subject to effective registration of the shares as necessary under federal and state securities laws.

FINANCIAL STATEMENTS

        The financial statements of the Fund as of and for the period ended January 31, 2009 are incorporated herein by reference. Such financial statements have been audited by Tait Weller, as set forth in their report thereon included therein, and are incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

        The Fund will furnish a copy of its Annual Report to Shareholders for the year ended January 31, 2009, without charge and upon request, by writing or calling the Shareholder Services Office.

No person is authorized to give any information or to make any representation not contained in this SAI or in the Prospectus in connection with the matters described herein and therein. If given or made, such information or representation must not be relied upon as having been authorized.

Appendix A

PERMANENTPORTFOLIO FAMILY OF FUNDS, INC.
PROXY VOTING POLICIES AND PROCEDURES
MAY 1, 2003
AS AMENDED SEPTEMBER 26, 2007

Permanent Portfolio Family of Funds, Inc. (“Fund”) has adopted the following policies and procedures to determine how to vote proxies relating to portfolio securities held by each series of the Fund (each, a “Portfolio”).

I.

Delegation. The Board of Directors of the Fund (“Board of Directors,” or “Board”) has delegated to Pacific Heights Asset Management, LLC, the Fund’s investment adviser (“Pacific Heights”), the responsibility for voting proxies relating to portfolio securities held by a Portfolio as a part of the investment advisory services provided by Pacific Heights to the Fund. All such proxy voting responsibilities shall be subject to the Board’s continuing oversight. Notwithstanding this delegation of responsibilities for voting proxies, the Fund may revoke such delegation, in whole or in part, at any time.

II.

Fiduciary Duty.. Pacific Heights is a fiduciary to each of the Portfolios and shall vote proxies in a manner consistent with the best interests of each such Portfolio and its shareholders. Every reasonable effort shall be made by Pacific Heights to vote the Fund’s proxies. However, Pacific Heights shall not be required to vote a proxy if it is not practicable to do so, or if it determines that the potential costs involved with voting a proxy outweighs the potential benefits to a Portfolio or its shareholders.

III.

Proxy Voting Services. Pacific Heights may engage an independent proxy voting service to assist it in the voting of the Fund’s proxies. Such a service would be responsible for coordinating with the Fund’s custodian to ensure that all applicable proxy solicitation materials received by the custodian are processed in a timely fashion.

IV.	Conflicts of Interest. The proxy voting guidelines of Pacific Heights shall address the procedures it would follow with respect to conflicts of interest.

V.

Annual Filing. The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Portfolios during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VI.	Reports. Pacific Heights shall report annually to the Board of Directors with respect to the filing of Form N–PX with the Securities and Exchange Commission.

VII.

Role of the Board of Directors. The Board of Directors shall oversee Pacific Heights’ proxy voting processes and periodically review the Fund’s and Pacific Heights’ proxy voting policies and procedures. Pacific Heights shall notify the Board promptly of any material changes to Pacific Heights’ proxy voting policies and procedures.

Appendix B

PACIFIC HEIGHTS ASSET MANAGEMENT, LLC
PROXY VOTING POLICIES AND PROCEDURES
MAY 1, 2003
AS AMENDED SEPTEMBER 26, 2007

Pacific Heights Asset Management, LLC (“Pacific Heights”) has adopted the following policies and procedures (“Guidelines”), pursuant to which Pacific Heights, in the absence of special circumstances, generally shall vote proxies relating to portfolio securities held by each series of Permanent Portfolio Family of Funds, Inc. (“Fund”). These Guidelines are reasonably designed to ensure that such proxies shall be voted in the best interest of the shareholders in each series of the Fund (each, a “Portfolio”), in accordance with Pacific Heights’ fiduciary duties and applicable regulations.

I.   Duty to Vote Proxies

Proxies are an asset of the Portfolios, and as such shall be treated by Pacific Heights with the same care, diligence and loyalty as any asset belonging to the Fund’s Portfolios. As such, Pacific Heights views seriously its responsibility to exercise voting authority over securities that are owned by the Portfolios. The following Guidelines shall be observed with respect to proxies. These Guidelines also address special provisions for conflicts of interests that may arise in connection with voting proxies.

A.

The Fund has delegated the power to vote its proxies to Pacific Heights. Every reasonable effort shall be made by Pacific Heights to vote the Fund’s proxies. However, voting proxies for shares of certain non-U.S. companies may involve significantly greater effort and cost than for shares of U.S. companies. There may be situations where Pacific Heights may not, or cannot, vote a proxy. For example, Pacific Heights may receive proxy solicitation materials too late to be acted upon, or the cost of voting may outweigh the benefit of voting. In such instances, Pacific Heights shall not be required to vote such proxies if it is not practicable to do so, or if it determines that the potential costs involved with voting a proxy outweighs the potential benefits to a Portfolio or its shareholders by voting such a proxy.

B.

Pacific Heights is a fiduciary to each of the Fund’s Portfolio’s and shall vote proxies in a manner consistent with the best interests of each such Portfolio and its shareholders. As such, it is the policy of Pacific Heights to review each proxy statement on an individual basis and to vote exclusively in the best interests of such a Portfolio and its shareholders.

C.

To document that proxies are being voted, Pacific Heights shall keep a record for each of the Fund’s Portfolios where applicable, reflecting: (i) when each proxy is first received; (ii) when each proxy is voted; and (iii) how that proxy is voted. Pacific Heights shall keep and maintain such records consistent with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and other applicable rules and regulations. In each instance in which a proxy is not voted for any reason (such as the late receipt of the proxy, incorrect instructions as to how to vote the proxy, or for some other reason), a written explanation shall be prepared stating the reasons why that proxy was not voted. Pacific Heights shall make its proxy voting history and these Guidelines available to the Fund upon request.

D.

Pacific Heights may engage an independent proxy voting service to assist it in the voting of the Fund’s proxies. Such a service would be responsible for coordinating with the Fund’s custodian to ensure that all applicable proxy solicitation materials received by the custodian are processed in a timely fashion.

II.     Guidelines for Voting Proxies

Pacific Heights generally will vote the Fund’s proxies so as to promote the long-term economic value of the underlying securities, and generally will follow the Guidelines provided below. Each proxy proposal shall be considered on its own merits, and an independent determination shall be made whether to support or oppose management’s position. Pacific Heights believes that the recommendation of management should be given substantial weight, but Pacific Heights shall not support management proposals that may be detrimental to the underlying value of the Portfolio’s investment positions.

Pacific Heights shall be responsible for administering, executing and overseeing the Fund’s proxy voting process. On occasion, Pacific Heights may vote a proxy in a manner other than suggested by the Guidelines; however, such departures from the Guidelines are expected to be rare, and Pacific Heights shall maintain a record supporting such votes.

A.     Specific Policies

1.     Routine Matters

a.

Election of Directors. In general, Pacific Heights shall vote in favor of an issuer’s management’s director nominees if they are running unopposed. Pacific Heights believes that an issuer’s management is in the best position to evaluate the qualifications of its directors and the needs of its particular board of directors. Nevertheless, Pacific Heights shall vote against, or withhold its vote for, any director nominee whom it feels is not qualified. When an issuer’s management’s director nominees are opposed in a proxy contest, Pacific Heights shall evaluate which director nominee’s publicly-announced management policies and goals are most likely to maximize shareholder value, as well as evaluate the past performance of the incumbent director nominees, voting in accordance with its evaluation.

b.

Ratification of Selection of Auditors. In general, Pacific Heights shall rely on the judgment of management in selecting an issuer’s independent auditors. Nevertheless, Pacific Heights shall examine the recommendation of the issuer’s management in appropriate cases (e.g., where there has been a change in independent auditors based upon a disagreement on accounting matters), voting in accordance with its examination.

c.

Stock Option and Other Equity Based Compensation Plan Proposals. In general, Pacific Heights shall approve an issuer’s management’s recommendations with respect to the adoption or amendment of stock option plans and other similar equity-based compensation plans; provided, however, that the total number of shares or other units of participation reserved under all of such an issuer’s compensation plans is reasonable and not excessively dilutive.

2.     Acquisitions, Asset Sales, Business Combinations, Mergers, Re-incorporations, Reorganizations and Other Transactions

Because voting on transactions such as acquisitions, asset sales, business combinations, mergers, re-incorporations and other reorganizations involves considerations unique to each transaction, Pacific Heights does not have a general policy with regard to voting on such transactions, but shall vote in such instances on a case-by-case basis for each transaction.

3.     Changes in Capital Structure

Pacific Heights shall evaluate proposed capital change actions on a case-by-case basis and will generally defer to an issuer’s management’s business analysis in support of such actions. In cases where proposed capital change actions support proxy defenses or act to reduce or limit shareholder rights, particular consideration shall be given by Pacific Heights to all the effects of such an action, and Pacific Heights’ shall vote in a manner consistent with the objective of maximizing long-term shareholder value.

4.     Anti-Takeover Proposals

In general, Pacific Heights shall vote against any proposal, whether recommended by an issuer’s management or otherwise, which it believes would materially contribute to preventing a potential acquisition or takeover, thereby potentially preventing the Fund from maximizing long-term shareholder value, including proposals to:

•	stagger the board of directors;

•	introduce cumulative voting;

•	introduce unequal voting rights;

•	create supermajority voting; and

•	establish preemptive rights.

In general, Pacific Heights shall vote in favor of any proposals, whether recommended by an issuer’s management or otherwise, to reverse an issuer’s policy or policies as listed above.

5.     Shareholder Proposals Involving Social, Moral or Ethical Matters

In general, Pacific Heights shall vote in accordance with an issuer’s management’s recommendation on issues primarily involving social, moral or ethical matters, except for certain instances where Pacific Heights believes such a proposal has substantial economic implications or the potential to maximize long-term value for the Fund’s shareholders, in which case, it shall vote accordingly.

B.     Voting Process

Generally, proxies are received, electronically or otherwise, and shall be promptly voted on by Pacific Heights. With respect to each matter voted upon, Pacific Heights shall record the following information for and on behalf of the applicable Portfolios:

•	the name of the issuer of the portfolio security;

•	exchange ticker symbol of the portfolio security;

•	the Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

•	the shareholder meeting date;

•	a brief identification of the matter voted on;

•	whether the matter was proposed by the issuer or by a security holder;

•	whether the Portfolio cast its vote on the matter;

•	how the Portfolio cast its vote (e.g., for or against the proposal, or abstaining; for or withholding regarding the election of directors); and

•	whether the Portfolio cast its vote for or against the issuer’s management.

After such votes are cast, Pacific Heights shall perform a review to ensure that all proxies received, and for which a voting obligation exists, have been properly voted.

III.     Conflicts of Interest

Each proxy shall be reviewed by Pacific Heights to assess the extent to which there may be a material conflict of interest between Pacific Heights and the Fund or any of its Portfolios. In addition, Pacific Heights shall assess to what extent, if any, there may be a material conflict of interest between Fund shareholders’ interests and the interests of Pacific Heights. For example, if an issuer’s proposal may harm the Fund or one of its Portfolios financially while enhancing the financial or business prospects of Pacific Heights, or conversely, if an issuer’s proposal may harm the financial or business prospects of Pacific Heights while enhancing the Fund or one of its Portfolios financially.

If Pacific Heights determines that a material conflict of interest exists, it shall promptly notify the Fund’s Board of Directors of the conflict of interest and seek guidance from the Board on voting such a proxy.

IV.     Recordkeeping and Reporting

Pacific Heights shall be required to maintain records of proxies voted pursuant to Section 204(2) of the Advisers Act and Rule 204-2(c) thereunder. Pacific Heights shall maintain and make available for review upon reasonable request to the Fund, its Portfolios and its shareholders, a copy of its Guidelines, proxy statements received regarding the Fund’s securities, a record of each vote cast, each written Fund request for proxy voting records and Pacific Heights’ response to any Fund request for such records. In addition, Pacific Heights shall maintain appropriate proxy voting records for the Fund in compliance with applicable regulations under the Investment Company Act of 1940, as amended.

Applicable proxy voting books and records shall be maintained by Pacific Heights for five (5) years, the first two (2) years in an easily accessible place.